As filed with the U.S. Securities and Exchange Commission on August 11, 2023

File No. 333-195493

File No. 811-22961

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ____	☐
Post-Effective Amendment No. 260	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 263	☒

EA Series Trust

(Exact Name of Registrant as Specified in Charter)

19 East Eagle Road

Havertown, PA 19083

(Address of Principal Executive Offices, Zip Code)

(215) 882-9983

(Registrant’s Telephone Number, including Area Code)

Patrick R. Cleary

19 East Eagle Road

Havertown, PA 19083

(Name and Address of Agent for Service)

Copy to:

Karen Aspinall, Esq.

Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, Kansas 66211

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this Registration Statement

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☐	on ________________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on ________________ pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on ________________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Subject to Completion—Dated August 11, 2023

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

ARK 21Shares Active On-Chain Bitcoin Strategy ETF (“ARKC”)

Fund Summary

Investment Objective

ARK 21Shares Active On-Chain Bitcoin Strategy ETF (the “Fund”) seeks [long-term] capital appreciation.

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1

Management Fee	[	]%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.00%
Acquired Fund Fees and Expenses[3]	[	]%
Total Annual Fund Operating Expenses	[	]%

[1]	Empowered Funds, LLC dba EA Advisers (the “Adviser”) (or an affiliate of the Adviser) bears all of the Adviser’s own costs associated with providing advisory services and all expenses of the Fund, except for the fee payment under the investment advisory agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan, Acquired Fund Fees and Expenses, brokerage expenses (except that the Adviser will pay any net account or similar fees charged by futures commission merchants), taxes (including tax-related services), interest (including borrowing costs, except that the Adviser will pay net interest expenses incurred in connection with investments in reverse repurchase agreements), litigation expense (including class action-related services), and other non-routine or extraordinary expenses.
[2]	Other Expenses are estimated for the current fiscal year. The Fund cannot accurately estimate anticipated current and deferred tax expenses prior to the commencement of investment operations.

[3]	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including the Underlying ETF (as defined below). Acquired Fund Fees and Expenses are estimated for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$[ ]	$[ ]

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. At the date of this Prospectus, the Fund has not yet commenced operations and therefore portfolio turnover data is not available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund. Under normal conditions, the Fund seeks to dynamically allocate its assets between exposures to bitcoin futures contracts and cash equivalents, depending on the prevailing trend of the bitcoin market as assessed by the Fund’s sub-adviser, 21Shares US LLC (“21Shares”) and sub-subadviser, ARK Investment Management LLC (“ARK”).

The Fund uses a proprietary trend indicator (the “Model”) to formulate its allocation strategy and determine whether the bitcoin market trend is bullish or bearish. Depending on the Model’s trend assessment, the Fund’s investment team will adjust the Fund’s exposure to bitcoin futures. While the Fund’s investment team utilizes the Model, the investment team retains full discretion in deciding how to allocate the Fund’s investments.

Under normal conditions, the Fund expects to invest at least 25% of its net assets in an affiliated underlying fund, the ARK 21Shares Active Bitcoin Futures ETF (the “Underlying ETF”), which is managed by the same investment team as the Fund. The Fund may also invest in Bitcoin Futures (defined below) through a subsidiary, as well as other investment companies that 21Shares believes can provide bitcoin exposure. In addition, under normal conditions, the Fund will allocate its remaining net assets to cash and cash equivalents, primarily U.S. government securities, as described below.

Through a subsidiary, each of the Fund and Underlying ETF may invest in standardized, exchange-traded bitcoin futures contracts that are cash settled in U.S. dollars and are traded on, or subject to the rules of, commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”), such as the Chicago Mercantile Exchange (the “CME”) (“Bitcoin Futures”). Neither the Fund nor Underlying ETF invest directly in bitcoin or other digital assets, or maintain direct exposure to “spot” bitcoin.

The Fund’s allocation strategy aims to optimize performance relative to the price of bitcoin. When the Model assesses bullish market conditions, the Fund will increase its allocation to the Underlying ETF and/or Bitcoin Futures up to approximately 100% of its net assets, while in a bearish conditions, the Fund increases its investments in cash and cash equivalents. The Fund may invest up to 75% of its net assets in cash and cash equivalents during bearish conditions as assessed by the Model. The Fund seeks to provide investment returns that exceed the price returns of bitcoin by employing an active approach to follow the trend indicated by the Model.

Under normal conditions, the Fund may invest in short-term U.S. Treasury instruments. There is no restriction on the duration or composition of the Fund’s Treasury holdings, which are designed to generate yield while also providing liquidity. The Fund may invest in U.S. government securities of any duration. The Fund may also invest in other investment companies for cash management purposes. Under normal conditions, the Fund seeks to maintain a minimum investment in the Underlying ETF and Bitcoin Futures of 25% of its net assets to ensure the Fund’s primary exposure to the bitcoin market.

The Model is independent of the Fund and is based on a set of rules determined by 21Shares and ARK to assist in making investment decisions for the Fund. The Model applies a combination of proprietary and publicly available metrics to generate trading signals, which are then evaluated by the investment team. Examples of inputs to the trend indicator could include, for example, metrics such as historical price data and on-chain data. The Model produces one or more trading signal outputs, which are then evaluated by the investment team, which exercises judgment in determining whether and how to change the Fund’s investment allocations based on the Model’s output. The Model’s trading signals can change frequently, in both direction and size. The Fund’s investment team exercises discretion in deciding how to apply the trading signals generated by the Model. The Fund’s investment team seeks to allocate the Fund’s assets in a manner that it believes will generate returns that track (before fees and expenses) the returns of the Model.

What is Bitcoin? Bitcoin is a digital asset also referred to as a digital currency or cryptocurrency. Bitcoin, as a cryptocurrency, is a unit of account on the “bitcoin network,” an open source, decentralized peer-to-peer computer network. Bitcoin may be held as an investment, may be used to purchase goods and services, or may be exchanged for fiat currency (like U.S. dollars). No single entity owns or operates the bitcoin network and the value of bitcoin is not backed by any government, corporation or other central body. Instead, the value of bitcoin is determined by supply and demand in markets created to facilitate trading and transactions in bitcoin. Because the source code for the bitcoin network is open-source, anyone can contribute to its development. Ownership and transaction records for bitcoin are protected by information technology known as cryptography, which is designed to protect the digital asset and only permits transactions to take place if certain conditions are satisfied. Transactions in bitcoin that occur on the network are also encrypted, which is designed to prevent anyone from creating counterfeit assets or from spending more money than is in their account. The ultimate supply of bitcoin is finite and currently limited to 21 million “coins.” The amount of bitcoin currently available continues to increase as new bitcoin supplies will be mined until the 21 million current protocol cap is reached. The bitcoin network is operated by a decentralized group of participants who run computer software that validates and records transactions in bitcoin (“miners”), developers who propose changes and improvements to this software, and users who use the software. Periodically, the software used by the bitcoin network is modified, which can result in different versions of bitcoin (“forks”). Although the Fund and Underlying ETF do not invest directly in bitcoin, the value of Bitcoin Futures can be affected by forks.

What are Bitcoin Futures? Bitcoin Futures are futures contracts traded on a commodity exchange registered with the CFTC. Currently, the only Bitcoin Futures contracts in which the Fund will invest are traded on the CME. The Fund and Underlying ETF may invest in standard Bitcoin Futures and in micro Bitcoin Futures (collectively referred to herein as Bitcoin Futures). These futures contracts are agreements between two parties that are executed on a commodity futures exchange, and that are cleared and margined through a clearing house. Bitcoin Futures are cash-settled, which means that one party agrees to buy a fixed quantity of bitcoin from another party at a future point in time at a price agreed at the initiation of the contract, but instead of taking physical delivery of bitcoin at the later date, settlement occurs using cash. The contractual obligations of a buyer or seller of Bitcoin Futures are generally satisfied by cash settlement at the end of the contract period or by making an offsetting sale or purchase of an identical futures contract before the designated date of delivery.

Each of the Fund and Underlying ETF expect to gain exposure by investing in a wholly owned subsidiary of the Fund and Underlying ETF, respectively, organized under the laws of the Cayman Islands and for which Empowered Funds, LLC dba EA Advisers (the “Adviser”) serves as investment adviser, 21Shares US LLC (“21Shares”) serves as sub-adviser and ARK Investment Management LLC (“ARK”) serves as sub-subadviser. Investing more than 25% of the Fund’s or Underlying ETF’s assets in the subsidiary could have adverse tax consequences for the Fund or Underlying ETF, respectively. See the section entitled “Taxation” in the Statement of Additional Information for more information. There can be no assurance that the Fund or Underlying ETF will be able to achieve or maintain its target bitcoin exposure. References to investments by the Fund or Underlying ETF, respectively should be read to mean investments by either the applicable subsidiary or the Fund or Underlying ETF.

Under normal conditions, each of the Fund and Underlying ETF invest more than 25% of its total assets in investments that provide exposure to bitcoin and/or Bitcoin Futures.

Neither the Fund nor Underlying ETF invest directly in bitcoin or other digital assets, or maintain direct exposure to “spot” bitcoin. Investors seeking direct exposure to the price of bitcoin should consider an investment other than the Fund.

More Information Regarding the Investment Strategy of the Underlying ETF:

The Bitcoin Futures in which the Underlying ETF invests generally have monthly or quarterly contract periods. Under normal conditions, the Underlying ETF will hold its Bitcoin Futures contracts during periods when the value of bitcoin may be rising, falling or flat. In order to maintain its positions in Bitcoin Futures, the Underlying ETF will sell Bitcoin Futures contracts as they near expiration, the end of the contract period, and buy new Bitcoin Futures contracts with a later expiration date. This is called “rolling.” Rolling Bitcoin Futures contracts means that the Fund will incur expenses associated with selling and buying positions.

In addition, the Underlying ETF’s investments in Bitcoin Futures will be subject to “contango” and “backwardation.” Contango occurs when a futures contract with a longer term to expiration is priced higher than a contract with a shorter term to expiration. This means that it costs more to replace a futures contract as the remaining term of the contract gets shorter. When rolling Bitcoin Futures contracts in contango, the Underlying ETF is selling a contract at a lower price and buying a new, longer contract at a relatively higher price. Backwardation occurs when a futures contract with a longer term is less expensive than a futures contract with a shorter term. When rolling Bitcoin Futures contracts in backwardation, the Underlying ETF is selling a shorter term contract at a higher price and buying a longer term contract at a lower price. Whenever the Underlying ETF is buying or selling a Bitcoin Futures contract, the Underlying ETF will incur transaction expenses.

The Underlying ETF’s Remaining Investments. The Underlying ETF will generally invest its remaining assets in any one or more of the following types of short-term cash instruments to provide liquidity, serve as margin, or collateralize the Underlying ETF’s investments in Bitcoin Futures:

●	U.S. Treasury securities;

●	Money market instruments; and

●	repurchase agreements.

The Underlying ETF may also engage in reverse repurchase agreements.

The Underlying ETF is classified as a non-diversified fund, which means that the Underlying ETF may invest a greater percentage of its assets in investments backed by a particular issuer, or in the case of Bitcoin Futures contracts, in contracts with a single counterparty or a few counterparties.

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More detailed risk descriptions are set forth below under the heading “Additional Information About the Fund’s Risks.”

Unless expressly noted otherwise, references to the “Fund” in this section refer to the Fund and Underlying ETF. All references to the “Fund” should be read to include the Underlying ETF.

Bitcoin and Bitcoin Futures are relatively new investments, which have unique and substantial risks and which may be more volatile than other types of investments. The value of an investment in the Fund could decline significantly and without warning, including to zero. You may lose the full value of your investment within a single day. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund. The performance of Bitcoin Futures may differ from the performance of bitcoin.

Market and Volatility Risk. The Fund’s investments, including its investments in Bitcoin Futures, are subject to market risk. Market risk is the risk that the value of an investment will rise or fall, which could occur due to specific factors relating to bitcoin or Bitcoin Futures, and due to general market or economic conditions or other factors.

Asset Risk. The Fund seeks to maintain managed exposure to bitcoin through its investment in Bitcoin Futures, but the Fund does not invest in bitcoin directly. The price of Bitcoin Futures may vary from the current value or current price of bitcoin in cash markets, which is called the “spot” price. The Fund’s performance will diverge from the performance of bitcoin in the spot markets, or from the performance of Bitcoin Futures. The Fund’s exposure to Bitcoin Futures will be effected through a wholly-owned subsidiary, and references to the Fund below includes the subsidiary.

Bitcoin Futures Risks. Bitcoin Futures expose the Fund to the following risks:

●	Bitcoin and Bitcoin Futures are relatively new assets and bitcoin and the bitcoin network are subject to rapid changes, uncertainty and regulation that may adversely affect the value of the Bitcoin Futures or the nature of an investment in the Fund, and may adversely affect the ability of the Fund to buy and sell Bitcoin Futures or achieve its investment objective.

●	Historically, bitcoin and Bitcoin Futures have been subject to significant price volatility. The price of Bitcoin Futures may differ significantly from the spot price of bitcoin and changes in the price of Bitcoin Futures may happen rapidly and without notice.

●	The market for Bitcoin Futures is less developed than older, more established futures markets (such as corn or wheat futures) and may be more volatile and less liquid than other futures markets. Although this market has grown since Bitcoin Futures were initially developed, there is no guarantee that the market will continue to develop in ways that support the continued growth and operation of the Fund.

●	An exchange or market may close early, close late or issue trading halts on Bitcoin Futures contracts. As a result, the ability to trade Bitcoin Futures contracts may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, result in the Fund being unable to trade Bitcoin Futures contracts at all, and/or cause significant deviations in the performance of Bitcoin Futures contracts from spot bitcoin. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

●	Increased demand for Bitcoin Futures may cause Bitcoin Futures to become more expensive to acquire and may cause the value of Bitcoin Futures to diverge more significantly from the value of the reference rate. Bitcoin Futures are valued based on the BRR, which is a rate determined by the CME and designed to provide an indicative price for spot bitcoin across a specific set of cash bitcoin exchanges. If demand for bitcoin rises, this could affect the reference rate and the value of Bitcoin Futures.

●	In some cases, the near month Bitcoin Futures contract’s price can be lower than later expiring contracts’ prices (“contango”). If Bitcoin Futures suffer a prolonged period of contango, and absent the impact of rising or falling bitcoin prices, the Fund’s net assets value (“NAV”) and total return could be adversely affected, and you could suffer a partial or total loss of your investment in the Fund.

●	Bitcoin Futures are subject to position limits, accountability limits and dynamic price fluctuation limits that may limit the Fund’s ability to invest the proceeds of creation baskets in Bitcoin Futures and may cause the Fund to fail to maintain its target bitcoin exposure or may impair the Fund’s ability to meet its investment objective. Bitcoin Futures also are subject to relatively high initial margin requirements that may limit the Fund’s ability to achieve its desired investment exposure and may require the Fund to liquidate a position in Bitcoin Futures when it otherwise would not do so.

●	When a Bitcoin Futures contract is nearing expiration, the Fund will generally sell it and use the proceeds of the sale to buy a Bitcoin Futures contract with a later expiration date. This is called “rolling.” The costs associated with rolling Bitcoin Futures typically are substantially higher than the costs associated with rolling futures contracts for other types of reference assets. Costs associated with rolling Bitcoin Futures contracts may have a significant adverse impact on the Fund’s investment performance.

●	There may be imperfect correlation between changes in the market value of a Bitcoin Futures contract and the value of its underlying reference asset, the BRR, and this may be exaggerated in times of market stress or volatility. Bitcoin Futures require the Fund to post margin or collateral in a manner that satisfies contractual undertakings. In order to satisfy margin requirements, the Fund may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund’s ability to fully execute its investment strategies and/or achieve its investment objective.

Bitcoin and the Bitcoin Network Risks. The Fund may be subject to the following risks as a result of its investments in Bitcoin Futures:

●	Bitcoin and other cryptocurrencies are a relatively new and developing asset subject to both developmental and regulatory uncertainty. Future U.S. or foreign regulatory changes may alter the risks associated with an investment in the Fund, or the Fund’s ability to implement its investment strategy.

●	Digital assets such as bitcoin were introduced relatively recently, and the medium-to-long term value of bitcoin is subject to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets that are uncertain and difficult to evaluate.

●	The value of bitcoin depends on the development and acceptance of the bitcoin network. The slowing or stopping of the development or acceptance of the bitcoin network may adversely affect an investment in the Fund.

●	New competing digital assets may pose a challenge to bitcoin’s current market position, resulting in a reduction in demand for bitcoin, which could have a negative impact on the price of bitcoin and Bitcoin Futures, and thus a negative impact on the performance of the Fund.

●	If one or a coordinated group of miners were to gain control of more than 50% of the bitcoin network, they could have the ability to manipulate transactions, halt payments and fraudulently obtain bitcoin.

●	There is no registry showing which individuals or entities own bitcoin or the quantity of bitcoin owned by any particular person or entity. It is possible, and in fact, reasonably likely, that a small group of early bitcoin adopters hold a significant portion of the bitcoin that has thus far been created. There are no regulations in place that would prevent a large holder of bitcoin from selling their bitcoin. Substantial bitcoin sales may adversely affect the price of bitcoin and Bitcoin Futures.

●	Although the Fund’s investments will be in Bitcoin Futures contracts traded on regulated futures exchanges, bitcoin and bitcoin trading venues may be subject to similar or less regulation. As a result, there is the risk that individuals or groups may engage in fraud or market manipulation and investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional assets. Over the past several years, a number of bitcoin trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Although the Fund’s direct investments will be in Bitcoin Futures contracts traded on regulated futures exchanges, to the extent Bitcoin Futures are tracking the spot bitcoin markets, the Fund’s investments in Bitcoin Futures could be adversely affected by fraud, failure or security breaches in spot bitcoin markets.

●	The open-source nature of the bitcoin network can result in changes to the underlying code of bitcoin, which may result in the creation of new, separate digital assets, commonly called a “fork,” or in the release of a large amount of a newly created digital asset, commonly called an “airdrop.” A fork or an airdrop could result in significant and unexpected changes in the value of bitcoin on spot markets, which could adversely affect Bitcoin Futures, and the Fund.

Fund of Funds Risk. Because it invests significantly in the Underlying ETF, the Fund’s investment performance largely depends on the investment performance of Underlying ETF. An investment in the Fund is subject to the risks associated with the Underlying ETF. The Fund will indirectly pay a proportional share of the expenses of the Underlying ETF (including operating expenses and management fees), which are included in the Fund’s unitary management fee.

Liquidity Risk. Liquidity risk is the risk that the Fund might not be able to sell an investment without significantly changing the value of the investment on the Fund’s books. Liquidity risk can be elevated by market disruptions or volatility, and during these periods, it may be difficult or impossible for the Fund to buy or sell an investment, including in Bitcoin Futures, at a desired price. The market for Bitcoin Futures is still developing and may experience periods of significant illiquidity. The demand for Bitcoin Futures and the large size of the positions which the Fund may acquire may increase the risk of illiquidity by making positions more difficult to liquidate, increasing transaction costs, or by increasing the losses incurred while trying to do so. In addition, limits imposed by counterparties, exchanges or other regulatory organizations, such as accountability levels, position limits and daily price fluctuation limits, may contribute to a lack of liquidity and have a negative impact on Fund performance. Developments in the market for spot bitcoin could also affect the Fund’s ability to transact in Bitcoin Futures, including rolling positions. The Fund cannot acquire new investments if 15% of its net assets are held in illiquid securities, so the Fund could be negatively impacted by periods of illiquidity and the NAV and the market price of the Fund’s shares could be adversely affected.

Investment Capacity Risk. The Fund invests in specific types of instruments and Bitcoin Futures. If the Fund cannot obtain its desired type or amount of Bitcoin Futures for any reason, including limited liquidity in the Bitcoin Futures market, additional demand for Bitcoin Futures, a disruption to the Bitcoin Futures market, or changes in margin requirements or position limits imposed by the Fund’s futures commission merchants (“FCMs”), the CME, or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses. Any disruption in the Fund’s ability to obtain exposure to Bitcoin Futures contracts will cause the Fund’s performance to deviate from the performance of bitcoin and Bitcoin Futures. Additionally, the ability of the Fund to obtain exposure to Bitcoin Futures contracts is limited by certain tax rules that limit the amount the Fund can invest in the subsidiary.

Counterparty Risk. Investing in futures contracts, derivatives and repurchase agreements involves entering into contracts with third parties (collectively, “counterparties”). Using derivatives and repurchase agreements involves risks that are different from the risks associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

The counterparty to a listed futures contract, such as Bitcoin Futures, is the derivatives clearing organization for the listed future. The listed future is held through an FCM acting on behalf of the Fund. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.

Leverage Risk. Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or investment practices that multiply small index, market or asset-price movements into larger changes in value. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. The use of leverage will increase the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.

Non-Diversified Risk. The Underlying ETF is classified as a “non-diversified” fund under the Investment Company Act. This means that the Underlying ETF’s assets will be invested in a small number of issuers, or have its assets exposed to a smaller number of counterparties, than a diversified fund. A non-diversified fund may be more volatile than a diversified fund because the gains or losses on a single investment may have a greater impact on the Fund’s NAV and therefore the Underlying ETF’s market price as compared to a diversified fund.

Active Management Risk. The Fund is actively managed and its performance is based on the judgments and investment decisions that 21Shares makes for the Fund. The judgments and decisions made by the portfolio manager or 21Shares may not implement the strategy correctly, which may cause the Fund to underperform as compared to investments of similar risk.

Quantitative Investment Selection & Model Risk. Data for some market investors’ holdings or sentiments may be less available and/or less current than data used by other investment advisory firms. 21Shares and ARK use quantitative analyses, and their processes could be adversely affected if erroneous or outdated data is utilized. Moreover, the data utilized to evaluate investor sentiment will reflect data that is collected by regulators and other third-parties. This data may be incomplete or incorrect and therefore could be inaccurate in whole or in part. If the data is incomplete or incorrect, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been more comprehensive. In addition, investments selected using a quantitative analysis could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic, and changes in the characteristic’s historical trends.

Subsidiary Risk. The Fund seeks to gain its targeted investment exposure through investment in the Fund’s wholly-owned subsidiary, which is organized under the laws of the Cayman Islands. Certain policies and procedures require that the subsidiary be consolidated with the Fund for purposes of testing compliance with applicable tax regulations and investment limitations. Changes in laws in the United States or the Cayman Islands could affect the use of the subsidiary structure, which could adversely affect the Fund’s ability to achieve its investment objective.

Repurchase Agreements Risk. The Fund may enter into repurchase agreements. In a repurchase agreement, a party sells a security, commonly a U.S. government security, and agrees to buy the security back at a specific price at a specified later time. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Derivatives Risk. The Fund’s use of derivatives (in the form of Bitcoin Futures) presents risks different than investing directly in traditional securities. Using derivatives can lead to losses because of adverse movements in the price or value of the underlying reference asset, which may be magnified by features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally committed to initial margin, and more money than it would have lost had it invested in the underlying reference asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. There may be imperfect correlation between changes in the market value of a derivative and the value of its underlying reference asset, and this may be exaggerated in times of market stress or volatility. Bitcoin Futures require the Fund to post margin or collateral in a manner that satisfies contractual undertakings. In order to satisfy margin requirements, the Fund may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund’s ability to fully execute its investment strategies and/or achieve its investment objective. Using derivatives may also increase the amount of taxes payable by shareholders because changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or exit those positions. Using derivatives also involves the risk of mispricing or improper valuation and changes in the value of the derivative may not correlate perfectly with the underlying reference rate. Derivatives may be subject to changing government regulation that could impact the Fund’s ability to use certain derivatives and their cost.

Bond and Fixed Income Risks. The Fund’s investments in fixed income securities are subject to one or more of the following risks:

●	Credit Risk. Bonds are subject to credit risk, which is the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. The credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.

●	Interest Rate Risk. Debt securities, including bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Rising interest rates increases the potential for periods of volatility and increased redemptions. In addition, debt securities, such as bonds, with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations.

●	U.S. Government Securities Risk. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Shorter term U.S. government securities may be more sensitive to rising interest rates than longer term obligations. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses the Fund.

●	Inflation Risk. Inflation rates change frequently and suddenly, based on a variety of factors including changes in global markets and economies. Fixed income securities tend to be more sensitive to changes in inflation rates. The Fund’s investments in fixed income securities could be subject to increased volatility or illiquidity events in response to changes in inflation rates.

Tax Risk. The Fund intends to qualify as a registered investment company under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended. In order to qualify as a registered investment company, at least 90% of the Fund’s gross income must be “qualifying income”, derived from specific types of assets. In addition, the Fund must meet quarterly asset diversification tests and annual distribution requirements. The Fund’s investment activities will be limited by the Fund’s intention to qualify for such treatment. The Fund may make investments even if the treatment of those investments is unclear. If the Fund fails to qualify for Subchapter M treatment in any year, the Fund would be taxed like an ordinary corporation subject to U.S. federal income tax on all of its income at the fund level, which would reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a registered investment company, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.

The Fund invests in Bitcoin Futures indirectly through a wholly-owned subsidiary because income and gains from such investments if made by the Fund directly would not be treated as qualifying income for purposes of the Fund qualifying as a regulated investment company for federal income tax purposes. Based upon Internal Revenue Service (“IRS”) regulations, the Fund expects that income and gains derived from the subsidiary to constitute qualifying income, but future regulations, enforcement, guidance or statutory changes in the U.S. or the Cayman Islands could limit the circumstances in which such income gains would be considered qualifying income or otherwise result in the Fund or the subsidiary or both from operating as intended and cause the Fund to make changes to its operations. Such changes could result in adverse tax consequences or decreased investment returns.

The tax considerations above would apply to the Underlying ETF with respect to its investment in the Underlying ETF’s wholly-owned subsidiary.

The rules dealing with U.S. federal income taxation and the rates themselves are constantly under review in the legislative process and by the IRS and the U.S. Treasury Department. Changes in tax laws or regulations or future interpretations of such laws or regulations could adversely affect the Fund and/or the Fund’s shareholders.

ETF Risks.

●	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the [ ] (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares.

●	Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.

●	Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be significantly less liquid than the Fund’s Shares, potentially causing the market price of the Fund’s Shares to deviate from its NAV.

Investment in Other Investment Companies Risk. The Fund’s investment in another investment company, including a money market fund or another exchange-traded fund, may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. In addition, there are several factors that may cause the returns of the Fund to differ substantially from the returns of an account that held a corresponding amount of bitcoin directly. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Cash Creation Unit Risk. To the extent the Fund effects its creations and redemptions for cash, rather than in-kind securities, the Fund’s shares may trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker dealers, also known as “authorized participants,” create or redeem shares directly through the Fund. Most investors will buy and sell shares of the Fund on an exchange through a broker-dealer. Cash creation and redemption transactions may result in certain brokerage, tax, execution, price movement and other costs and expenses related to the execution of trades resulting from such transactions. To offset these expenses, the Fund will collect fees from the applicable authorized participant to reimburse the Fund for any costs incurred by the Fund that result from a cash creation or redemption. The use of cash for redemptions will limit the tax efficiency of the Fund.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

New Fund Risk. The Fund is a newly organized, diversified management investment company with no operating history. There can be no assurance that the Fund will grow to or maintain an economically viable size, or that an active trading market for the Fund’s shares will develop or be maintained.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio holdings, and the subsidiary may engage in frequent trading of Bitcoin Futures. Frequent trading results in higher transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the Bitcoin Futures and on reinvestment of the Fund’s assets. High portfolio turnover may also result in higher tax exposure. The Fund’s portfolio turnover rate will likely be higher as compared to funds with similar investment risks that do not frequently trade their portfolio securities.

Valuation Risk. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The fair value of the Fund’s Bitcoin Futures may be determined by reference, in whole or in part, to the spot bitcoin market. These circumstances may be more likely to occur with respect to Bitcoin Futures than with respect to futures on more traditional assets. In addition, the Bitcoin Futures held by the Fund and bitcoin may be traded in markets on days and at times when the Fund is not open for business. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares.

Geopolitical/Natural Disaster Risk. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

PERFORMANCE

Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Performance information is available on the Fund’s website at [   ] or by calling the Fund at (215) 882-9983.

Investment Adviser, Investment Sub-Adviser & Investment Sub-Subadviser

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)

Investment Sub-Adviser:	21Shares US LLC (“21Shares”)

Investment Sub-Subadviser:	ARK Investment Management LLC (“ARK”)

Portfolio Manager

Ophelia Snyder is a Portfolio Manager from 21Shares, who is responsible for discretionary investment decisions, security selection and portfolio weightings. Ms. Snyder has been primarily responsible for the day-to-day management of the Fund since its inception.

Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation

Purchase And Sale Of Fund Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 10,000 Shares, called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and/or in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.

Purchases Through Broker-Dealers And Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About The Fund

How Is the Fund Different From a Mutual Fund?

Redeemability. Mutual fund shares may be bought from, and redeemed with, the issuing fund for cash at NAV typically calculated once at the end of the business day. Shares of the Fund, by contrast, cannot be purchased from or redeemed with the Fund except by or through APs (typically, broker-dealers), and then generally for cash baskets. In addition, the Fund issues and redeems Shares on a continuous basis only in large blocks of Shares (for example, [10,000] Shares) called “Creation Units.”

Exchange Listing. Unlike mutual fund shares, Shares of the Fund will be listed for trading on the Exchange. Investors can purchase and sell Shares on the secondary market through a broker. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. Secondary-market transactions do not occur at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, Shares and on changes in the prices of the Fund’s portfolio holdings. The market price of Shares may differ from the NAV of the Fund. The difference between market price of Shares and the NAV of the Fund is called a premium when the market price is above the reported NAV and called a discount when the market price is below the reported NAV, and the difference is expected to be small most of the time, though it may be significant, especially in times of extreme market volatility.

Tax Treatment. The Fund and the Shares have been designed to be tax-efficient, where possible. Specifically, the in-kind creation and redemption feature has been designed to protect Fund shareholders from adverse tax consequences applicable to non-ETF registered investment companies as a result of cash transactions in the non-ETF registered investment company’s shares, including cash redemptions. Nevertheless, to the extent redemptions from the Fund are paid in cash, the Fund may realize capital gains or losses, including in some cases short-term capital gains, upon the sale of portfolio securities to generate the cash to satisfy the redemption. The Fund is generally expected to create and redeem Shares primarily in-kind but may also transact in cash in some situations.

Transparency. The Fund’s portfolio holdings are disclosed on its website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Premium/Discount Information. Information about the premiums and discounts at which the Fund’s Shares have traded will be available at [   ].

Additional Information About the Fund’s Investment Objective and Strategies

The Fund seeks [long-term] capital appreciation. The investment objective is non-fundamental, which means it may be changed by the Board of Trustees of the Trust without approval of the Fund’s shareholders. The Fund will give shareholders 60 days’ notice before implementing a change in the Fund’s investment objective.

Unless expressly noted otherwise, references to the “Fund” in this section refer to the Fund and Underlying ETF. All references to the “Fund” should be read to include the Underlying ETF.

Neither the Fund nor Underlying ETF invest directly in bitcoin.

Bitcoin and the Bitcoin Network

Bitcoin is a digital asset that can be transferred among participants on the “bitcoin network” on a peer-to-peer basis via the Internet. Unlike other means of electronic payments, bitcoin can be transferred without the use of a central administrator or clearing agency. Because a central party is not necessary to administer bitcoin transactions or maintain the bitcoin ledger (also referred to as the “Bitcoin Blockchain”), the term “decentralized” is often used in descriptions of bitcoin.

Bitcoin is based on the decentralized, open-source protocol of a peer-to-peer electronic network. No single entity owns or operates the bitcoin network. Bitcoin is not issued by governments, banks or any other centralized authority. The infrastructure of the bitcoin network is collectively maintained on a distributed basis by the network’s participants, consisting of “miners”, who run special software to validate transactions, developers, who maintain and contribute updates to the bitcoin network’s source code, and users, who download and maintain on their individual computer a full or partial copy of the Bitcoin Blockchain and related software. Anyone can be a user, developer, or miner. The bitcoin network is accessed through software, and software governs bitcoin’s creation, movement, and ownership. The source code for the bitcoin network and related software protocol is open-source, and anyone can contribute to its development. The value of bitcoin is in part determined by the supply of, and demand for, bitcoin in the global markets for the trading of bitcoin, market expectations for the adoption of bitcoin as a decentralized store of value, the number of merchants and/or institutions that accept bitcoin as a form of payment, and the volume of peer-to-peer transactions, among other factors.

Records reflecting bitcoin ownership and bitcoin transactions are reflected on the Bitcoin Blockchain. Miners authenticate and bundle bitcoin transactions sequentially into files called “blocks”, which requires performing computational work to solve a cryptographic puzzle set by the bitcoin network’s software protocol. Because each solved block contains a reference to the previous block, they form a chronological “chain” back to the first bitcoin transaction. Copies of the Bitcoin Blockchain are stored in a decentralized manner on the computers of each individual bitcoin network full node (i.e., any user who chooses to maintain on their computer a full copy of the Bitcoin Blockchain as well as related software). Each bitcoin is associated with a set of unique cryptographic “keys”, in the form of a string of numbers and letters, which allow whoever is in possession of the private key to assign that bitcoin in a transfer that the bitcoin network will recognize.

Bitcoin Futures

Futures contracts are agreements between two parties that are executed on a designated contract market (“DCM”), that is, a commodity futures exchange, and that are cleared and margined through a derivatives clearing organization (“DCO”), that is, a clearing house. Bitcoin Futures are cash-settled, which means that one party agrees to buy a fixed quantity of bitcoin from another party at a future point in time at a price agreed at the initiation of the contract, but instead of taking physical delivery of bitcoin at the later date, settlement occurs using cash. In market terminology, a party who purchases a futures contract is long in the market and a party who sells a futures contract is short in the market. The contractual obligations of a buyer or seller may generally be satisfied by cash settlement at the end of the option period or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. The difference between the price at which the futures contract is purchased or sold and the price paid for the offsetting sale or purchase, after allowance for brokerage commissions, constitutes the profit or loss to the trader.

If the price of bitcoin increases after the original Bitcoin Futures contract is entered into, the buyer of the Bitcoin Futures contract will generally be able to sell a Bitcoin Futures contract to close out its original long position at a price higher than that at which the original contract was purchased, generally resulting in a profit to the buyer. Conversely, the seller of a Bitcoin Futures contract will generally profit if the price of bitcoin decreases, as it will generally be able to buy a Bitcoin Futures contract to close out its original short position at a price lower than that at which the original contract was sold.

Futures contracts are typically traded on futures exchanges (i.e., DCMs) such as the CME, which provide centralized market facilities in which multiple persons may trade contracts. Members of a particular futures exchange and the trades executed on such exchange are subject to the rules of that exchange. Futures exchanges and their related clearing organizations (i.e., DCOs) are given reasonable latitude in promulgating rules and regulations to control and regulate their members. Trades on a futures exchange are generally cleared by the DCO, which provides services designed to mutualize or transfer the credit risk arising from the trading of contracts on an exchange. The clearing organization effectively becomes the other party to the trade, and each clearing member party to the trade looks only to the clearing organization for performance.

Bitcoin Futures are relatively new. The contracts trading on the CME are based on the BRR and CME CF Bitcoin Real-Time Index (“BRTI”). The contracts are cash settled with each CME standard Bitcoin Futures contract representing five bitcoin and each micro Bitcoin Futures contract representing 1/10th of a bitcoin. The BRR and BRTI are, respectively, a standardized reference rate and spot price index based on the price of bitcoin on several bitcoin exchanges and trading platforms, including Bitstamp, Coinbase, Gemini, itBit and Kraken. BRR is a daily reference rate of the U.S. dollar price of one bitcoin as of 4 p.m. London time that has been published since November 2016. CME Futures began trading on the CME Globex trading platform on December 15, 2017 under the ticker symbol “BTC” and are cash settled in U.S. dollars.

Temporary Defensive Positions. From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In those instances, the Fund may hold up to 100% of its assets in cash; short-term U.S. government securities and government agency securities; investment grade money market instruments; money market mutual funds; investment grade fixed income securities; repurchase agreements; commercial paper; cash equivalents; and exchange-traded investment vehicles that principally invest in the foregoing instruments. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

If the Underlying ETF is unable to obtain its target bitcoin exposure for reasons beyond its control, such as because the Underlying ETF is approaching or has exceeded position limits or accountability levels or because of liquidity or other constraints, the Adviser and 21Shares may determine that it is in the Fund’s best interest to invest in U.S. listed equity securities of companies that the Adviser and 21Shares believe provide returns that generally correspond, or are closely related, to the performance of bitcoin or Bitcoin Futures (e.g., U.S. listed companies engaged in digital asset mining or offering digital asset trading platforms) or in U.S. or foreign listed exchange-traded products issued by 21Shares or its affiliates that provide exposure to bitcoin or Bitcoin Futures (collectively, “bitcoin-related investments”).

Additional Information about the Fund’s Risks

Unless expressly noted otherwise, references to the “Fund” in this section refer to the Fund and Underlying ETF. All references to the “Fund” should be read to include the Underlying ETF.

Bitcoin and Bitcoin Network Risks. The Fund is subject to the risks and hazards of the bitcoin market because it invests in Bitcoin Futures. The risks and hazards that are inherent in the bitcoin market may cause the price of bitcoin, Bitcoin Futures and the Fund’s Shares to fluctuate widely and you could incur a partial or total loss of your investment in the Fund.

Bitcoin Scaling Risk. The bitcoin network faces significant scaling challenges. Currently, the bitcoin network can process, on average, five to seven transactions per second. For several years, participants in the bitcoin ecosystem debated potential approaches to increasing the average number of transactions per second that the bitcoin network could handle. As of August 2017, the bitcoin network was upgraded with a technical feature known as “segregated witness.” Segregated witness was intended to increase the transactions per second that can be handled on-chain, although to-date it has not made a meaningful difference in the number of transactions per second. More importantly, segregated witness also enables so-called second layer solutions, such as the Lightning Network or payment channels, that could potentially allow greater transaction throughput.

An increasing number of wallets and digital asset intermediaries, such as exchanges, have begun supporting segregated witness and the Lightning Network, or similar technology. However, the Lightning Network does not yet have material adoption. Additionally, the Lightning Network has not yet seen significant use, and there are open questions about Lightning Network services, such as its cost and who will serve as intermediaries.

As the use of digital asset networks increases without a corresponding increase in throughput of the networks, average fees and settlement times can increase significantly. Bitcoin’s network has been, at times, at capacity, which has led to increased transaction fees. Increased fees and decreased settlement speeds could preclude certain use cases for bitcoin (e.g., micropayments), and could reduce demand for and the price of bitcoin, which could adversely impact the Fund’s investments in Bitcoin Futures.

There is no guarantee that any of the mechanisms in place or being explored for increasing the scale of settlement of transactions in bitcoin will be effective, or how long these mechanisms will take to become effective, which could adversely impact the Fund’s investments in Bitcoin Futures.

Miner Collusion Risk. Miners, functioning in their transaction confirmation capacity, collect fees for each transaction they confirm. Miners validate unconfirmed transactions by adding the previously unconfirmed transactions to new blocks in the blockchain. There is no mechanism through which miners are forced to confirm specific transactions, but they are economically incentivized to confirm valid transactions as a means of collecting fees. Miners have historically accepted relatively low transaction confirmation fees. If miners collude to reject low transaction fees, then bitcoin users could be forced to pay higher fees, thus reducing the attractiveness of the bitcoin network. Mining occurs globally, and it may be difficult for authorities to apply antitrust regulations across multiple jurisdictions. Any anti-competitive collusion among miners may adversely impact the attractiveness of the bitcoin network and may adversely impact the Fund’s investments in Bitcoin Futures.

Competition from Other Digital Assets Risk. Central banks have introduced digital forms of legal tender, known as central bank digital currencies (“CBDCs”). China’s CBDC project, known as Digital Currency Electronic Payment, has reportedly been tested in a live pilot program conducted in multiple cities in China. A recent study published by the Bank for International Settlements estimated that at least 36 central banks have published retail or wholesale CBDC work ranging from research to pilot projects. Whether or not they incorporate blockchain or similar technology, CBDCs, as a form of legal tender in the issuing jurisdiction, could have an advantage in competing with, or replacing, bitcoin and other digital assets as a medium of exchange or store of value. Such competing digital assets may adversely affect the value of bitcoin and the Fund’s investments in Bitcoin Futures. Promoters of other digital assets claim that those digital assets have solved certain of the purported drawbacks of the bitcoin network. For example, certain competing digital assets may allow for faster settlement times, reduce mining fees, or reduce the amount of electricity necessary for mining. If these digital assets are successful, such success could reduce demand for bitcoin and adversely affect the value of bitcoin and the Fund’s investments in Bitcoin Futures.

Open-Source Risk. The bitcoin network operates based on open-source protocol maintained by a group of core developers. As the bitcoin network protocol is not sold and its use does not generate revenue for development teams, core developers may not be directly compensated for maintaining and updating the bitcoin network protocol. Consequently, developers may lack a financial incentive to maintain or develop the network, and the core developers may lack the resources to adequately address emerging issues with the network. There can be no guarantee that developer support will continue or be sufficient in the future. Additionally, some development and developers are funded by companies whose interests may be at odds with other participants in the network or with investors’ interests. To the extent that material issues arise with the bitcoin network protocol and the core developers and open-source contributors are unable or unwilling to address the issues adequately or in a timely manner, the bitcoin network and the Fund’s investments in Bitcoin Futures may be adversely affected.

Bitcoin Corporate Governance Risk. Governance of decentralized networks, such as the bitcoin network, is by voluntary consensus and open competition. Bitcoin has no central decision-making body or clear manner in which participants can come to an agreement other than through overwhelming consensus. The lack of clarity on governance may adversely affect bitcoin’s utility and ability to grow and face challenges, both of which may require solutions and a directed effort to overcome problems, especially long-term problems. Seemingly simple technical issues have divided the bitcoin community: such as, whether to increase the block size of the blockchain or to implement other change to increase the scalability of bitcoin. Because the resolution of scaling issues has taken several years, some have referred to it as a “governance crisis” for decentralized assets. To the extent lack of clarity in corporate governance of bitcoin leads to ineffective decision-making that slows development and growth, the Fund’s investments in Bitcoin Futures may be adversely affected.

Insufficient Mining Reward Risk. Miners generate revenue from both newly created bitcoin, known as the “block reward,” and from fees taken upon verification of transactions. If the aggregate revenue from transaction fees and the block reward is below a miner’s cost, the miner may cease operations. If the award of new units of bitcoin for solving blocks declines and/or the difficulty of solving blocks increases, and transaction fees voluntarily paid by participants are not sufficiently high, miners may not have an adequate incentive to continue mining and may cease their mining operations. The current fixed reward for solving a new block on the bitcoin network is 6.25 bitcoin per block, which decreased from 12.5 bitcoin in May 2020. It will further reduce to 3.125 bitcoin in 2024. This reduction may result in a reduction in the aggregate hash rate of the bitcoin network as the incentive for miners decreases. Miners ceasing operations would reduce the collective processing power on the bitcoin network, which would adversely affect the confirmation process for transactions (i.e., temporarily decreasing the speed at which blocks are added to the blockchain until the next scheduled adjustment in difficulty for block solutions) and make the bitcoin network more vulnerable to malicious actors or botnets (i.e., volunteers or a hacked collection of computers controlled by networked software coordinating the actions of the computers) obtaining sufficient control to alter the blockchain and hinder transactions. Any reduction in confidence in the confirmation process or processing power of the bitcoin network may adversely affect the Fund’s investments in Bitcoin Futures.

Excluded Transactions Risk. To the extent that any miners solve blocks that exclude some or all transactions that have been transmitted to the bitcoin network, such transactions will not be recorded on the blockchain until another miner solves a block that incorporates those transactions. Some in the bitcoin community have suspected that certain technologies enhance speed and reduce electricity use of mining while reducing the number of transactions that are included in mined blocks on the bitcoin network. To the extent that more blocks are mined without transactions, transactions will settle more slowly and fees will increase. This could result in a loss of confidence in the bitcoin network, which could adversely impact an investment in the Fund.

Blockchain “Fork” Risk. From time to time, the developers suggest changes to the bitcoin software. If a sufficient number of users and miners elect not to adopt the changes, a new digital asset, operating on the earlier version of the bitcoin software, may be created. This is often referred to as a “fork.” In August 2017, bitcoin “forked” into bitcoin and a new digital asset, bitcoin cash, as a result of a years-long dispute over how to increase the rate of transactions that the bitcoin network can process. Since then, bitcoin has been forked numerous times to launch new digital assets, including bitcoin gold, bitcoin silver and bitcoin diamond. Additional hard forks of the Bitcoin Blockchain could impact demand for bitcoin or other digital assets and could adversely impact the Fund’s investments in Bitcoin Futures.

In addition, a hard fork can introduce new security risks. For example, when Ethereum and Ethereum Classic split in July 2016, replay attacks, in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued trading venues for several months. An exchange announced in July 2016 that it had lost 40,000 ether from the Ethereum Classic network, which was worth about $100,000 at that time, as a result of replay attacks. Another possible result of a hard fork is an inherent decrease in the level of security. After a hard fork, it may become easier for an individual miner or mining pool’s hashing power to exceed 50% of the processing power of the bitcoin network, thereby making the network more susceptible to attack.

A fork could also be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Such a fork could adversely affect bitcoin’s viability. However, it is possible that a substantial number of users and miners could adopt an incompatible version of bitcoin while resisting community-led efforts to merge the two chains. This would result in a permanent fork, as in the case of Ethereum and Ethereum Classic, as detailed above.

A fork in the bitcoin network could adversely affect the Fund’s investments in Bitcoin Futures and therefore an investment in the Fund.

Bitcoin “Air Drop” Risk. A substantial giveaway of bitcoin (sometimes referred to as an “air drop”) may also result in significant and unexpected declines in the value of bitcoin, Bitcoin Futures, and, accordingly, the Fund.

“51% Attack” and Bitcoin “Whales” Risks. The bitcoin network is currently vulnerable to a “51% attack” where, if a mining pool were to gain control of more than 50% of the “hash” rate (i.e., the amount of computing and process power being contributed to the network through mining), a malicious actor would be able to gain full control of the network and the ability to manipulate the blockchain, including interrupting the recording of new blocks by preventing other miners from completing blocks. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” These holders have the ability to manipulate the price of bitcoin.

Bitcoin Cybersecurity Risk. If the source code or cryptography underlying bitcoin proves to be flawed or ineffective, malicious actors may be able to steal bitcoin held by others, which could negatively impact the demand for bitcoin and adversely impact the price of bitcoin. In the past, flaws in the source code for bitcoin have been discovered, including those that resulted in the loss of users’ bitcoin. Several errors and defects have been publicly found and corrected, including those that disabled some functionality for users and exposed users’ personal information. Discovery of flaws in or exploitations of the source code that allow malicious actors to take or create money in contravention of known network rules have occurred. In addition, the cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to steal bitcoin held by others, which could adversely affect the demand for bitcoin and therefore adversely impact the price of bitcoin. Even if the affected digital asset is not bitcoin, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively impact the demand for bitcoin and therefore adversely affect the Fund’s investments in Bitcoin Futures.

Additionally, if a malicious actor or botnet obtains control of more than 50% of the processing power of the bitcoin network, such actor or botnet could alter the blockchain and adversely affect the value of bitcoin, which would adversely affect the Fund’s investments in Bitcoin Futures. The bitcoin network is subject to control by entities that capture a significant amount of the network’s processing power or a significant number of developers or intermediaries important for the operation and maintenance of the bitcoin network. The bitcoin network is secured by proof of work and depends on the strength of processing power of participants to protect the network. If a malicious actor or botnet obtains a majority of the processing power dedicated to mining on the bitcoin network, it may be able to alter the blockchain on which the network and most transactions rely by constructing fraudulent blocks or preventing certain transactions from being completed in a timely manner, or at all. The malicious actor or botnet could control, exclude or modify the ordering of transactions. However, it would not be able to generate new bitcoin units or transactions using such control. The malicious actor could “double-spend” its own bitcoin units (i.e., spend the same units in more than one transaction) and prevent the confirmation of other users’ transactions for so long as it maintained control. To the extent that the malicious actor or botnet did not yield its control of the processing power on the bitcoin network or the network community did not reject the fraudulent blocks as malicious, reversing any changes made to the blockchain may not be possible. Further, a malicious actor or botnet could create a flood of transactions in order to slow down confirmations of transactions on the bitcoin network.

If an exploitation or attack on the bitcoin network occurs, it could result in a loss of public confidence in bitcoin and a decline in the value of bitcoin and, as a result, adversely impact the Fund’s investments in Bitcoin Futures.

Internet Disruption Risk. Bitcoin is dependent upon the internet. A significant disruption in internet connectivity could disrupt the bitcoin network’s operations until the disruption is resolved and have an adverse effect on the price of bitcoin. In particular, some variants of digital assets have been subjected to a number of denial-of-service attacks, which have led to temporary delays in block creation and in the transfer of the digital assets. While in certain cases in response to an attack, an additional hard fork has been introduced to increase the cost of certain network functions, the relevant network has continued to be the subject of additional attacks. Moreover, it is possible that if bitcoin increases in value, it may become a bigger target for hackers and subject to more frequent hacking and denial-of-service attacks.

Bitcoin is also susceptible to border gateway protocol (“BGP”) hijacking. That type of an attack can be an effective way for an attacker to intercept traffic en route to a legitimate destination. BGP hijacking impacts the way different nodes and miners are connected to one another and isolates portions of them from the remainder of the network, which could lead to a risk of the network allowing double spending and other security issues. If BGP hijacking occurs on the bitcoin network, participants may lose faith in the security of bitcoin, which could adversely affect bitcoin’s value and consequently the Fund’s investments in Bitcoin Futures.

Any future attacks that impact the ability to transfer bitcoin could have a material adverse effect on the price of bitcoin and on the Fund’s investments in Bitcoin Futures.

Bitcoin Regulatory Risk. As bitcoin and digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies have been examining the operations of digital asset networks, digital asset users and the digital asset exchange market. Many of these state and federal agencies have brought enforcement actions and issued advisories and rules relating to digital asset markets.

Current and future legislation, SEC and CFTC rulemaking, and other regulatory developments may impact the manner in which bitcoin is treated for classification and clearing purposes. In particular, certain transactions in bitcoin may be deemed to be commodity interests under the CEA or bitcoin may be classified by the SEC as a “security” under U.S. federal securities laws. Although public statements by senior officials at the SEC indicate that such officials do not believe that bitcoin is a security, such statements are not binding on the SEC or any other agency or court. If bitcoin is determined to be a “security” under federal or state securities laws by the SEC or any other agency, or in a proceeding in a court of law or otherwise, it may have material adverse consequences for bitcoin as a digital asset. Ongoing and future regulatory actions with respect to digital assets generally or any single digital asset in particular may alter, perhaps to a materially adverse extent, the nature of an investment in bitcoin and/or the ability of the Fund to continue to operate.

Various U.S. federal and state and foreign jurisdictions are developing or adopting laws, regulations or directives that affect the bitcoin network, the bitcoin markets, and their users, particularly digital asset trading platforms and service providers that fall within such jurisdictions regulatory scope. There remains significant uncertainty regarding the U.S. and foreign government and quasi-governmental regulatory actions with respect to digital assets and digital asset exchanges. Foreign laws, regulations or directives may conflict with those of the U.S. and may negatively impact the acceptance of bitcoin by users, merchants and service providers and may therefore impede the growth or sustainability of the bitcoin economy in the European Union, China, South Korea, India and the U.S. and globally, or otherwise negatively affect the value of bitcoin.

The effect of any future regulatory change on the Fund or bitcoin is impossible to predict, but such change could be substantial and adverse to the Fund and the value of the Fund’s shares.

Intellectual Property Risk. Third parties may assert intellectual property claims relating to the holding and transfer of bitcoin and its source code. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in long-term viability or the ability of end-users to hold and transfer bitcoin may adversely affect the Fund’s investments in Bitcoin Futures. Additionally, a meritorious intellectual property claim could prevent end-users from accessing, holding, or transferring bitcoin, which could force the liquidation of the bitcoin holdings of any pooled investment vehicle in which the Fund invests. As a result, an intellectual property claim against large bitcoin participants could adversely affect the Fund’s investments in Bitcoin Futures.

Bitcoin Trading Venues Operational Risk. Venues through which bitcoin trades are relatively new. Bitcoin trading venues are generally subject to different regulatory requirements than venues for trading more traditional assets, and may be subject to limited or no regulation, especially outside the U.S. Furthermore, many such trading venues, including exchanges and over-the-counter trading venues, do not provide the public with significant information regarding their ownership structure, management teams, corporate practices or regulatory compliance. Bitcoin trading venues may impose daily, weekly, monthly or customer-specific transaction or distribution limits or suspend withdrawals entirely, rendering the exchange of bitcoin for fiat currency difficult or impossible. Participation in bitcoin trading on some venues requires users to take on credit risk by transferring digital assets from a personal account to a third party’s account, which could discourage trading on those venues.

Over the past several years, a number of bitcoin exchanges have been closed due to fraud, failure or security breaches. In many of these instances, the customers of such exchanges were not compensated or made whole for the partial or complete losses of their account balances in such exchanges. While smaller trading venues are less likely to have the infrastructure and capitalization that make larger trading venues more stable, larger trading venues are more likely to be appealing targets for hackers and “malware” (i.e., software used or programmed by attackers to disrupt computer operation, gather sensitive information or gain access to private computer systems). Bitcoin trading venues that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers to the same extent that regulated securities exchanges or futures exchanges are required to do so.

Furthermore, many bitcoin trading venues lack certain safeguards put in place by exchanges for more traditional assets to enhance the stability of trading on the exchanges and prevent “flash crashes,” such as limit-down circuit breakers. As a result, the prices of bitcoin on trading venues may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges.

Operational problems or failures by bitcoin trading venues and fluctuations in bitcoin prices may reduce confidence in these venues or in bitcoin generally, which could adversely affect the price of bitcoin and therefore adversely affect the Fund’s investments in Bitcoin Futures.

Political or Economic Crisis Risk. As an alternative to fiat currencies that are backed by central governments, bitcoin is subject to supply and demand forces based upon the desirability of an alternative, decentralized means of buying and selling goods and services, and it is unclear how such supply and demand will be impacted by geopolitical events. Nevertheless, political or economic crises may motivate large-scale acquisitions or sales of bitcoin, either globally or locally. Large-scale sales of bitcoin would result in a reduction in its price and adversely affect the Fund’s investments in Bitcoin Futures.

Large Scale Bitcoin Sale Risk. There is no registry showing which individuals or entities own bitcoin or the quantity of bitcoin that is owned by any particular person or entity. It is possible, and in fact, reasonably likely, that a small group of early bitcoin adopters hold a significant proportion of the bitcoin that has been created to date. There are no regulations in place that would prevent a large holder of bitcoin from selling bitcoin it holds. To the extent such large holders of bitcoin engage in large-scale sales or distributions, either on nonmarket terms or in the ordinary course, it could result in a reduction in the price of bitcoin and adversely affect an investment in the Fund.

Bitcoin-Related Investment Risk. If the Underlying ETF is unable to obtain its target bitcoin exposure for reasons beyond its control, such as because the Underlying ETF is approaching or has exceeded position limits or accountability levels or because of liquidity or other constraints, the Adviser and 21Shares may determine that it is in the Underlying ETF’s best interest to invest in bitcoin-related investments. There can be no assurance that the returns of bitcoin-related investments will correspond, or be closely-related, to the performance of bitcoin or Bitcoin Futures. Bitcoin-related investments may be impacted by changes in technology, competition, loss or impairment of intellectual property rights, cyclical economic patterns, shifting consumer preferences, evolving industry standards, adverse effects of changes to a network’s or software’s protocols, a rapidly changing regulatory environment, and dependency on certain key personnel (including highly skilled financial services professionals and software engineers). Bitcoin-related investments may be particularly susceptible to operational and information security risks including those associated with hardware or software failures, interruptions, or delays in service by third party vendors, and security breaches. Certain bitcoin-related investments may be subject to the risks associated with investing directly in digital assets, including cryptocurrencies and crypto tokens.

Environmental Risk. Bitcoin mining currently requires computing hardware that consumes large amounts of electricity. By way of electrical power generation, many bitcoin miners rely on fossil fuels to power their operations. Public perception of the impact of bitcoin mining on climate change may reduce demand for bitcoin and increase the likelihood of regulation that limits bitcoin mining or restricts energy usage by bitcoin miners. Such events could have a negative impact on the price of bitcoin, Bitcoin Futures, and the performance of the Fund.

The supply and demand for bitcoin and the price and market for bitcoin may also be impacted by: (i) the widespread adoption of bitcoin, including the use of bitcoin as a payment; (ii) speculative activity in the market for bitcoin, including by holders of large amounts of bitcoin, which may increase volatility and artificially inflate or deflate the price of bitcoin; and (iii) market fraud and/or manipulation and other fraudulent trading practices such as the intentional dissemination of false or misleading information (e.g., false rumors) can, among other things, lead to a disruption of the orderly functioning of markets, significant market volatility, and cause the value of bitcoin and Bitcoin Futures to fluctuate quickly and without warning.

Bitcoin Futures Risks. Bitcoin Futures expose the Fund to all of the risks associated with bitcoin discussed herein and an investment in Bitcoin Futures may be subject to the following risks specific to Bitcoin Futures. Because the value of the Bitcoin Futures (and therefore the value of an investment in the Fund) may decline significantly or to zero, you should not invest in the Fund if you are unable or unprepared to sustain significant changes in the value of your investment or the loss of your entire investment.

The use of futures contracts involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities or other underlying assets and other more traditional assets. Bitcoin and Bitcoin Futures are relatively new asset classes and bitcoin is subject to rapid changes, uncertainty and regulation that may adversely affect the value of the Bitcoin Futures or the nature of an investment in the Fund, and may adversely affect the ability of the Fund to buy and sell Bitcoin Futures or achieve its investment objective. The market for Bitcoin Futures is less developed than older, more established futures markets (such as corn or wheat futures) and may be more volatile and less liquid. Historically, bitcoin and Bitcoin Futures have been subject to significant price volatility. The price of Bitcoin Futures may differ significantly from the spot price of bitcoin. While the Bitcoin Futures market has grown substantially since Bitcoin Futures commenced trading, there can be no assurance that this growth will continue.

If the Bitcoin Futures market is in a state of “backwardation” (i.e., when the price of bitcoin in the future is expected to be less than the current price), the Fund will buy later to expire contracts for a lower price than the sooner to expire contracts that it sells. Hypothetically, and assuming no changes to either prevailing bitcoin prices or the price relationship between immediate delivery, soon to expire contracts and later to expire contracts, the value of a contract will rise as it approaches expiration. If the Bitcoin Futures market is in “contango,” the Fund will buy later to expire contracts for a higher price than the sooner to expire contracts that it sells. Hypothetically, and assuming no other changes to either prevailing bitcoin prices or the price relationship between the spot price, soon to expire contracts and later to expire contracts, the value of a contract will fall as it approaches expiration. All other things being equal, a situation involving prolonged periods of contango may adversely impact the returns of the Fund; conversely a situation involving prolonged periods of backwardation may positively impact the returns of the Fund.

When a Bitcoin Futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Bitcoin Futures contract with a later expiration date. This is commonly referred to as “rolling”. The costs associated with rolling Bitcoin Futures typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. The Fund may be adversely affected by “negative roll yields” in “contango” markets. Typically, the Fund will “roll” out of one futures contract as the expiration date approaches and into another futures contract on bitcoin with a later expiration date. The “rolling” feature creates the potential for a significant negative effect on the Fund’s performance that is independent of the performance of the spot prices of the bitcoin. The “spot price” of an underlying instrument is the price of that underlying instrument for immediate delivery, as opposed to a futures price, which represents the price for delivery on a specified date in the future. Therefore, if the futures market for a given underlying instrument is in “contango,” then the value of a futures contract on that underlying instrument would tend to decline over time (assuming the spot price remains unchanged), because the higher futures price would fall as it converges to the lower spot price by expiration. The Fund would be expected to experience negative roll yield if Bitcoin Futures prices tend to be greater than the spot price of bitcoin (i.e., in a “contango” market).

Bitcoin Futures are subject to position limits, accountability limits and dynamic price fluctuation limits that will limit the Fund’s ability to invest the proceeds of Baskets in Bitcoin Futures. Position limits, accountability limits and dynamic price fluctuation limits may cause tracking error or may impair the Fund’s ability to meet its investment objective or achieve the desired exposure. Bitcoin Futures also are subject to relatively high initial margin requirements and the FCMs utilized by the Fund may impose margin requirements in addition to those imposed by the exchanges. Margin requirements are subject to change, and may be raised in the future by the exchanges and the FCMs. The CME has established position limits on the maximum number of contracts that may be held or controlled and accountability levels that if reached would allow the CME to exercise greater scrutiny and control over the Fund’s positions. [These positions are aggregated across all investment products managed by the Adviser.] In addition, an FCM may impose limits on the total amount of exposure to futures contracts the Fund may obtain through such FCM. Such requirements may limit the Fund’s ability to achieve its desired investment exposure and may require the Fund to liquidate its position when it otherwise would not do so. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected.

Bitcoin Futures are a relatively new type of futures contract that may be less developed than more established futures markets (such as the futures markets for corn or wheat). Accordingly, although Bitcoin Futures have traded on the CME since December 2017 and the market for Bitcoin Futures has grown since inception, the market for Bitcoin Futures may be riskier, less liquid, more volatile and more vulnerable to economic, market, industry, regulatory and other changes than more established futures contracts. The liquidity of the market for Bitcoin Futures will depend on, among other things, the supply and demand for Bitcoin Futures, speculative interest in the market for Bitcoin Futures and the potential ability to hedge against the price of bitcoin with Bitcoin Futures.

Bond and Fixed Income Risks. The Fund may invest in debt obligations traded in U.S., which are subject to one or more of the following risks:

Credit Risk: Bonds are subject to varying degrees of credit risk, which are often reflected in credit ratings. The value of an issuer’s securities held by the Fund may decline in response to adverse developments with respect to the issuer. In addition, the Fund could lose money if the issuer or guarantor of a bond is unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations.

Interest Rate Risk. The income generated by debt securities owned by the Fund will be affected by changing interest rates. In addition, as interest rates rise the values of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Falling interest rates may cause an issuer to redeem or “call” a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Rising interest rates across the U.S. financial system may result in fixed-income markets becoming more volatile. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have recently increased suddenly after a long period of historically low rates. The Fund faces a heightened risk that rates may continue to rise.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. The Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value.

U.S. Government Securities Risk. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses the Fund.

Cash Creation Unit Risk. To the extent the Fund effects its creations and redemptions for cash, rather than in-kind securities, the Fund’s shares may trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker dealers, also known as “authorized participants,” create or redeem shares directly through the Fund. Most investors will buy and sell shares of the Fund on an exchange through a broker-dealer. Cash creation and redemption transactions may result in certain brokerage, tax, execution, price movement and other costs and expenses related to the execution of trades resulting from such transactions. To offset these expenses, the Fund will collect fees from the applicable authorized participant to reimburse the Fund for any costs incurred by the Fund that result from a cash creation or redemption. The use of cash for redemptions will limit the tax efficiency of the Fund.

Counterparty Risk. Investing in derivatives and repurchase agreements involves entering into contracts with third parties (called counterparties). The use of derivatives and repurchase agreements involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. The counterparty to a listed futures contract is the derivatives clearing organization for the listed future. The listed future is held through an FCM acting on behalf of the Fund. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation. From time to time, the Fund may only have a small number of FCMs with which it transacts Bitcoin Futures, which may heighten such risk.

Derivatives Risk. The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, commodity, asset, index or reference rate.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, commodity, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally committed to initial margin, and more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. There may be imperfect correlation between changes in the market value of a derivative and the value of its underlying reference asset, or in the case of hedging, in the value of the portfolio investment being hedged, and this may be exaggerated in times of market stress or volatility. Many derivatives require the Fund to post margin or collateral in a manner that satisfies contractual undertakings. In order to satisfy margin requirements, the Fund may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund’s ability to fully execute its investment strategies and/or achieve its investment objective. Changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate. Derivatives may be subject to changing government regulation that could impact the Fund’s ability to use certain derivatives and their cost.

Leverage Risk. Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or investment practices that multiply small index, market or asset-price movements into larger changes in value. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. The use of leverage will increase the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.

ETF Risks.

●	APs, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. The Fund cannot force APs, market makers or liquidity providers to transact in Fund Shares. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Secondary Market Trading Risk. The Fund’s Shares are listed for trading on [ ] (the “Exchange”) and Shares are bought and sold in the secondary market at market prices on the Exchange. Investors buying or selling Shares in the secondary market pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.

●	Premium-Discount Risk. The Shares may trade above or below their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is generally calculated once per day, at the end of the day. The market price of a Share on the Exchange could be higher (premium) or lower (discount) than the Fund’s NAV per Share. The market prices of Shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange and other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading in Shares. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the Fund. However, given that Shares can be purchased and redeemed in large blocks of Shares, called Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), and the Fund’s portfolio holdings are fully disclosed on a daily basis, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained, but that may not be the case.

●	Active Market Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. When markets are stressed, Fund Shares could suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and APs to reduce their market activity or “step away” from making a market in ETF shares. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13% and 20%). There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Fund of Funds Risk. Because the Fund invests significantly in the Underlying ETF, the Fund’s investment performance largely depends on the investment performance of the Underlying ETF. An investment in the Fund is subject to the risks associated with the Underlying ETF. As noted above, the risks described in this prospectus apply to the Fund directly and/or indirectly via its investments in Underlying ETF. The Fund will indirectly pay a proportional share of the expenses of the Underlying ETF (including operating expenses and management fees), which are included in the Fund’s unitary management fee.

If the Underlying ETF fails to maintain its status as a regulated investment company under under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, the Underlying ETF would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by the Underlying ETF could substantially reduce the net assets of the Fund and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of the Fund’s investment in the Underlying ETF, and would result in certain tax asset diversification limitations which would reduce the Fund’s investment in the Underlying ETF. See the section entitled “Taxation” in the Statement of Additional Information for more information.

Geopolitical/Natural Disaster Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Investment Capacity Risk. If the Underlying ETF’s ability to obtain exposure to Bitcoin Futures consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the Bitcoin Futures market, limited supply of acceptable Bitcoin Futures, a disruption to the Bitcoin Futures market, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses. If the Fund is unable for any reason to obtain its desired exposure to Bitcoin Futures, the Adviser, in its sole discretion, may invest the Fund’s assets in debt instruments described above. To the extent the Fund invest in debt instruments, the Fund’s performance should be expected to differ from the performance of Bitcoin Futures and its returns may be lower than expected.

Investment in Other Investment Companies Risk. The Fund’s investment in another investment company, including a money market fund or another exchange-traded fund, may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. In addition, there are several factors that may cause the returns of the Fund to differ substantially from the returns of an account that held a corresponding amount of bitcoin directly. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Liquidity Risk. The market for the Bitcoin Futures is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Shares of the Fund are intended to be listed and traded on the Exchange. There is no certainty that there will be liquidity available on the Exchange or that the market price will be in line with the NAV at any given time. There is also no guarantee that once the Shares of the Fund are listed or traded on the Exchange that they will remain so listed or traded.

If demand for Shares of the Fund exceeds the availability of the Fund’s Bitcoin Futures and the Fund is not able to secure additional supply, Shares of the Fund may trade at a premium to their underlying value. Investors who pay a premium risk losing such premium if demand for the Shares of the Fund abates or the Adviser is able to source more Bitcoin Futures. In such circumstances, Shares of the Fund could also trade at a discount.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the 21Shares’ success or failure to implement investment strategies for the Fund. The Sub-Adviser’s evaluations and assumptions regarding investments may not successfully achieve the Fund’s investment objective given actual market trends. In addition, there is the risk that the investment process, techniques and analyses used by the Sub-Advisers will not produce the desired investment results and the Fund may lose value as a result.

Market and Volatility Risk. The value of certain of the Fund’s investments, including Bitcoin Futures, is subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Overall securities values could decline generally or could underperform other investments. An investment in the Fund may lose money.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.

New Sub-Adviser Risk. 21Shares has not previously managed an investment company registered under the Investment Company Act. Accordingly, investors in the Fund bear the risk that 21Shares’ inexperience managing a registered investment company may limit its effectiveness and impact the ability of the Fund to achieve its investment objective. In addition, 21Shares relies significantly on certain of its principals. If such individuals were no longer associated with 21Shares, there could be some impact to 21Shares’ operations.

Non-Diversified Risk. The Underlying ETF is non-diversified. A non-diversified fund may invest a larger portion of its assets in a single issuer, or in transactions with a single counterparty, than a “diversified” fund. A “diversified” fund is required by the Investment Company Act, generally, with respect to 75% of the value of its total assets, to invest not more than 5% of such assets in the securities of a single issuer and not to hold more than 10% of the outstanding voting securities of a single issuer. A non-diversified fund’s greater investment in a single issuer, or exposure to a single counterparty, makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Portfolio Turnover Risk. The Fund’s portfolio turnover and frequent trading of Bitcoin Futures may result in higher transaction costs than if the Fund traded less frequently. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the Bitcoin Futures and on reinvestment of the Fund’s assets. High portfolio turnover may also result in higher taxes at the Fund level and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of Fund’s distributions being treated as dividends.

Quantitative Investment Selection & Model Risk. Data used by 21Shares and ARK may be less available and/or less current than data used by other investment advisory firms. 21Shares and ARK use quantitative models, and the processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic, and changes in the characteristic’s historical trends. The factors used in such analyses may not be predictive of future value and its effectiveness can change over time. These changes may not be reflected in the relevant quantitative model. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). There can be no assurance that quantitative investment selection will enable the Fund to achieve its investment objective.

Regulatory Risk. Changes in the laws or regulations of the United States, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund. The Adviser is registered as a CPO under CEA and the rules of the CFTC and is subject to CFTC regulation with respect to the Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that will apply with respect to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC disclosure and shareholder reporting applicable to the Adviser as the Fund’s CPO, the Adviser’s compliance with SEC disclosure and shareholder reporting will be deemed to fulfil the Adviser’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. The Adviser is also registered as a CTA, but relies on an exemption with respect to the Fund from CTA regulations available for a CTA that also serves as the Fund’s CPO. 21Shares will be registered as a CTA with respect to the Fund. The CFTC has neither reviewed nor approved the Fund, its investment strategies, or this prospectus.

Repurchase Agreements Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage, including increased volatility. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. Reverse repurchase agreements also create Fund expenses and require that the Fund have sufficient cash available to purchase the debt obligations when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligations to repurchase the securities. Reverse repurchase agreements are a form of leverage which also may increase the volatility of the Fund.

Tax Risk. The rules dealing with U.S. federal income taxation and the rates themselves are constantly under review in the legislative process and by the IRS and the U.S. Treasury Department. Changes in tax laws or regulations or future interpretations of such laws or regulations that affect the Fund’s investments could adversely affect the Fund and/or the Fund’s shareholders.

Valuation Risk. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The fair value of the Fund’s Bitcoin Futures may be determined by reference, in whole or in part, to the spot bitcoin market. These circumstances may be more likely to occur with respect to Bitcoin Futures than with respect to futures on more traditional assets. In addition, the Bitcoin Futures held by the Fund and bitcoin may be traded in markets on days and at times when the Fund is not open for business. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares.

Fund Management

Investment Adviser

EA Advisers acts as the Fund’s investment adviser. The Adviser selects the Fund’s sub-adviser(s) and oversees the sub-advisers’ management of the Fund. The Adviser also provides trading, execution and various other administrative services and supervises the overall daily affairs of the Funds. The Adviser is located at 19 East Eagle Road, Havertown, PA 19083 and is wholly-owned by Alpha Architect LLC. The Adviser is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940 and provides investment advisory services solely to the Fund and other exchange-traded funds. The Adviser was founded in October 2013.

The Adviser performs its services to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”) between the Trust and the Adviser. Because the Fund has not commenced operations prior to the date of this Prospectus, the Adviser did not receive a fee during the last fiscal year. The Adviser is entitled to receive the following Advisory Fee: [   ]%, which is shown as an annual rate as a percentage of average daily net assets.

The Adviser (or an affiliate of the Adviser) bears all of the Adviser’s own costs associated with providing these advisory services and all expenses of the Fund, except for the fee payment under the Advisory Agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan (the “Plan”), Acquired Fund Fees and Expenses, brokerage expenses (except that the Adviser will pay any net account or similar fees charged by futures commission merchants), taxes (including tax-related services), interest (including borrowing costs, except that the Adviser will pay net interest expenses incurred in connection with investments in reverse repurchase agreements), litigation expense (including class action-related services), and other non-routine or extraordinary expenses.

The Advisory Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice, and that it shall be automatically terminated if it is assigned.

Investment Sub-Adviser and Investment Sub-Subadviser

Sub-Adviser

The Adviser has retained 21Shares US LLC (“21Shares”), an investment adviser registered with the SEC, to provide sub-advisory services for the Fund. 21Shares is organized as a limited liability company with its principal offices located at 477 Madison Avenue, 6th Floor, New York, NY 10002, and was founded in June 2021, and became a registered investment adviser in [2023]. 21Shares has discretionary responsibility to select the Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions., subject to the overall supervision and oversight of the Adviser and the Board. 21Shares will not be responsible for selecting brokers or placing the Fund’s trades. Rather, 21Shares will provide trade recommendations to the Adviser and, in turn, the Adviser will be responsible for selecting brokers and placing the Fund’s trades.

Pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”), the Adviser pays 21Shares a fee, which is calculated daily and paid monthly, at an annual rate based on the Fund’s average daily net assets as annual rate of [   ]%, which is shown as a percentage of average daily net assets.

Sub-Subadviser

ARK Investment Management LLC (“ARK”), an investment adviser registered with the SEC, serves as investment sub-subadviser to the Fund pursuant to an investment sub-subadvisory agreement between ARK and 21Shares. ARK is organized as a limited liability company with its principal offices located at 200 Central Ave., Suite 220, St. Petersburg, Florida 33701, and was founded in 2013. ARK provides investment research, advice and trade recommendations to 21Shares with respect to the Fund. For its services, ARK receives a portion of the sub-advisory fee that the Adviser pays to 21Shares as described above.

Fund Sponsor

The Adviser has entered into a fund sponsorship agreement with 21Shares pursuant to which 21Shares is also the sponsor of the Fund (“Fund Sponsor”). Under this arrangement, the Fund Sponsor has agreed to provide financial support to the Fund (as described below) and, in turn, the Adviser has agreed to share with the Fund Sponsor a portion of profits, if any, generated by the Fund’s Advisory Fee (also as described below). Every month, the Advisory Fee, which is a unitary management fee, is calculated and paid to the Adviser.

If the amount of the unitary management fee exceeds the Fund’s operating expenses and the Adviser-retained amount, the Adviser pays the net total to the Fund Sponsor. The amount paid to the Fund Sponsor represents both the fee owed to 21Shares and any remaining profits from the Advisory Fee. During months where there are no profits or the funds are not sufficient to cover the entire sub-advisory fee owed to 21Shares, 21Shares’ fee is automatically waived.

If the amount of the unitary management fee is less than the Fund’s operating expenses and the Adviser-retained amount, Fund Sponsor is obligated to reimburse the Adviser for the shortfall.

Approval of Advisory Agreement & Investment Sub-Advisory Agreements

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the sub-advisory agreements with respect to the Fund will be made available in the Fund’s [  ] report for the period ended [  ].

Portfolio Manager

The portfolio manager is primarily responsible for various functions related to portfolio management, including, but not limited to, making recommendations and implementing trading decisions with respect to the Fund’s portfolio, including investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of the portfolio management team with more limited responsibilities.

[Ophelia Snyder is the President of 21Shares, which she co-founded in 2018.] Ms. Snyder has been portfolio manager of the Fund since [2023].

The Fund’s SAI provides additional information about the portfolio manager, including her compensation, other accounts managed by the portfolio manager, and her ownership of Fund Shares.

Other Service Providers

Quasar Distributors, LLC (“Distributor”) serves as the distributor of Creation Units (defined above) for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, is the administrator, fund accountant, and transfer agent for the Fund.

U.S. Bank National Association is the custodian for the Fund.

Practus LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust.

[   ] serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

The Exchange

Shares of the Fund are not sponsored, endorsed or promoted by the Exchange. The Exchange is not responsible for, nor has it participated, in the determination of the timing of, prices of, or quantities of Shares of the Fund to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Buying and Selling Fund Shares

Shares will be issued or redeemed by the Fund at NAV per Share only in Creation Units of Shares. Creation Units are generally issued and redeemed for cash. A transaction fee may be imposed on transactions in Creation Units.

Shares will trade on the secondary market, however, which is where most retail investors will buy and sell Shares. It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem Shares directly from the Fund. APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Except when aggregated in Creation Units, Shares are not redeemable with the Fund.

Buying and Selling Shares on the Secondary Market

Most investors will buy and sell Shares in secondary market transactions through brokers and, therefore, must have a brokerage account to buy and sell Shares. Shares can be bought or sold through your broker throughout the trading day at market prices like shares of any publicly traded issuer. The Trust does not impose any redemption fees or restrictions on redemptions of Shares in the secondary market. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Fund and no minimum number of Shares you must buy.

Shares of the Fund will be listed on the Exchange under the following symbol:

Fund	Trading Symbol
ARK 21Shares Active On-Chain Bitcoin Strategy ETF	ARKC

The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.

Book Entry. Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”), or its nominee, will be the registered owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information.

Your broker also will be responsible for distributing income dividends and for ensuring that you receive shareholder reports and other communications from the Fund.

Share Trading Prices. The trading prices of the Fund’s Shares may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand for the Fund’s Shares, the prices of the Fund’s portfolio securities, economic conditions and other factors.

The Exchange through the facilities of the Consolidated Tape Association or another market information provider intends to disseminate the approximate value of the Fund’s portfolio every fifteen seconds during regular U.S. trading hours. This approximate value should not be viewed as a “real-time” update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate values and makes no warranty as to the accuracy of these values.

Continuous Offering. The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the “Investment Company Act”). As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

In addition, certain affiliates of the Fund and the Adviser may purchase and resell fund shares pursuant to this prospectus.

Active Investors and Market Timing

The Board has evaluated the risks of market timing activities by the Fund’s shareholders. The Board noted that the Fund’s Shares can be purchased and redeemed directly from the Fund only in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), the Board noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, although in certain circumstances (e.g., in conjunction with a reallocation of the Fund’s investments), such trades may benefit Fund shareholders by increasing the tax efficiency of the Fund. The Board also noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund will impose transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s Shares.

Distribution and Service Plan

The Fund has adopted the Plan pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, the Fund may be authorized to pay distribution fees of up to 0.25% of its average daily net assets each year to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). As of the date of this Prospectus, the maximum amount payable under the Plan is set at 0% until further action by the Board. In the event 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis.

Net Asset Value

The NAV of Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time.

The Fund calculates its NAV per Share by:

●	Taking the current market value of its total assets,

●	Subtracting any liabilities, including tax liabilities, and

●	Dividing that amount by the total number of Shares owned by shareholders.

If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.

Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a nonexchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Fixed income investments for which market quotations are readily available are valued at market value, which is ordinarily determined based on official closing prices or the last reported sale prices of an instrument. Where no such closing price or sale price is reported, market value is determined based on quotes obtained from market makers or prices supplied by one or more third-party pricing source (“Pricing Services”), which may include evaluated prices. The types of investments in which the Funds typically invest are generally valued on the basis of evaluated prices provided by Pricing Services. Such prices may be based on a number of factors, including, among other things, information obtained from market makers and estimates based on recent market prices for investments with similar characteristics.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

If a market price is not readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board.

To the extent the Fund holds securities that may trade infrequently, fair valuation may be used more frequently. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Shares’ NAV performance to diverge from the Shares’ market price and from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.

Fund Website and Disclosure of Portfolio Holdings

The Trust maintains a website for the Fund at [   ]. Among other things, the website includes this Prospectus and the SAI, and will include the Fund’s holdings, the Fund’s last annual and semi-annual reports (when available). The website shows the Fund’s daily NAV per share, market price, and premium or discount, each as of the prior business day. The website also shows the extent and frequency of the Fund’s premiums and discounts. Further, the website includes the Fund’s median bid-ask spread over the most recent thirty calendar days.

Each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of the previous day through its website at [   ]. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

Investments by Other Investment Companies

For purposes of the Investment Company Act, Shares are issued by a registered investment company and purchases of such Shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Investment Company Act are subject to the restrictions set forth in Section 12(d)(1) of the Investment Company Act, except as permitted by Rule 6c-11, Rule 12d1-4, or an exemptive order of the SEC.

No relief from Section 12(d)(1) is available for investments in the ARK 21Shares Active On-Chain Bitcoin Strategy ETF since it expects to invest a minimum of 25% in the Underlying ETF.

Dividends, Distributions, and Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	Your Fund makes distributions,

●	You sell your Shares listed on the Exchange, and

●	You purchase or redeem Creation Units.

Dividends and Distributions

Dividends and Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and to distribute its net investment income, if any, to shareholders as dividends quarterly. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Avoid “Buying a Dividend.” At the time you purchase Shares of the Fund, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Taxes

Tax Considerations. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gain, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gain no matter how long you have owned your Shares. Dividends reported by the Fund are not expected to be qualified dividend income that would be eligible for taxation at long-term capital gain rates. Because the futures contracts in which the Fund invests may be marked-to-market due to current tax rules that apply to the subsidiary’s operations, the Fund may distribute taxable dividends in higher amounts in comparison to other funds.

Distributions of short-term capital gains by an ETF (including the Underlying ETF) in which the Fund invests will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryovers, if any. The Fund will not be able to offset gains distributed by one ETF in which the Fund invests against losses in another ETF in which the Fund invests. Redemptions of shares in an ETF, including those resulting from changes in the allocation among ETFs, could also cause additional distributable gains to you. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to you. Further, a portion of losses on redemptions of shares in the ETFs may be deferred indefinitely under the wash sale rules. As a result of these factors, investments in ETFs by the Fund could therefore adversely affect the amount, timing and character of distributions to you.

Taxes on Sales of Shares. A sale or exchange of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. The Fund also must withhold if the Internal Revenue Service (“IRS”) instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and Local Taxes. Fund distributions and gains from the sale or exchange of your Shares generally are subject to state and local taxes.

Taxes on Purchase and Redemption of Creation Units. An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the sum of the exchanger’s aggregate basis in the securities surrendered and the cash amount paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the sum of the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash amount received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units held as capital assets is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from U.S. withholding tax is provided for capital gain dividends paid by the Fund from long-term capital gains, if any, and for properly reported dividends paid by the Fund from short-term capital gains and from U.S. source interest income. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. No assurance can be given as to whether any distributions will be eligible for such exemptions from U.S. withholding tax or, if eligible, will be reported as such by the Fund.

Taxes on Sales of Shares for Non-U.S. Investors. Any capital gain realized by a Non-U.S. investor upon a sale of Shares of the Fund will generally not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

Foreign Account Tax Compliance Act (FATCA). The Fund will be required to withhold a 30% tax on dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of US-owned foreign investment accounts. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Possible Tax Law Changes. At the time that this prospectus is being prepared, various administrative and legislative changes to the federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will be made or what the changes might entail.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Financial Highlights

The Fund is newly organized and therefore have not yet had any operations as of the date of this Prospectus and do not have financial highlights to present at this time.

Annual/Semi-Annual Reports to Shareholders

Additional information about the Fund will be in its annual and semi-annual report to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund’s performance during the last fiscal year.

Statement of Additional Information

The SAI dated [   ], 2023, which contains more detailed information about the Fund, including its operations and investment policies, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

To receive a free copy of the latest annual or semi-annual report, when available, or the SAI, or to request additional information about the Fund, please contact us as follows:

Call:	(215) 882-9983

Write:	19 East Eagle Road Havertown, PA 19083

Visit:	[ ]

Paper Copies

Please note that paper copies of the Fund’s shareholder reports will generally not be sent, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Information Provided by the Securities and Exchange Commission

Information about the Fund, including its reports and the SAI, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by calling the SEC at (202) 551-8090.

Investment Company Act File No. 811-22961.

Subject to Completion—Dated August 11, 2023

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

ARK 21Shares Active On-Chain Bitcoin Strategy ETF

Ticker Symbol: ARKC

Listed on [  ]

STATEMENT OF ADDITIONAL INFORMATION
[Date], 2023

EA SERIES TRUST

This Statement of Additional Information (“SAI”) describes the ARK 21Shares Active On-Chain Bitcoin Strategy ETF (the “Fund”), a series of the EA Series Trust (formerly known as the Alpha Architect ETF Trust) (the “Trust”). Shares of the Fund will be listed and traded on [  ] (the “Exchange”). EA Advisers (the “Adviser”) serves as the investment adviser to the Fund, and 21Shares US LLC (“21Shares”), serves as sub-adviser to the Fund, and ARK Investment Management LLC (“ARK”) serves as sub-subadviser. Quasar Distributors, LLC (the “Distributor”) serves as the Distributor for the Fund.

Shares of the Fund are neither guaranteed nor insured by the U.S. Government.

This SAI, dated [Date], 2023 as supplemented from time to time, is not a prospectus. It should be read in conjunction with the Fund’s Prospectus, dated [Date], 2023 as supplemented from time to time, which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Distributor, calling [(215) 882-9983] or visiting [     ].

When available, a copy of the Fund’s annual and semi-annual reports may be obtained without charge by writing to EA Advisers, 19 East Eagle Rd, Havertown PA 19083, calling 215-882-9983 or visiting [  ].

i

GLOSSARY

The following terms are used throughout this SAI, and have the meanings used below (note that various other terms are defined in the text of this SAI):

“21Shares” means 21Shares US LLC.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Adviser” means Empowered Funds, LLC dba EA Advisers.

“Authorized Participant” means a broker-dealer or other participant in the Continuous Net Settlement System of the National Securities Clearing Corporation (NSCC) or a participant in DTC with access to the DTC system, and who has executed an agreement with the Distributor that governs transactions in the Fund’s Creation Units.

“Balancing Amount” means an amount equal to the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation (or Redemption) Basket, used to ensure that the NAV of a Fund Deposit (or Redemption) (other than the Transaction Fee), is identical to the NAV of the Creation Unit being purchased.

“Bitcoin” means digital asset or cryptocurrency that is a unit of account on the “Bitcoin network,” an open source, decentralized peer-to-peer computer network.

“Board” or “Trustees” means the Board of Trustees of the Trust.

“Business Day” means any day on which the Trust is open for business.

“Cash Component” means an amount of cash consisting of a Balancing Amount calculated in connection with certain creations.

“Cash Redemption Amount” means an amount of cash consisting of a Balancing Amount calculated in connection with certain redemptions.

“CFTC” means the Commodity Futures Trading Commission.

“CME” means the Chicago Mercantile Exchange.

“Code” means the Internal Revenue Code of 1986, as amended.

“CPO” means a commodity pool operator registered with the CFTC.

“Creation Unit” means an aggregation of Shares that the Fund issues and redeems on a continuous basis at NAV. Shares will not be issued or redeemed except in Creation Units.

“Distributor” means Quasar Distributors, LLC.

“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act.

“DTC” means the Depository Trust Company.

“Exchange” means [   ].

“ETF” means an exchange-traded fund.

“FINRA” means the Financial Industry Regulatory Authority.

“Fund” means the series of the Trust described in this SAI: ARK 21Shares Active On-Chain Bitcoin Strategy ETF.

“Fund Deposit” means the cash value or the In-Kind Creation Basket and Cash Component that the Fund will accept in order to purchase a Creation Unit from the Fund.

“Fund Redemption” means the cash value or the In-Kind Redemption Basket and Cash Redemption Amount that the Fund will exchange in connection with the redemption of a Creation Unit.

“In-Kind Creation Basket” means the basket of securities that the Fund may accept to purchase Creation Units of the Fund.

“In-Kind Redemption Basket” means the basket of securities a shareholder may receive upon redemption of a Creation Unit.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IRS” means the Internal Revenue Service.

“NAV” means the net asset value of the Fund.

“NSCC” means the National Securities Clearing Corporation.

“NYSE” means the New York Stock Exchange, Inc.

“Prospectus” means the Fund’s Prospectus, dated [Date], 2023, as amended and supplemented from time to time.

“SAI” means this Statement of Additional Information, dated [Date], 2023, as amended and supplemented from time to time.

“SEC” means the United States Securities and Exchange Commission.

“Shares” means the shares of the Fund.

“Transaction Fee” is a fee that may be imposed to compensate the Trust or its custodian for costs incurred in connection with transactions for Creation Units. The Transaction Fee, when applicable, is comprised of a flat (or standard) fee and may include a variable fee. For the Transaction Fees applicable to the Fund, see “Transaction Fees” in this SAI.

“Trust” means the EA Series Trust (formerly known as Alpha Architect ETF Trust), a Delaware statutory trust.

“Underlying Funds” means the other funds or ETFs in which the Fund may invest.

TRUST AND FUND OVERVIEW

The Trust is a Delaware statutory trust formed on October 11, 2013. The Trust is an open-end management investment company registered under the Investment Company Act. The investment objective of the Fund is to seek [long-term] capital appreciation. The offering of the Shares is registered under the 1933 Act.

This SAI relates only to the following Fund: ARK 21Shares Active On-Chain Bitcoin Strategy ETF.

Diversification

The Fund is a diversified ETF. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities in an amount greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security.

However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.

The Fund offers and issues Shares at NAV only in aggregations of a specified number of Shares, generally in exchange for a basket of securities or an all-cash payment together with the deposit of a specified cash payment. Shares are redeemable by a Fund only in Creation Units, and, generally, in exchange for securities and/or cash. Shares of the Fund will be listed and traded on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual funds, Shares are not individually redeemable securities. Rather, the Fund issues and redeems Shares on a continuous basis at NAV, only in Creation Units.

In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees are limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities. Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares from the Fund and Transaction Fees — is not relevant to most retail investors because it applies only to transactions for Creation Units and most retail investors do not transact for Creation Units.

Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

EXCHANGE LISTING AND TRADING

Shares of the Fund will be listed and traded on the Exchange. Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV, because such prices may be affected by market forces (such as supply and demand for Shares). As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges. Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits, which would have no effect on the NAV.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days, or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about the Fund’s portfolio securities. Under the policy, portfolio holdings of the Fund, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated prior to the opening of trading on the Exchange that Business Day through financial reporting or news services, including the website [  ]. In addition, each Business Day a portfolio composition file is publicly disseminated prior to the opening of the Exchange via the NSCC.

INVESTMENT POLICIES AND RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the Investment Company Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

The investment policies enumerated in this section may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund’s outstanding voting securities, except as noted below:

1.	The Fund may not borrow money, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

2.	The Fund may not issue senior securities, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

3.	The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	The Fund may not purchase or sell real estate, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

5.	The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Fund from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.

6.	The Fund may not make loans, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

7.	The Fund will not concentrate its investments in a particular industry or group of industries, as that term is used in the Investment Company Act, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to bitcoin and/or bitcoin futures contracts.

8.	The Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of its holdings in the securities of such issuer exceeds 5% of the value of its total assets, or (b) it owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).

The following notations are not considered to be part of the Fund’s fundamental investment limitation and are subject to change without shareholder approval. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation. Thus, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the Investment Company Act or the relevant rules, regulations or interpretations thereunder, as described below.

With respect to the fundamental investment limitation relating to borrowing set forth in (1) above, pursuant to Section 18(f)(1) of the Investment Company Act, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days, to an extent that the asset coverage shall be at least 300%.

With respect to the fundamental investment restriction regarding real estate set forth in (4) above, the Fund will not make direct investments in real estate unless acquired as a result of ownership of securities or other instruments. Although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate.

With respect to the fundamental investment limitation relating to lending set forth in (6) above, this means that the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties. The fundamental investment limitation relating to lending restricts, but does not prevent entirely, the Fund’s (i) lending of portfolio securities, (ii) purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) use of repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

With respect to the fundamental investment limitation relating to concentration set forth in (7) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of the Fund’s net assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future.

For purposes of applying the limitation set forth in the concentration policy set forth in (7) above, the Fund, with respect to its equity holdings, may use the FactSet Revere Business Industry Classification System, the Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, MSCI Global Industry Classification System, FTSE/Dow Jones Industry Classification Benchmark (ICB) system or any other reasonable industry classification system (including systems developed by the Adviser and/or 21Shares) to identify each industry. Securities of the U.S. government (including its agencies and instrumentalities), some tax-free securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities), are not considered to be issued by members of any industry.

Further, for purposes of complying with the concentration policy noted above, except as described below, the securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the Investment Company Act, are not considered to be issued by members of any industry. However, when the Fund invests in an unaffiliated Underlying Fund, the Fund will include the industry of that Underlying Fund if the Underlying Fund concentrates in an industry as part of its investment strategy. Otherwise, the Fund does not include the industry assigned to non-concentrated unaffiliated Underlying Funds for purposes of complying with the Fund’s concentration policy. Additionally, if the Fund invests in an affiliated Underlying Fund, it will consider the underlying holdings of the affiliated Underlying Fund for purposes of complying with the Fund’s concentration policy.

The Fund’s method of applying the limitation set forth in the Fund’s concentration policy may differ from the methods used by the Trust’s other series.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

The investment objective, principal strategies of, and risks of investing in the Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this SAI, the investment objective and policies of the Fund may be changed without shareholder approval. The Fund may gain exposure to bitcoin through its investment in the ARK 21Shares Active Bitcoin Futures ETF (the “Underlying ETF”). Unless expressly noted otherwise, references to the “Fund” in this section refer to the Fund and Underlying ETF. All referenced to the “Fund” should be read to include the Underlying ETF.

Risks Associated with Bitcoin and Bitcoin Futures

The Fund is subject to the risks and hazards of the bitcoin market because it invests in standardized, exchange-traded bitcoin futures contracts that are cash settled in U.S. dollars and are traded on, or subject to the rules of, commodity exchanges registered with the CFTC, such as the CME (“Bitcoin Futures”). The risks and hazards that are inherent in the bitcoin market may cause the price of bitcoin and the Fund’s Shares to fluctuate widely and you could incur a partial or total loss of your investment in the Fund.

Bitcoin is a digital asset also referred to as a digital currency or cryptocurrency. Bitcoin, as a cryptocurrency, is a unit of account on the “bitcoin network,” an open source, decentralized peer-to-peer computer network. Bitcoin may be held as an investment, may be used to purchase goods and services, or may be exchanged for fiat currency (like U.S. dollars). No single entity owns or operates the bitcoin network and the value of bitcoin is not backed by any government, corporation or other central body. Instead, the value of bitcoin is determined by supply and demand in markets created to facilitate trading and transactions in bitcoin. Because the source code for the bitcoin network is open-source, anyone can contribute to its development. Ownership and transaction records for bitcoin are protected by information technology known as cryptography, which is designed to protect the digital asset and only permits transactions to take place if certain conditions are satisfied. Transactions in bitcoin that occur on the network are also encrypted, which is designed to prevent anyone from creating counterfeit assets or from spending more money than is in their account. The ultimate supply of bitcoin is finite and currently limited to 21 million “coins.” The amount of bitcoin currently available continues to increase as new bitcoin supplies will be mined until the 21 million current protocol cap is reached. The bitcoin network is operated by a decentralized group of participants who run computer software that validates and records transactions in bitcoin (“miners”), developers who propose changes and improvements to this software, and users who use the software. Periodically, the software used by the bitcoin network is modified, and which can result in different versions of bitcoin (“forks”). Although the Fund does not invest directly in bitcoin, the value of Bitcoin Futures can be affected by forks.

Bitcoin Scaling Risk. The bitcoin network faces significant scaling challenges. Currently, the bitcoin network can process, on average, five to seven transactions per second. For several years, participants in the bitcoin ecosystem debated potential approaches to increasing the average number of transactions per second that the bitcoin network could handle. As of August 2017, the bitcoin network was upgraded with a technical feature known as “segregated witness.” Segregated witness was intended to increase the transactions per second that can be handled on-chain, although to-date it has not made a meaningful difference in the number of transactions per second. More importantly, segregated witness also enables so-called second layer solutions, such as the Lightning Network or payment channels, that could potentially allow greater transaction throughput.

An increasing number of wallets and digital asset intermediaries, such as exchanges, have begun supporting segregated witness and the Lightning Network, or similar technology. However, the Lightning Network does not yet have material adoption. Additionally, the Lightning Network has not yet seen significant use, and there are open questions about Lightning Network services, such as its cost and who will serve as intermediaries.

As the use of digital asset networks increases without a corresponding increase in throughput of the networks, average fees and settlement times can increase significantly. Bitcoin’s network has been, at times, at capacity, which has led to increased transaction fees. Increased fees and decreased settlement speeds could preclude certain use cases for bitcoin (e.g., micropayments), and could reduce demand for and the price of bitcoin, which could adversely impact the Fund’s investments in Bitcoin Futures.

There is no guarantee that any of the mechanisms in place or being explored for increasing the scale of settlement of transactions in bitcoin will be effective, or how long these mechanisms will take to become effective, which could adversely impact the Fund’s investments in Bitcoin Futures.

Miner Collusion Risk. Miners, functioning in their transaction confirmation capacity, collect fees for each transaction they confirm. Miners validate unconfirmed transactions by adding the previously unconfirmed transactions to new blocks in the blockchain. There is no mechanism through which miners are forced to confirm specific transactions, but they are economically incentivized to confirm valid transactions as a means of collecting fees. Miners have historically accepted relatively low transaction confirmation fees. If miners collude to reject low transaction fees, then bitcoin users could be forced to pay higher fees, thus reducing the attractiveness of the bitcoin network. Mining occurs globally, and it may be difficult for authorities to apply antitrust regulations across multiple jurisdictions. Any anti-competitive collusion among miners may adversely impact the attractiveness of the bitcoin network and may adversely impact the Fund’s investments in Bitcoin Futures.

Competition from Other Digital Assets Risk. Central banks have introduced digital forms of legal tender, known as central bank digital currencies (“CBDCs”). China’s CBDC project, known as Digital Currency Electronic Payment, has reportedly been tested in a live pilot program conducted in multiple cities in China. A recent study published by the Bank for International Settlements estimated that at least 36 central banks have published retail or wholesale CBDC work ranging from research to pilot projects. Whether or not they incorporate blockchain or similar technology, CBDCs, as a form of legal tender in the issuing jurisdiction, could have an advantage in competing with, or replacing, bitcoin and other digital assets as a medium of exchange or store of value. Such competing digital assets may adversely affect the value of bitcoin and the Fund’s investments in Bitcoin Futures. Promoters of other digital assets claim that those digital assets have solved certain of the purported drawbacks of the bitcoin network. For example, certain competing digital assets may allow for faster settlement times, reduce mining fees, or reduce the amount of electricity necessary for mining. If these digital assets are successful, such success could reduce demand for bitcoin and adversely affect the value of bitcoin and the Fund’s investments in Bitcoin Futures.

Open-Source Risk. The bitcoin network operates based on open-source protocol maintained by a group of core developers. As the bitcoin network protocol is not sold and its use does not generate revenue for development teams, core developers may not be directly compensated for maintaining and updating the bitcoin network protocol. Consequently, developers may lack a financial incentive to maintain or develop the network, and the core developers may lack the resources to adequately address emerging issues with the network. There can be no guarantee that developer support will continue or be sufficient in the future. Additionally, some development and developers are funded by companies whose interests may be at odds with other participants in the network or with investors’ interests. To the extent that material issues arise with the bitcoin network protocol and the core developers and open-source contributors are unable or unwilling to address the issues adequately or in a timely manner, the bitcoin network and the Fund’s investments in Bitcoin Futures may be adversely affected.

Bitcoin Corporate Governance Risk. Governance of decentralized networks, such as the bitcoin network, is by voluntary consensus and open competition. Bitcoin has no central decision-making body or clear manner in which participants can come to an agreement other than through overwhelming consensus. The lack of clarity on governance may adversely affect bitcoin’s utility and ability to grow and face challenges, both of which may require solutions and a directed effort to overcome problems, especially long-term problems. Seemingly simple technical issues have divided the bitcoin community: such as, whether to increase the block size of the blockchain or to implement other change to increase the scalability of bitcoin. Because the resolution of scaling issues has taken several years, some have referred to it as a “governance crisis” for decentralized assets. To the extent lack of clarity in corporate governance of bitcoin leads to ineffective decision-making that slows development and growth, the Fund’s investments in Bitcoin Futures may be adversely affected.

Insufficient Mining Reward Risk. Miners generate revenue from both newly created bitcoin, known as the “block reward,” and from fees taken upon verification of transactions. If the aggregate revenue from transaction fees and the block reward is below a miner’s cost, the miner may cease operations. If the award of new units of bitcoin for solving blocks declines and/or the difficulty of solving blocks increases, and transaction fees voluntarily paid by participants are not sufficiently high, miners may not have an adequate incentive to continue mining and may cease their mining operations. The current fixed reward for solving a new block on the bitcoin network is 6.25 bitcoin per block, which decreased from 12.5 bitcoin in May 2020. It will further reduce to 3.125 bitcoin in 2024. This reduction may result in a reduction in the aggregate hash rate of the bitcoin network as the incentive for miners decreases. Miners ceasing operations would reduce the collective processing power on the bitcoin network, which would adversely affect the confirmation process for transactions (i.e., temporarily decreasing the speed at which blocks are added to the blockchain until the next scheduled adjustment in difficulty for block solutions) and make the bitcoin network more vulnerable to malicious actors or botnets (i.e., volunteers or a hacked collection of computers controlled by networked software coordinating the actions of the computers) obtaining sufficient control to alter the blockchain and hinder transactions. Any reduction in confidence in the confirmation process or processing power of the bitcoin network may adversely affect the Fund’s investments in Bitcoin Futures.

Excluded Transactions Risk. To the extent that any miners solve blocks that exclude some or all transactions that have been transmitted to the bitcoin network, such transactions will not be recorded on the blockchain until another miner solves a block that incorporates those transactions. Some in the bitcoin community have suspected that certain technologies enhance speed and reduce electricity use of mining while reducing the number of transactions that are included in mined blocks on the bitcoin network. To the extent that more blocks are mined without transactions, transactions will settle more slowly and fees will increase. This could result in a loss of confidence in the bitcoin network, which could adversely impact an investment in the Fund.

Blockchain “Fork” Risk. From time to time, the developers suggest changes to the bitcoin software. If a sufficient number of users and miners elect not to adopt the changes, a new digital asset, operating on the earlier version of the bitcoin software, may be created. This is often referred to as a “fork.” In August 2017, bitcoin “forked” into bitcoin and a new digital asset, bitcoin cash, as a result of a years-long dispute over how to increase the rate of transactions that the bitcoin network can process. Since then, bitcoin has been forked numerous times to launch new digital assets, including bitcoin gold, bitcoin silver and bitcoin diamond. Additional hard forks of the Bitcoin Blockchain could impact demand for bitcoin or other digital assets and could adversely impact the Fund’s investments in Bitcoin Futures.

In addition, a hard fork can introduce new security risks. For example, when Ethereum and Ethereum Classic split in July 2016, replay attacks, in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued trading venues for several months. An exchange announced in July 2016 that it had lost 40,000 ether from the Ethereum Classic network, which was worth about $100,000 at that time, as a result of replay attacks. Another possible result of a hard fork is an inherent decrease in the level of security. After a hard fork, it may become easier for an individual miner or mining pool’s hashing power to exceed 50% of the processing power of the bitcoin network, thereby making the network more susceptible to attack.

A fork could also be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Such a fork could adversely affect bitcoin’s viability. However, it is possible that a substantial number of users and miners could adopt an incompatible version of bitcoin while resisting community-led efforts to merge the two chains. This would result in a permanent fork, as in the case of Ethereum and Ethereum Classic, as detailed above.

A fork in the bitcoin network could adversely affect the Fund’s investments in Bitcoin Futures and therefore an investment in the Fund.

Bitcoin “Air Drop” Risk. A substantial giveaway of bitcoin (sometimes referred to as an “air drop”) may also result in significant and unexpected declines in the value of bitcoin, Bitcoin Futures, and, accordingly, the Fund.

“51% Attack” and Bitcoin “Whales” Risks. The bitcoin network is currently vulnerable to a “51% attack” where, if a mining pool were to gain control of more than 50% of the “hash” rate (i.e., the amount of computing and process power being contributed to the network through mining), a malicious actor would be able to gain full control of the network and the ability to manipulate the blockchain, including interrupting the recording of new blocks by preventing other miners from completing blocks. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” These holders have the ability to manipulate the price of bitcoin.

Bitcoin Cybersecurity Risk. If the source code or cryptography underlying bitcoin proves to be flawed or ineffective, malicious actors may be able to steal bitcoin held by others, which could negatively impact the demand for bitcoin and adversely impact the price of bitcoin. In the past, flaws in the source code for bitcoin have been discovered, including those that resulted in the loss of users’ bitcoin. Several errors and defects have been publicly found and corrected, including those that disabled some functionality for users and exposed users’ personal information. Discovery of flaws in or exploitations of the source code that allow malicious actors to take or create money in contravention of known network rules have occurred. In addition, the cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to steal bitcoin held by others, which could adversely affect the demand for bitcoin and therefore adversely impact the price of bitcoin. Even if the affected digital asset is not bitcoin, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively impact the demand for bitcoin and therefore adversely affect the Fund’s investments in Bitcoin Futures.

Additionally, if a malicious actor or botnet obtains control of more than 50% of the processing power of the bitcoin network, such actor or botnet could alter the blockchain and adversely affect the value of bitcoin, which would adversely affect the Fund’s investments in Bitcoin Futures. The bitcoin network is subject to control by entities that capture a significant amount of the network’s processing power or a significant number of developers or intermediaries important for the operation and maintenance of the bitcoin network. The bitcoin network is secured by proof of work and depends on the strength of processing power of participants to protect the network. If a malicious actor or botnet obtains a majority of the processing power dedicated to mining on the bitcoin network, it may be able to alter the blockchain on which the network and most transactions rely by constructing fraudulent blocks or preventing certain transactions from being completed in a timely manner, or at all. The malicious actor or botnet could control, exclude or modify the ordering of transactions. However, it would not be able to generate new bitcoin units or transactions using such control. The malicious actor could “double-spend” its own bitcoin units (i.e., spend the same units in more than one transaction) and prevent the confirmation of other users’ transactions for so long as it maintained control. To the extent that the malicious actor or botnet did not yield its control of the processing power on the bitcoin network or the network community did not reject the fraudulent blocks as malicious, reversing any changes made to the blockchain may not be possible. Further, a malicious actor or botnet could create a flood of transactions in order to slow down confirmations of transactions on the bitcoin network.

If an exploitation or attack on the bitcoin network occurs, it could result in a loss of public confidence in bitcoin and a decline in the value of bitcoin and, as a result, adversely impact the Fund’s investments in Bitcoin Futures.

Internet Disruption Risk. Bitcoin is dependent upon the internet. A significant disruption in internet connectivity could disrupt the bitcoin network’s operations until the disruption is resolved and have an adverse effect on the price of bitcoin. In particular, some variants of digital assets have been subjected to a number of denial-of-service attacks, which have led to temporary delays in block creation and in the transfer of the digital assets. While in certain cases in response to an attack, an additional hard fork has been introduced to increase the cost of certain network functions, the relevant network has continued to be the subject of additional attacks. Moreover, it is possible that if bitcoin increases in value, it may become a bigger target for hackers and subject to more frequent hacking and denial-of-service attacks.

Bitcoin is also susceptible to border gateway protocol (“BGP”) hijacking. That type of an attack can be an effective way for an attacker to intercept traffic en route to a legitimate destination. BGP hijacking impacts the way different nodes and miners are connected to one another and isolates portions of them from the remainder of the network, which could lead to a risk of the network allowing double spending and other security issues. If BGP hijacking occurs on the bitcoin network, participants may lose faith in the security of bitcoin, which could adversely affect bitcoin’s value and consequently the Fund’s investments in Bitcoin Futures.

Any future attacks that impact the ability to transfer bitcoin could have a material adverse effect on the price of bitcoin and on the Fund’s investments in Bitcoin Futures.

Bitcoin Regulatory Risk. As bitcoin and digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies have been examining the operations of digital asset networks, digital asset users and the digital asset exchange market. Many of these state and federal agencies have brought enforcement actions and issued advisories and rules relating to digital asset markets.

Current and future legislation, SEC and CFTC rulemaking, and other regulatory developments may impact the manner in which bitcoin is treated for classification and clearing purposes. In particular, certain transactions in bitcoin may be deemed to be commodity interests under the CEA or bitcoin may be classified by the SEC as a “security” under U.S. federal securities laws. Although public statements by senior officials at the SEC indicate that such officials do not believe that bitcoin is a security, such statements are not binding on the SEC or any other agency or court. If bitcoin is determined to be a “security” under federal or state securities laws by the SEC or any other agency, or in a proceeding in a court of law or otherwise, it may have material adverse consequences for bitcoin as a digital asset. Ongoing and future regulatory actions with respect to digital assets generally or any single digital asset in particular may alter, perhaps to a materially adverse extent, the nature of an investment in bitcoin and/or the ability of the Fund to continue to operate.

Various U.S. federal and state and foreign jurisdictions are developing or adopting laws, regulations or directives that affect the bitcoin network, the bitcoin markets, and their users, particularly digital asset trading platforms and service providers that fall within such jurisdictions regulatory scope. There remains significant uncertainty regarding the U.S. and foreign government and quasi-governmental regulatory actions with respect to digital assets and digital asset exchanges. Foreign laws, regulations or directives may conflict with those of the U.S. and may negatively impact the acceptance of bitcoin by users, merchants and service providers and may therefore impede the growth or sustainability of the bitcoin economy in the European Union, China, South Korea, India and the U.S. and globally, or otherwise negatively affect the value of bitcoin.

The effect of any future regulatory change on the Fund or bitcoin is impossible to predict, but such change could be substantial and adverse to the Fund and the value of the Fund’s shares.

Intellectual Property Risk. Third parties may assert intellectual property claims relating to the holding and transfer of bitcoin and its source code. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in long-term viability or the ability of end-users to hold and transfer bitcoin may adversely affect the Fund’s investments in Bitcoin Futures. Additionally, a meritorious intellectual property claim could prevent end-users from accessing, holding, or transferring bitcoin, which could force the liquidation of the bitcoin holdings of any pooled investment vehicle in which the Fund invests. As a result, an intellectual property claim against large bitcoin participants could adversely affect the Fund’s investments in Bitcoin Futures.

Bitcoin Trading Venues Operational Risk. Venues through which bitcoin trades are relatively new. Bitcoin trading venues are generally subject to different regulatory requirements than venues for trading more traditional assets, and may be subject to limited or no regulation, especially outside the U.S. Furthermore, many such trading venues, including exchanges and over-the-counter trading venues, do not provide the public with significant information regarding their ownership structure, management teams, corporate practices or regulatory compliance. Bitcoin trading venues may impose daily, weekly, monthly or customer-specific transaction or distribution limits or suspend withdrawals entirely, rendering the exchange of bitcoin for fiat currency difficult or impossible. Participation in bitcoin trading on some venues requires users to take on credit risk by transferring digital assets from a personal account to a third party’s account, which could discourage trading on those venues.

Over the past several years, a number of bitcoin exchanges have been closed due to fraud, failure or security breaches. In many of these instances, the customers of such exchanges were not compensated or made whole for the partial or complete losses of their account balances in such exchanges. While smaller trading venues are less likely to have the infrastructure and capitalization that make larger trading venues more stable, larger trading venues are more likely to be appealing targets for hackers and “malware” (i.e., software used or programmed by attackers to disrupt computer operation, gather sensitive information or gain access to private computer systems). Bitcoin trading venues that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers to the same extent that regulated securities exchanges or futures exchanges are required to do so.

Furthermore, many bitcoin trading venues lack certain safeguards put in place by exchanges for more traditional assets to enhance the stability of trading on the exchanges and prevent “flash crashes,” such as limit-down circuit breakers. As a result, the prices of bitcoin on trading venues may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges.

Operational problems or failures by bitcoin trading venues and fluctuations in bitcoin prices may reduce confidence in these venues or in bitcoin generally, which could adversely affect the price of bitcoin and therefore adversely affect the Fund’s investments in Bitcoin Futures.

Political or Economic Crisis Risk. As an alternative to fiat currencies that are backed by central governments, bitcoin is subject to supply and demand forces based upon the desirability of an alternative, decentralized means of buying and selling goods and services, and it is unclear how such supply and demand will be impacted by geopolitical events. Nevertheless, political or economic crises may motivate large-scale acquisitions or sales of bitcoin, either globally or locally. Large-scale sales of bitcoin would result in a reduction in its price and adversely affect the Fund’s investments in Bitcoin Futures.

Large Scale Bitcoin Sale Risk. There is no registry showing which individuals or entities own bitcoin or the quantity of bitcoin that is owned by any particular person or entity. It is possible, and in fact, reasonably likely, that a small group of early bitcoin adopters hold a significant proportion of the bitcoin that has been created to date. There are no regulations in place that would prevent a large holder of bitcoin from selling bitcoin it holds. To the extent such large holders of bitcoin engage in large-scale sales or distributions, either on nonmarket terms or in the ordinary course, it could result in a reduction in the price of bitcoin and adversely affect an investment in the Fund.

Environmental Risk. Bitcoin mining currently requires computing hardware that consumes large amounts of electricity. By way of electrical power generation, many bitcoin miners rely on fossil fuels to power their operations. Public perception of the impact of bitcoin mining on climate change may reduce demand for bitcoin and increase the likelihood of regulation that limits bitcoin mining or restricts energy usage by bitcoin miners. Such events could have a negative impact on the price of bitcoin, Bitcoin Futures, and the performance of the Fund.

The supply and demand for bitcoin and the price and market for bitcoin may also be impacted by: (i) the widespread adoption of bitcoin, including the use of bitcoin as a payment; (ii) speculative activity in the market for bitcoin, including by holders of large amounts of bitcoin, which may increase volatility and artificially inflate or deflate the price of bitcoin; and (iii) market fraud and/or manipulation and other fraudulent trading practices such as the intentional dissemination of false or misleading information (e.g., false rumors) can, among other things, lead to a disruption of the orderly functioning of markets, significant market volatility, and cause the value of bitcoin and Bitcoin Futures to fluctuate quickly and without warning.

Risks Associated with the Tax Treatment of Bitcoin. Under current IRS guidance, bitcoin is treated as property, not as currency, for U.S. federal income tax purposes and transactions involving payment in bitcoin in return for goods and services are treated as barter exchanges. Such exchanges result in capital gain or loss measured by the difference between the price at which bitcoin is exchanged and the taxpayer’s basis in the bitcoin. However, because bitcoin is a new technological innovation, because IRS guidance has taken the form of administrative pronouncements that may be modified without prior notice and comment, and because there is as yet little case law on the subject, the U.S. federal income tax treatment of an investment in bitcoin or in transactions relating to investments in bitcoin may change from that described in this prospectus, possibly with retroactive effect. Any such change in the U.S. federal income tax treatment of bitcoin may have a negative effect on prices of bitcoin and may adversely affect the value of the Shares. In this regard, the IRS has indicated that it has made it a priority to issue additional guidance related to the taxation of virtual currency transactions, such as transactions involving bitcoin. While it has started to issue such additional guidance, whether any future guidance will adversely affect the U.S. federal income tax treatment of an investment in bitcoin or in transactions relating to investments in bitcoin is unknown. Moreover, future developments that may arise with respect to digital assets may increase the uncertainty with respect to the treatment of digital assets for U.S. federal income tax purposes. Recent tax legislation amends U.S. federal reporting requirements with respect to digital assets.

Because bitcoin is a new technological innovation, the tax treatment of bitcoin for state and local tax purposes, including without limitation state and local income and sales and use taxes, is not settled. It is uncertain what guidance, if any, on the treatment of bitcoin for state and local tax purposes may be issued in the future. A state or local government authority’s treatment of bitcoin may have negative consequences, including the imposition of a greater tax burden on investors in bitcoin or the imposition of a greater cost on the acquisition and disposition of bitcoin generally. Moreover, it cannot be ruled out that the tax treatment by tax authorities and courts could be interpreted differently or could be subject to changes in the future. Any such treatment may have a negative effect on prices of bitcoin and may adversely affect the value of the Shares.

Bitcoin Futures Contracts.

Bitcoin Futures expose the Fund to all of the risks associated with bitcoin investments discussed herein and an investment in Bitcoin Futures may be subject to the following risks specific to Bitcoin Futures. Futures contracts are financial contracts the value of which depends on, or is derived from, the underlying reference asset. Futures contracts are complex instruments that are often subject to a high degree of price variability. In the case of Bitcoin Futures, the underlying reference asset is bitcoin. Futures contracts may be physically-settled or cash-settled. The only futures contracts in which the Fund invests are cash-settled Bitcoin Futures traded on commodity exchanges registered with the CFTC. “Cash-settled” means that when the relevant futures contract expires, if the value of the underlying asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess, and if the futures contract price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. In a cash-settled futures contract on bitcoin, the amount of cash to be paid is equal to the difference between the value of the bitcoin underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement. The CME has specified that the value of bitcoin underlying Bitcoin Futures traded on the CME will be determined by reference to a volume-weighted average of bitcoin trading prices on multiple bitcoin trading venues, discussed below.

The use of futures contracts involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities or other underlying assets and other more traditional assets. Bitcoin and Bitcoin Futures are relatively new assets and bitcoin is subject to rapid changes, uncertainty and regulation that may adversely affect the value of the Bitcoin Futures or the nature of an investment in the Fund, and may adversely affect the ability of the Fund to buy and sell Bitcoin Futures or achieve its investment objective. The market for Bitcoin Futures is less developed than older, more established futures markets (such as corn or wheat futures) and may be more volatile and less liquid. Historically, bitcoin and Bitcoin Futures have been subject to significant price volatility. The price of Bitcoin Futures may differ significantly from the spot price of bitcoin. While the Bitcoin Futures market has grown substantially since Bitcoin Futures commenced trading, there can be no assurance that the market will continue to develop in ways that support the continued growth and operation of the Fund. The liquidity of the market for Bitcoin Futures contracts will depend on, among other things, the supply and demand for Bitcoin Futures contracts, speculative interest in the market for Bitcoin Futures contracts and the potential ability to hedge against the price of bitcoin with Bitcoin Futures contracts.

If the Bitcoin Futures market is in a state of backwardation (i.e., when the price of bitcoin in the future is expected to be less than the current price), the Fund will buy later to expire contracts for a lower price than the sooner to expire contracts that it sells. Hypothetically, and assuming no changes to either prevailing bitcoin prices or the price relationship between immediate delivery, soon to expire contracts and later to expire contracts, the value of a contract will rise as it approaches expiration. If the Bitcoin Futures market is in contango (i.e. when the price of bitcoin in the future is expected to be greater than the current price), the Fund will buy later to expire contracts for a higher price than the sooner to expire contracts that it sells. Hypothetically, and assuming no other changes to either prevailing bitcoin prices or the price relationship between the spot price, soon to expire contracts and later to expire contracts, the value of a contract will fall as it approaches expiration. All other things being equal, a situation involving prolonged periods of contango may adversely impact the returns of the Fund; conversely a situation involving prolonged periods of backwardation may positively impact the returns of the Fund. Futures contracts exhibit “futures basis,” which refers to the difference between the current market value of the underlying bitcoin (the “spot” price) and the price of the cash-settled futures contracts. A negative futures basis exists when cash-settled Bitcoin Futures contracts generally trade at a premium to the current market value of bitcoin. If a negative futures basis exists, the Fund’s investments in bitcoin futures contracts will generally underperform a direct investment in bitcoin, and, therefore, it may be more difficult for the Fund to maintain the target bitcoin exposure.

When a Bitcoin Futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Bitcoin Futures contract with a later expiration date. This is commonly referred to as “rolling.” The costs associated with rolling Bitcoin Futures typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. The Fund may be adversely affected by “negative roll yields” in “contango” markets. Typically, the Fund will “roll” out of one futures contract as the expiration date approaches and into another futures contract on bitcoin with a later expiration date. The “rolling” feature creates the potential for a significant negative effect on the Fund’s performance that is independent of the performance of the spot prices of the bitcoin. The “spot price” of an underlying instrument is the price of that underlying instrument for immediate delivery, as opposed to a futures price, which represents the price for delivery on a specified date in the future. Therefore, if the futures market for a given underlying instrument is in “contango,” then the value of a futures contract on that underlying instrument would tend to decline over time (assuming the spot price remains unchanged), because the higher futures price would fall as it converges to the lower spot price by expiration. The Fund would be expected to experience negative roll yield if Bitcoin Futures prices tend to be greater than the spot price of bitcoin (i.e., in a “contango” market).

Bitcoin Futures are subject to position limits, accountability limits and dynamic price fluctuation limits that will limit the Fund’s ability to invest the proceeds of Baskets in Bitcoin Futures. Position limits, accountability limits and dynamic price fluctuation limits may cause tracking error or may impair the Fund’s ability to meet its investment objective or achieve the desired exposure. Bitcoin Futures also are subject to relatively high initial margin requirements and the FCMs utilized by the Fund may impose margin requirements in addition to those imposed by the exchanges. Margin requirements are subject to change, and may be raised in the future by the exchanges and the FCMs. The CME has established position limits on the maximum number of contracts that may be held or controlled and accountability levels that if reached would allow the CME to exercise greater scrutiny and control over the Fund’s positions. [These positions are aggregated across all investment products managed by the Adviser.] In addition, an FCM may impose limits on the total amount of exposure to futures contracts the Fund may obtain through such FCM. Such requirements may limit the Fund’s ability to achieve its desired investment exposure and may require the Fund to liquidate its position when it otherwise would not do so. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected.

Bitcoin Reference Rate. The CME CF Bitcoin Reference Rate (“BRR”) is a daily reference rate of the U.S. Dollar price of one bitcoin, and serves as the underlying rate used to determine the final settlement of CME-traded Bitcoin Futures contracts. The BRR was introduced on November 14, 2016 to provide market participants with a reliable credible source for the price of bitcoin and intended to facilitate the creation of financial products based on bitcoin.

The BRR is calculated by the aggregation of executed trade flow of major bitcoin spot exchanges during a specific one-hour calculation window. All relevant transactions are added to a joint list, recording the trade price and size for each transaction. This one-hour window is then partitioned into twelve, five-minute intervals. For each partition, the volume-weighted median trade price is calculated from the trade prices and sizes of all relevant transactions, i.e. across all constituent exchanges. The BRR is then given by the equally-weighted average of the volume-weighted medians of all partitions. Calculation rules are geared toward a maximum of transparency and replicability in the underlying spot markets.

Cayman Subsidiary. The Fund will invest in certain Bitcoin Futures through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Cayman Subsidiary”). The Cayman Subsidiary is a limited company operating under Cayman Islands law. It is wholly-owned and controlled by the Fund and is advised by the Adviser. The Cayman Subsidiary is sub-advised by 21Shares and ARK serves as the sub-subadviser to the Fund. The Fund’s investment in the Cayman Subsidiary is expected to provide the Fund with exposure to bitcoin within the limits of the federal tax laws, which may limit the ability of investment companies like the Fund to invest directly in such instruments. The Cayman Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions, except that unlike the Fund, it may invest without limit in Bitcoin Futures. The Fund’s investment in the Cayman Subsidiary will generally not exceed 25% of the value of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Fund may, however, exceed this amount from time to time if the Adviser believes doing so is in the best interest of the Fund, such as to help the Fund achieve its investment objective or manage the tax efficiency of the Fund. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the Cayman Subsidiary. Because the Fund may invest a substantial portion of its assets in the Cayman Subsidiary, which may hold certain of the investments described in the Prospectus and this SAI, the Fund may be considered to be investing indirectly in those investments through the Cayman Subsidiary. Therefore, except as otherwise noted, for purposes of this disclosure, references to the Fund’s investments strategies and risks include those of the Cayman Subsidiary.

The Cayman Subsidiary is not registered under the Investment Company Act and is not directly subject to its investor protections, except as noted in the Prospectus or this SAI. However, the Cayman Subsidiary is wholly-owned and controlled by the Fund and is advised by the Adviser. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Cayman Subsidiary, and the Fund’s role as the sole shareholder of the Cayman Subsidiary. The Cayman Subsidiary is sub-advised by 21Shares. In addition. the Cayman Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same service providers or with affiliates of the same service providers that provide those services to the Fund.

Changes in the laws of the United States (where the Fund is organized) and/or the Cayman Islands (where the Cayman Subsidiary is incorporated) could prevent the Fund and/or the Cayman Subsidiary from operating as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Cayman Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Cayman Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

The financial statements of the Cayman Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s annual and semi-annual reports.

Commodities Instruments. The Fund gains exposure to commodities instruments primarily through the Cayman Subsidiary. Additional information on the Cayman Subsidiary is set forth under “Cayman Subsidiary” above. Additional information regarding specific commodities instruments is set forth below.

The Fund may invest up to 25% of its total assets in the Cayman Subsidiary at each quarter end of the Fund’s taxable year, portions of which will be committed as “initial” and “variation” margin to secure the Cayman Subsidiary’s positions in commodities instruments. These assets are placed in accounts maintained by the Cayman Subsidiary at the Cayman Subsidiary’s clearing broker or FCM, and are held in cash or invested in U.S. Treasury bills and other direct or guaranteed debt obligations of the U.S. government maturing within less than one year at the time of investment.

In the event that the securities are not listed on a national securities exchange, the principal trading market for some may be in the OTC market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of the Fund to enter into one or more exchange-traded or OTC derivatives transactions.

Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Cayman Subsidiary. CFTC regulations require an investment adviser of a registered investment company to register with the CFTC as a “commodity pool operator” (“CPO”) if the investment company either markets itself as a vehicle for trading commodity interests or conducts more than a de minimis amount of speculative trading in commodity interests. Based on the Fund’s and the Cayman Subsidiary’s current investment strategies, the Fund and the Cayman Subsidiary are each a “commodity pool” [and the Adviser, which is currently registered with the CFTC as a CPO and a commodity trading advisor under the Commodity Exchange Act, as amended, is considered a CPO with respect to the Fund and the Cayman Subsidiary.] Accordingly, the Fund and the Adviser are subject to dual regulation by the CFTC and the SEC. Pursuant to certain CFTC regulations, the Fund and the Adviser have elected to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and reporting requirements. The CFTC could deem the Fund or the Adviser in violation of an applicable CFTC regulation if the Fund or the Adviser failed to comply with a related SEC regulatory requirement. In addition, the Fund and the Adviser will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations with respect to the Fund and the Cayman Subsidiary. Compliance with the CFTC regulations could increase the Fund’s expenses, adversely affecting the Fund’s total return. In addition, the CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity index-linked notes, commodity futures, options on commodity futures or swap transactions by investment companies, which could result in the inability of the Fund to achieve its investment objective through its current strategies.

The Fund and the Cayman Subsidiary may utilize futures contracts. The use of futures is subject to applicable regulations of the SEC, the several exchanges upon which they are traded, the CFTC and various state regulatory authorities.

Federal Income Tax Treatment of Investments in the Cayman Subsidiary. The Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a regulated investment company (“RIC”) under the Code. The Fund’s use of bitcoin can be limited by the Fund’s intention to qualify as a RIC and can bear on the Fund’s ability to so qualify. Income and gains from digital assets and digital asset-linked derivatives may not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. It is possible that bitcoin is treated as a “commodity” for U.S. federal income tax purposes. The IRS issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As a result, the Fund’s ability to invest directly in commodity-linked futures contracts or swaps or in certain exchange traded trusts that hold commodities as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments. In the past, the IRS issued private letter rulings to other taxpayers in which the IRS specifically concluded that that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked futures contracts or swaps. A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. The Fund has not obtained a ruling from the IRS with respect to its investments or its structure. The IRS is no longer issuing private letter rulings relating to the tax treatment of income generated by investments in a subsidiary. The IRS has issued regulations that generally treat a fund’s income inclusion with respect to an investment in a non-U.S. company generating investment income as qualifying income if there is a current-year distribution out of the earnings and profits of the non-U.S. company that are attributable to such income inclusion or if the income inclusion is derived with respect to the fund’s business of investing in stocks and securities. The Fund intends to treat its income from the Cayman Subsidiary as qualifying income without any such private letter ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so that a court would not sustain the IRS’s position. Furthermore, the tax treatment of the Fund’s investments in the Cayman Subsidiary may be adversely affected by future legislation, court decisions, future IRS guidance or Treasury regulations. If the IRS were to change its position or otherwise determine that income derived from the Fund’s investment in the Cayman Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation, court decisions, future IRS guidance or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which could result in difficulty in implementing its investment strategy. If the Fund did not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

The tax considerations above would apply to the Underlying ETF with respect to its investment in the Underlying ETF’s wholly-owned subsidiary.

Federal Income Tax Treatment of Futures Contracts and Certain Option Contracts. The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year any net unrealized gains and losses on certain futures contracts and option contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss if held directly by the Fund but if held by the Cayman Subsidiary as is expected such gains will be recognized as ordinary income by the Fund to the extent of the Cayman Subsidiary’s annual net earnings if any. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts or certain option contracts to the extent of any unrecognized gains on related positions held by the Fund.

In order for the Fund to continue to qualify for U.S. federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities.

The Fund distributes to shareholders annually any net income and net capital gains which have been recognized for U.S. federal income tax purposes.

Risks Associated with the Use of Derivatives

A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and certain other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market or may be cleared through a clearinghouse and traded on an exchange or swap execution facility. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities or assets on which the derivatives are based. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, commodity, asset, index, or reference rate.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Derivatives may be used for a variety of purposes, including—but not limited to—hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments. Derivatives may also be used for leveraging purposes, which may increase a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. There is no assurance that any derivatives strategy used by the Fund will succeed.

Also, a liquid market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. In addition, regulators and futures exchanges have established limits, referred to as position limits, on the maximum net long or net short positions that any person may hold or control, in particular derivatives contracts. Some contract positions, such as commodity futures contracts, may have to be liquidated at disadvantageous times or prices to avoid exceeding such position limits, which may adversely affect the Fund’s performance. The use of a derivative subjects the Fund to the risk of nonperformance by the counterparty (i.e., counterparty risk), potentially resulting in delayed or partial payment or even nonpayment of amounts due under the derivative contract.

Derivatives that have a leverage component, are subject to adverse changes in the value or level of the underlying asset, reference rate, or index, which can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

For some derivative transactions, the Fund will be subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if 21Shares does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund will bear the risk that 21Shares will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the underlying ETF. If 21Shares attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Many derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

On October 28, 2020, the SEC adopted Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”), which regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. Derivatives are defined by Rule 18f-4 to include short sales and forward contracts, such as to-be-announced transactions, as well as transactions traditionally characterized as derivatives, such as futures, options and swaps. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions “similar to” reverse repurchase transactions, which include certain securities lending transactions that provide leverage to the Portfolio.

Among other things, Rule 18f-4 treats those derivatives transactions that impose future payment or delivery obligations on the Fund as senior securities within the meaning of Section 18 of the 1940 Act. As a result, the Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that the Fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. The Fund will generally satisfy the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Fund’s own portfolio absent derivatives holdings, as determined by the Fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” If the Fund determines that the Relative VaR Test is not appropriate in light of its strategy, subject to specified conditions, the Fund may instead comply with the Absolute VaR Test. The Fund will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Fund’s net assets. In addition, among other requirements, Rule 18f-4 requires the Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Portfolio’s derivatives activities.

Regulatory Aspects of Investments in Futures. [The Adviser has registered as a CPO with the CFTC.] The Fund’s investments may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since a Fund is not a member of clearing houses and only clearing members can participate directly in the clearing house, a Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

Futures Margin Requirements. Upon entering into a futures contract, the Fund will be required to deposit with its FCM an amount of cash or cash equivalents equal to a small percentage of the contract’s value (these amounts are subject to change by the FCM or clearing house through which the trade is cleared). Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. A party to a futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Credit risk of market participants with respect to futures is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. An FCM is generally obligated to segregate all funds received from customers with respect to customer futures positions from the FCM’s proprietary assets. However, all funds and other property received by an FCM from its customers are generally held by the FCM on a commingled basis in an omnibus account, and the FCM may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s FCM, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the FCM’s customers for a relevant account class. Also, the FCM is required to transfer to the clearing house the amount of margin required by the clearing house for futures positions, which amounts are generally held in an omnibus account at the clearing house for all customers of the FCM. If an FCM does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM.

In addition, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. It is expected that these regulations will have a material impact on the Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between the Fund and its swap counterparties and may increase the amount of margin the Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate a Fund’s current margin process. They will also effectively require changes to typical derivatives margin documentation. Such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.

Position Limits and Accountability Levels. The CFTC and domestic exchanges have established speculative position limits (“position limits”) on the maximum speculative position which any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Advisor may be aggregated for this purpose. Although it is possible that the trading decisions of the Advisor may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits, the Advisor believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. In addition the domestic exchanges have established accountability levels (“accountability levels”) on futures contracts traded on U.S.-based Futures exchanges. The accountability levels establish a threshold above with the exchange may exercise greater scrutiny and control over the Fund’s positions.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

If the Fund is unable to obtain its target bitcoin exposure for reasons beyond its control, such as because the Fund is approaching or has exceeded position limits or accountability levels or because of liquidity or other constraints, the Adviser and 21Shares may determine that it is in the Fund’s best interest to invest in bitcoin-related companies. There can be no assurance that the returns of bitcoin-related companies will correspond, or be closely-related, to the performance of bitcoin or Bitcoin Futures. Bitcoin-related companies may be impacted by changes in technology, competition, loss or impairment of intellectual property rights, cyclical economic patterns, shifting consumer preferences, evolving industry standards, adverse effects of changes to a network’s or software’s protocols, a rapidly changing regulatory environment, and dependency on certain key personnel (including highly skilled financial services professionals and software engineers). Bitcoin-related companies may be particularly susceptible to operational and information security risks including those associated with hardware or software failures, interruptions, or delays in service by third party vendors, and security breaches. Certain bitcoin-related companies may be subject to the risks associated with investing directly in digital assets, including cryptocurrencies and crypto tokens.

Repurchase and Reverse Repurchase Agreements

The Fund may enter into repurchase and reverse repurchase agreements with banks and broker-dealers. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement.

A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage, including increased volatility. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. Reverse repurchase agreements also create Fund expenses and require that the Fund have sufficient cash available to purchase the debt obligations when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligations to repurchase the securities. Reverse repurchase agreements are a form of leverage which also may increase the volatility of the Fund.

Market Risk

The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. As global systems, economies and financial markets are increasingly interconnected, events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Cash Items

The Fund may invest a portion of its assets in cash or cash items for investment purposes or to maintain liquid assets required in connection with some of the Fund’s investments. These cash items and other high quality debt securities may include short-term money market instruments, U.S. government securities, floating and variable rate notes, commercial paper, certificates of deposit, time deposits, bankers’ acceptances or repurchase agreements, other short-term liquid instruments secured by U.S. government securities and investment companies that invest primarily in such instruments. The Fund may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country.

U.S. Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies or instrumentalities. Different kinds of U.S. government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the U.S. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of credit.

As with other fixed income securities, U.S. government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities may fall during times of rising interest rates. Yields on U.S. government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if immediately after the acquisition, such securities would comprise more than 15% of the value of the Fund’s net assets. Determinations of liquidity are made pursuant to guidelines contained in the liquidity risk management program of the Trust applicable to the Fund. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. In making such liquidity determinations it primarily takes into account the average daily volume of trades. In addition, it may take into account a number of other factors in reaching liquidity decisions, including but not limited to: (1) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (2) the willingness of dealers to undertake to make a market in the security; and (3) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In connection with the implementation of the SEC’s new liquidity risk management rule and the liquidity risk management program of the Trust applicable to the Fund, the term “illiquid security” is defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act or other exemptions, the Adviser may determine that the securities are liquid.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Investments in Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent permitted by the Investment Company Act, SEC rules thereunder and exemptions thereto. The market price for ETF shares may be higher or lower than, respectively, the ETF’s NAV. Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. As a result, investments by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if the Fund were to invest directly in the securities underlying the ETF.

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the Investment Company Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate (i) more than 3% of the total outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) securities issued by the acquired company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. The Fund may invest in the securities of other investment companies beyond these limits if, for example, the Fund is part of a “master-feeder” structure or operates as a fund of funds in compliance with Section 12(d)(1)(E), (F) and (G) and the rules thereunder or Rule 12d1-4. Section 12(d)(1)(B) prohibits another investment company from selling its shares to the Fund if, after the sale (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.

For purposes of the Investment Company Act, Shares are issued by a registered investment company and purchases of such Shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Act are subject to the restrictions set forth in Section 12(d)(1) of the Act, except as permitted by an exemptive order of the SEC or rule promulgated under the Act.

Portfolio Turnover

Because the Fund has not yet commenced operations, it does not have a portfolio turnover rate to provide.

Cybersecurity Risk

The Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

MANAGEMENT OF THE FUND

Trustees and Officers

The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser, 21Shares, and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Board is comprised of four Trustees. One Trustee and certain of the officers of the Trust are directors, officers or employees of the Adviser. The other Trustees (the “Independent Trustees”) are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act) of the Trust. The fund complex includes all funds advised by the Adviser (“Fund Complex”).

The Trustees, their age, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. The officers, their age, term of office and length of time served and their principal business occupations during the past five years are shown below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o EA Series Trust, 19 East Eagle Road, Havertown, PA 19083.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Daniel Dorn Born: 1975	Trustee	Since 2014	Associate Professor of Finance, Drexel University, LeBow College of Business (2003 – present).	[ ]	None
Michael S. Pagano, Ph.D., CFA® Born: 1962	Trustee	Since 2014	The Robert J. and Mary Ellen Darretta Endowed Chair in Finance, Villanova University (1999 – present); Co-Editor of The Financial Review (2023 – present); Founder, Michael S. Pagano, LLC (business consulting firm) (2008 – present).	[ ]	Citadel Federal Credit Union (pro bono service for non-profit)
Chukwuemeka (Emeka) O. Oguh Born: 1983	Trustee	Since 2018	Co-founder and CEO, PeopleJoy (2016 – present).	[ ]	None
Interested Trustee*
Wesley R. Gray, Ph.D. Born: 1980	Chairman and Trustee	Since 2014; President 2014–2023	Founder and Executive Managing Member, EA Advisers (2013 – present); Founder and Executive Managing Member, Empirical Finance, LLC d/b/a Alpha Architect (2010 – present).	[ ]	None

*	Dr. Gray is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.

Officers

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Patrick R. Cleary Born: 1982	President and Chief Executive Officer; Secretary	Since 2023; Since 2015	Chief Operating Officer and Managing Member, Alpha Architect, LLC (2014 – present); Chief Executive Officer of EA Advisers (2021 – present).
Sean Hegarty Born: 1993	Treasurer, Chief Financial Officer, Comptroller; Assistant Treasurer	Since 2023; 2022-2023	Chief Operating Officer, EA Advisers (2022 – present); Assistant Vice President – Fund Administration, U.S. Bank Global Fund Services (2018 – 2022); Staff Accountant, Cohen & Company (2015 – 2018).
Jessica Leighty Born: 1981	Chief Compliance Officer	Since 2022	Chief Compliance Officer Alpha Architect (2021 – present); Chief Compliance Officer, Snow Capital (2015 – 2021).
Brian Massaro Born: 1997	Assistant Treasurer	Since 2023	Chief Data Officer, EA Advisers (2023 – present); Assistant Operating Officer, EA Advisers (2022 – present); Mutual Funds Administrator, U.S. Bank Global Fund Services (2019 – 2022).

Trustee Qualifications

Information on the Trust’s Trustees and Officers appears above including information on the business activities of Trustees during the past five years. In addition to personal qualities, such as integrity, the role of an effective Trustee inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his duties and fiduciary obligations. The Board believes that the specific background of each Trustee evidences such ability and is appropriate to his serving on the Board. As indicated, Dr. Dorn holds an academic position in the area of finance. Dr. Pagano holds an academic position in the area of finance. Dr. Gray is the Founder and Executive Managing Member of the Adviser and Empirical Finance, LLC d/b/a Alpha Architect. Mr. Oguh is a financial technology entrepreneur, business executive and former mutual fund / ETF analyst.

Board Structure

Dr. Gray is considered to be an Interested Trustee and serves as Chairman of the Board. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and, if present, meetings of the Independent Trustees; and, serving as a liaison between the other Trustees, Trust officers, management personnel and counsel.

The Board believes that having an interested Chairman, who is familiar with the Adviser and its operations, while also having three-fourths of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority. The Board has not appointed a lead Independent Trustee at this time. The Board does not believe that an independent Chairman or lead Independent Trustee would enhance the Board’s effectiveness, as the relatively small size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees have effective control over the Board’s agenda because they form more than a majority of the Board and can request presentations and agenda topics at Board meetings.

The Board intends to hold four regularly scheduled meetings each year, at least two of which shall be in person (or during the current Covid pandemic, via video conference). The Board may also hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees meet separately at each regularly scheduled in-person meeting of the Board; during a portion of each such separate meeting management is not present. The Independent Trustees may also hold special meetings, as needed, either in person or by telephone, or virtually (if permitted).

The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees is appropriate under the circumstances. Based on such self-assessment, among other things, the Board will consider whether its current structure is appropriate. As part of this self-assessment, the Board will consider several factors, including the number of funds overseen by the Board, their investment objectives, and the responsibilities entrusted to the Adviser and other service providers with respect to the oversight of the day-to-day operations of the Trust and the Fund Complex.

The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser, 21Shares, ARK, and the Trust’s other service providers. As part of its oversight function, the Board monitors each of the Adviser’s, 21Shares’s, and ARK’s risk management, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation reports and internal controls reports. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, 21Shares, ARK, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.

Committees

The Board currently has two standing committees: an Audit Committee and a Nominating Committee. Each Independent Trustee serves on each of these committees.

The purposes of the Audit Committee are to: (1) oversee generally the Fund Complex’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity and objectivity of the Fund Complex’s financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Fund Complex’s accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. For the fiscal year ended [], the Audit Committee met [   ] times.

The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (“Interested Persons”) of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are Interested Persons of the Trust; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted. The Committee will generally not consider potential candidates for nomination identified by shareholders. For the fiscal year ended [], the Nominating Committee did not meet as there were no Board vacancies.

Compensation of Trustees

The Trust’s officers and any interested Trustees receive no compensation directly from the Trust.

The Independent Trustees determine the amount of compensation that they receive. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other registered investment company complexes of comparable size.

Independent Trustees are paid an annual retainer of $2,000 per Fund for their services, including attendance at meetings of the Board. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. In addition, each Independent Trustee is entitled to reimbursement for reasonable travel and other out-of-pocket expenses up to $3,000 per calendar year for educational resources, including attending educational programs to stay informed about industry and regulatory developments. The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The table shows the compensation paid to Trustees for the fiscal year ended [] by the Fund Complex.*

	Compensation	Compensation Deferred	Total Compensation from the Fund Complex Paid to Trustee
Independent Trustees
Emeka O. Oguh	$[ ]	$0	$[ ]
Daniel Dorn	$[ ]	$0	$[ ]
Michael S. Pagano	$[ ]	$0	$[ ]
Interested Trustee
Wesley R. Gray**	$0	$0	$0

*	The Adviser, and not the Fund, is responsible for compensating the Trustees.
**	Dr. Gray is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.

Equity Ownership of Trustees

The following table sets forth the name and dollar range of equity securities of the Fund owned by Trustees as of December 31, 2022 (the Fund had not yet commenced operations).

Dollar Range of Equity Securities Owned
	ARK 21Shares Active Bitcoin Futures ETF	Aggregate Dollar Range of Shares (All Funds in the Complex)
Independent Trustees
Emeka O. Oguh	N/A	$1 - $10,000
Daniel Dorn	N/A	$10,001 - $50,000
Michael S. Pagano	N/A	$50,001 - $100,000
Interested Trustee
Wesley R. Gray	N/A	Over $100,000

As of the date of this SAI, the Fund had not commenced operations. Therefore, none of the Independent Trustees or their immediate family members beneficially owned any securities in the Fund. Further, as of December 31, 2022, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser, investment sub-adviser, or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, investment sub-adviser, or principal underwriter of the Trust.

Codes of Ethics

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. In addition, each of the Adviser, 21Shares, and ARK has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings (“IPOs”). Under each Code of Ethics, the personnel of the Adviser and 21Shares, respectively, are permitted to invest in the same securities as held by the Fund. However, the trading of such investments are subject to blackout periods. Copies of the Codes of Ethics are on file with the SEC, and are available to the public.

Proxy Voting

The Board has delegated to the Adviser the responsibility to vote proxies related to the securities held in the Fund’s portfolios. Under this authority, the Adviser is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Trust will annually disclose its complete proxy voting record for the year ended June 30 on Form N-PX. The Trust’s most recent Form N-PX is available without charge, upon request, by calling (215) 882-9983. The Trust’s Form N-PX also is available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Adviser owns all of the initial Shares issued by the Fund prior to the commencement of investment operations and the public launch of the Fund. The Fund had not commenced operations as of the date of this SAI.

Management ownership

The Fund had not commenced operations as of the date of this SAI.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Advisory Agreement

Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser a fee at an annualized rate, which is calculated daily and paid monthly, based on its average daily net assets, set forth in the table below:

Fund	Advisory Fee
ARK 21Shares Active On-Chain Bitcoin Strategy ETF	[ ]%

The Adviser, in turn, compensates 21Shares from the management fee the Adviser receives.

The Adviser has begun managing the Fund as of the date of this SAI and therefore, the Fund has not paid management fees to the Adviser as of the date of this SAI.

The Adviser selects any sub-advisers, oversees each sub-adviser’s management of the Funds, provides various other administrative services and supervises the overall daily affairs of the Funds, subject to the general supervision and control of the Board. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is a limited liability company organized under the laws of Pennsylvania. The address of the Adviser is 19 East Eagle Road, Havertown, PA 19083. The Adviser is wholly owned by Alpha Architect LLC. The Adviser was founded in October 2013 and provides investment advisory services to registered investment companies.

The following table summarizes the affiliated persons of the Fund that are also affiliated persons of the Adviser.

NAME	AFFILIATION WITH FUNDS	AFFILIATION WITH ADVISER
Wesley R. Gray, PhD	Trustee	Executive Managing Member
Patrick R. Cleary	President, Chief Executive Officer and Secretary	Chief Executive Officer
Sean Hegarty	Treasurer, Chief Financial Officer and Comptroller	Chief Operating Officer
Jessica Leighty	Chief Compliance Officer	Chief Compliance Officer
Brian Massaro	Assistant Treasurer	Chief Data Officer

Under the Advisory Agreement, the Adviser bears all of the costs of the Fund, except for the fee payment under the Advisory Agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan (the “Plan”), Acquired Fund Fees and Expenses, brokerage expenses (except that the Adviser will pay any net account or similar fees charged by futures commission merchants), taxes (including tax-related services), interest (including borrowing costs, except that the Adviser will pay net interest expenses incurred in connection with investments in reverse repurchase agreements), litigation expense (including class action-related services), and other non-routine or extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

The Advisory Agreement with respect to the Fund will remain in effect for an initial term of two years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the vote of the Trustees or by a vote of a majority of the shareholders of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or Interested Persons of any person thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice, and that it shall be automatically terminated if it is assigned.

The Fund has not commenced operations as if the date of this SAI and therefore does not have any information regarding management fees paid to report as of the date of this SAI.

Investment Sub-Adviser and Investment Sub-Subadviser

The Trust, on behalf of the Fund, and the Adviser have retained 21Shares US LLC, 477 Madison Ave, 6th Floor New York, NY 10002, to serve as sub-adviser for the Fund. Subject to the supervision and oversight of the Adviser and the Board, and pursuant to a Sub-Advisory Agreement between the Adviser and 21Shares (the “Sub-Advisory Agreement”) 21Shares, is responsible for selecting the investments for the Fund in accordance with the investment objective, policies and limitations of the Fund. 21Shares is not responsible for selecting broker-dealers or placing the Fund’s trades. Rather, 21Shares constructs the overall portfolio and provides trading instructions to the Adviser and, in turn, the Adviser is responsible for selecting broker-dealers and placing the Fund’s trades.

For the services it provides to the Fund, 21Shares is entitled to receive a management fee, which is calculated daily and payable monthly, at an annual rate based on the Fund’s average daily net assets multiplied by the sub-advisory fee of [  ] basis points. The payment of a management fee by the Adviser to 21Shares subject to the terms of the Fund sponsorship agreement described below. 21Shares will be registered as a commodity trading advisor (“CTA”) with the CFTC.

ARK Investment Management LLC (“ARK”), an investment adviser registered with the SEC, serves as investment sub-subadviser to the Fund pursuant to an investment sub-subadvisory agreement between ARK and 21Shares (the “Sub-Subadvisory Agreement”). ARK is organized as a limited liability company with its principal offices located at 200 Central Ave., Suite 220, St. Petersburg, Florida 33701, and was founded in 2013. ARK provides investment research, advice and trade recommendations to 21Shares with respect to the Fund. For its services, ARK receives a portion of the sub-advisory fee that the Adviser pays to 21Shares as described above.

The Sub-Advisory Agreement and Sub-Subadvisory Agreement were approved by the Trustees (including [all] the Independent Trustees) and holders of a majority of the outstanding Shares, in compliance with the Investment Company Act. The Sub-Advisory Agreement and Sub-Subadvisory Agreement will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement and Sub-Subadvisory Agreement are renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person (or virtually if then-permitted) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by vote of a majority of the Board or, with respect to the Fund, by a majority of the outstanding Shares of the Fund, or by the Adviser, upon 60 days’ written notice to 21Shares, or by 21Shares on 90 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that 21Shares shall not be protected against any liability to the Trust or its shareholders by reason of wilful misfeasance, fraud, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

[The following table summarizes the affiliated persons of the Fund that are also affiliated persons of 21Shares or ARK.]

NAME	AFFILIATION WITH FUNDS	AFFILIATION WITH SUB-ADVISER OR SUB-SUBADVISER
[ ]	[Portfolio Manager]	[Portfolio Manager]

The Fund is new and the Adviser and has not paid management fees to 21Shares as of the date of this SAI.

Sponsor

The Adviser has entered into a fund sponsorship agreement with 21Shares, under which 21Shares assumes the Adviser’s obligation to pay some of the Fund’s expenses, including its own sub-advisory fee. Although 21Shares has agreed to be responsible for paying some of the Fund’s expenses, the Adviser retains the ultimate obligation to the Fund to pay them. 21Shares will also provide marketing support for the Fund, including preparing marketing materials related to the Fund. For these services and payments, 21Shares is entitled to share in the potential profits generated by the management and operation of the Fund.

Custodian

U.S. Bank National Association (the “Custodian”), located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as the Custodian of the Fund’s assets. The Custodian has agreed to: (1) make receipts and disbursements of money on behalf of the Fund, (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments and (3) make periodic reports to the Fund concerning the Fund’s operations. The Custodian does not exercise any supervisory function over the purchase and sale of securities. As compensation for these services, the Custodian receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

Administrator, Fund Accountant and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (the “Administrator” or “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, WI 53202, serves as Administrator and Fund Accountant to the Fund. The Administrator provides the Fund with all required general administrative services, including, without limitation, clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, updates to registration statements, and all other materials required to be filed or furnished by the Fund under federal and state securities laws. As compensation for these services, the Administrator receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

U.S. Bancorp Fund Services, LLC also serves as the Transfer Agent of the Fund’s assets. The Transfer Agent has agreed to: (1) issue and redeem shares of the Fund in Creation Units, (2) make dividend and other distributions to shareholders of the Fund, (3) maintain shareholder accounts and (4) make periodic reports to the Fund. As compensation for these services, the Transfer Agent receives certain out-of-pocket costs and transaction fees which are accrued daily and paid monthly by the Adviser from its fees.

The Fund has not commenced operations as if the date of this SAI and therefore does not have any information regarding fees paid to the Administrator to report as of the date of this SAI.

PORTFOLIO MANAGERS

The following table shows the number of other accounts managed by the portfolio managers and the reporting information is provided as of [September 30, 2023]:

The following information is applicable to Ophelia Snyder:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (millions)
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

The Fund had not commenced operations as of the date of this SAI, so the Portfolio Managers did not have any equity ownership in the Fund as of [    ].

Potential Conflicts of Interest

A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his/her management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.

21Shares – Portfolio Manager

[Ms. Snyder manages the Fund and does not advise other accounts in an official capacity. Nevertheless, Ms. Snyder does have access to other accounts, including European exchange traded products and globally available tokens specializing in cryptocurrencies. Certain accounts may have similar investment objectives as the Fund. In addition, 21Shares and affiliates under common control with 21Shares may directly hold cryptocurrencies as corporate assets for commercial purposes. Nevertheless, 21Shares has established policies and procedures that are reasonably designed to ensure that Ms. Snyder’s recommendations for Fund purchases and sales of securities are made without notification to affiliated persons or entities. Finally, 21Shares and affiliates have established firewalls and safeguards reasonably designed to ensure the Fund is not disadvantaged.]

There can be no assurance that the foregoing policies and procedures will be effective, however.

Compensation

21Shares – Portfolio Manager

Ms. Snyder’s compensation is fixed.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage Transactions

Portfolio changes will generally be implemented through in-kind transactions and/or cash transactions (including a Cash Component or Cash Redemption Amount as applicable) for Creation Units. In connection with an in-kind component, the Adviser may nonetheless execute brokerage transactions for the Fund and the Fund may incur brokerage commissions, particularly during the early stages of the Fund’s development or in the case of transactions involving realized losses. In connection with the cash component (or with an all-cash transaction), the Adviser will execute brokerage transactions for the Fund in connection with portfolio changes. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark-up or reflect a dealer’s mark-down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The Fund has not commenced operations as if the date of this SAI and therefore does not have any information to report regarding brokerage commissions it has paid.

Brokerage Selection

The Trust does not expect to use one particular broker-dealer to effect the Trust’s portfolio transactions. When one or more broker-dealers is believed capable of providing the best combination of price and execution, the Adviser may not select a broker-dealer based on the lowest commission rate available for a particular transaction. The Adviser does not currently use soft dollars.

Brokerage with Fund Affiliates

Although not expected, the Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, 21Shares or the Distributor for a commission in conformity with the Investment Company Act, the 1934 Act and rules promulgated by the SEC. Under the Investment Company Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those who are not “interested persons” of the Fund, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

Securities of “Regular Broker-Dealers”

The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the Investment Company Act) that the Fund may hold at the close of its most recent fiscal year. “Regular brokers and dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

The Fund has not commenced operations as of the date of this SAI and therefore it did not hold any securities of “regular broker dealers.”

THE DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), located at 111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202, serves as the Distributor for the Fund.

Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Transactions in Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

The Board has adopted the Plan pursuant to Rule 12b-1 under the Investment Company Act. In accordance with its Plan, the Fund is authorized to pay an amount of 0.25% of its average daily net assets each year for certain distribution-related activities. The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. No fees are currently paid by any Fund under the Plan. In the event such fees were to be charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis. If fees were charged under each Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan will remain in effect for a period of one year and is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees, and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Plan (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by the Fund unless such amendment is approved by an Investment Company Act majority vote of the outstanding shares and by the Fund Trustees in the manner described above. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by an Investment Company Act majority vote of the outstanding shares.

ACCOUNTING AND LEGAL SERVICE PROVIDERS

Independent Registered Public Accounting Firm

[_____________], serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Legal Counsel

Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust.

ADDITIONAL INFORMATION CONCERNING SHARES

The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on October 11, 2013 and has authorized capital of an unlimited number of Shares of beneficial interest of no par value that may be issued in more than one class or series. Currently, the Trust consists of multiple series, including the Fund discussed in this SAI. The Board may designate additional series and classify Shares of a particular series into one or more classes of that series.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders if the Investment Company Act does not require such a meeting, which it does not. Generally, there will not be annual meetings of Trust shareholders, but if requested in writing by shareholders of at least 25% of the outstanding Shares of the Trust, the Trust will call a meeting of shareholders. Shareholders holding two-thirds of Shares outstanding of the Trust may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares are freely transferable. Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights. The Trust’s Agreement and Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Fund may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits that would have no effect on the NAV of the Fund.

The Trust’s Agreement and Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust that are binding only on the assets and property of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Fund’s property for all loss and expense of the Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC acts as Securities Depository for Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Transactions in Creation Units

The Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will not issue fractional Creation Units.

A Creation Unit is an aggregation of Shares. The Board may declare a split or a consolidation in the number of Shares outstanding of the Fund or Trust, and make a corresponding change in the number of Shares in a Creation Unit.

To purchase or redeem any Creation Units from the Fund, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the NSCC or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.”

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Purchasing Creation Units

Fund Deposit. The consideration for a Creation Unit of the Fund is the Fund Deposit. The Fund Deposit will normally consist of an In-Kind Creation Basket and a Cash Component or an all cash payment (“Cash Value”), as determined by the Adviser to be in the best interest of the Fund.

If In-Kind Creation Baskets are accepted, the Cash Component will typically include a “Balancing Amount” reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Creation Basket. If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket, the purchaser pays the Balancing Amount to the Fund. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Creation Basket, the Fund pays the Balancing Amount to the purchaser. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit.

In addition, each Business Day a portfolio composition file is publicly disseminated prior to the opening of the Exchange via the NSCC. If applicable, the Transfer Agent, through the NSCC, also makes available on each Business Day, the estimated Cash Component or Cash Value, effective through and including the previous Business Day, per Creation Unit.

The announced Fund Deposit may be accepted, subject to any adjustments as described below, for purchases of Creation Units of the Fund until such time as the next-announced Fund Deposit is made available. From day to day, the composition of the In-Kind Creation Basket may change as, among other things, corporate actions and investment decisions by the Adviser are implemented for the Fund’s portfolio. All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility and acceptance for deposit of any securities shall be determined by the Fund, and the Fund’s determination shall be final and binding. The Fund reserves the right to accept a nonconforming (i.e., custom) Fund Deposit.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Cash and Cash in lieu. The Fund will accept the Cash Value in exchange for a Creation Unit of the Fund. Additionally, if In-Kind Creation Baskets are accepted, the Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash in lieu”) to be added to the Cash Component to replace any security in the In-Kind Creation Basket. The Fund may permit or require cash in lieu when, for example, the securities in the In-Kind Creation Basket may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more securities in the In-Kind Creation Basket. The Fund will comply with the federal securities laws in accepting securities in the In-Kind Creation Basket, including the securities in the In-Kind Creation Basket that are sold in transactions that would be exempt from registration under the 1933 Act.

Order Cut-Off Time. For an order involving a Creation Unit to be effectuated at the Fund’s NAV on a particular day, it must be received by the Distributor by or before the deadline for such order (“Order Cut-Off Time”). The Business Day following the day on which such an order is submitted to purchase Creation Units of such Funds is referred to as the “Order Placement Date.”

The Order Cut-Off Time for orders to purchase Creation Units for Fund is 3:00 p.m. Eastern time.

Accordingly, Creation and Redemption orders are expected to be accepted until the close of regular trading on the Exchange on each Business Day, which is usually 3:00 p.m., Eastern time. On days when the Exchange or bond markets close earlier than normal (such as the day before a holiday), the Order Cut-Off Time is expected to track the Exchange closing and be similarly earlier than normal.

Custom orders typically clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day’s NAV. A custom order may be placed when, for example, an Authorized Participant cannot transact in a security in the In-Kind Creation or Redemption Basket and additional cash is included in a Fund Deposit or Fund Redemption in lieu of such security. Custom orders may be required to be received by the Distributor by 3:00 p.m., Eastern time to be effectuated based on the Fund’s NAV on that Business Day.

In all cases, cash and securities should be transferred to the Fund by the “Settlement Date,” which, unless extended as noted below, is generally the Business Day immediately following the Transmittal Date. The Settlement Date may be extended to two Business Days following the Transmittal Date if deemed to be in the best interests of the Fund and its shareholders by the Adviser. Persons placing custom orders or orders involving Cash Value should be aware of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may delay the delivery of cash and securities by the Settlement Date.

Placement of Creation Orders. All purchase orders must be placed by or through an Authorized Participant. To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor. In-kind (portions of) purchase orders will be processed through the Clearing Process when it is available. The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC Participants that are also participants in the Clearing Process of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Fund Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. Certain orders for the Fund may be made outside the Clearing Process. In-kind deposits of securities for such orders must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Orders Using Clearing Process. In connection with creation orders made through the Clearing Process, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Business Day the order is placed (“Transmittal Date”) if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. Cash will be delivered using either the Clearing Process or the Federal Reserve System, as described below.

Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and/or cash directly through DTC. With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the securities in the Fund Deposit through DTC to the relevant Trust account by 11:00 a.m., Eastern time (the “DTC Cut-Off Time”) on the Business Day immediately following the Transmittal Date. The amount of cash equal to the Cash Value or, if applicable, Cash Component, along with any cash in lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date. The delivery of corporate securities through DTC must occur by 3:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date. The delivery of government securities through the Federal Reserve System must occur by 3:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date.

An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. If the Custodian does not receive the Fund Deposit by the DTC Cut-Off Time and the applicable Transaction Fee by the appointed time, such order may be canceled. Upon written notice to the Distributor, a canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the published In-Kind Creation Basket and Cash Component or Cash Value. Generally, the delivery of Creation Units so created will generally occur no later than the second Business Day following the day on which the order is deemed received by the Distributor. The Settlement Date may be extended to two Business Days following the Transmittal Date if deemed to be in the best interests of the Fund and its shareholders by the Adviser. Authorized Participants that submit a canceled order will be liable to the Fund for any losses resulting therefrom.

Orders involving foreign securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver the Fund Deposit (or cash in lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The Authorized Participant must also make available on or before the Settlement, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee.

While, as stated above, Creation Units are generally delivered the following Business Day, and generally no later than the second Business Day following the day on which the order is deemed received by the Distributor, except the Fund may settle Creation Unit transactions on a basis other than the one described above in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of the Fund; (iii) the securities delivered do not conform to the In-Kind Creation Basket for the relevant date; (iv) acceptance of the Fund Deposit would have adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust, the Fund or the Adviser, have an adverse effect on the Trust, the Fund or the rights of beneficial owners; or (vii) in the event that circumstances that are outside the control of the Trust, Custodian, Distributor and Adviser make it practically impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit. Once the Fund has accepted a creation order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the Fund Deposit, along with any cash in lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than the second Business Day following the Transmittal Date for securities.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign securities, when the applicable local sub-custodian(s) has confirmed to the Custodian that the Fund Deposit has been delivered to the Fund’s account at the applicable sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit.

Creation Units may be created in advance of receipt by the Trust of all or a portion of an applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least 105% of the market value, as adjusted from time to time by the Adviser, of the Fund Deposit securities not delivered (“Additional Cash Deposit”). Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed. The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to 3:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by the DTC Cut-Off Time the following Business Day. If the order is not placed in proper form by 3:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by the DTC Cut-Off Time the next Business Day, then the order will be canceled or deemed unreceived and the Authorized Participant effectuating such transaction will be liable to the Fund for any losses resulting therefrom.

To the extent securities in the In-Kind Fund Deposit remain undelivered, pending delivery of such securities additional cash will be required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit equal to at least 105% (as adjusted by the Adviser) of the daily marked-to-market value of the missing securities. To the extent that either such securities are still not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or Authorized Participant that such a payment is required, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction will be liable to the Fund for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust. The delivery of Creation Units so created will generally occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Transaction Fees

Authorized Participants may be required to pay a Transaction Fee as set forth in the table below to compensate the Trust or its custodian for costs incurred in connection with creation and redemption transactions (“Transaction Costs”):

Fund	Standard Transaction Fee	Variable Charge
ARK 21Shares Active On-Chain Bitcoin Strategy ETF	[$ 300*]	[Up to 2.00%]

*	The Transaction Fee may be higher for transactions outside the Clearing Process. In addition, one half of the Transaction Fee may be waived in conjunction with rebalancing transactions.

The Standard Transaction Fee, which is payable to the Trust’s custodian, typically applies to in-kind purchases of the Fund effected through the Clearing Process on any Business Day, regardless of the number of Creation Units purchased or redeemed that day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time). A Transaction Fee of up to four times the standard fee may apply to creation and redemption transactions that occur outside the Clearing Process. As shown in the table above, certain Fund Deposits consisting of cash-in-lieu or Cash Value may be subject to a variable charge, which is payable to the Fund, of up to [2.00%] of the value of the order in addition to the standard Transaction Fee. The Standard Transaction Fee may be waived on certain orders if the Trust’s custodian has determined to waive the Transaction Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. The Fund may determine to waive the variable charge on certain orders when such waiver is determined to be in the best interests of Fund shareholders, e.g., for cash creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

The Fund may adjust the Transaction Fee from time to time. The Standard Transaction Fee is based, in part, on the number of holdings in the Fund’s portfolio and may be adjusted on a quarterly basis if the number of holdings change. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation (and Redemption) Baskets to (and from) the account of the Trust. Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee by such intermediary for such services.

Redeeming Creation Units

Fund Redemptions. Fund Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The redemption proceeds for a Creation Unit will generally consist of an In-Kind Redemption Basket and a Cash Redemption Amount or an all cash payment (“Cash Value”) in the Fund’s discretion, in all instances equal to the value of a Creation Unit.

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

If the Fund makes an In-Kind Redemption, the Cash Redemption Amount will typically include a Balancing Amount, reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Redemption Basket. If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Redemption Basket, the Fund pays the Balancing Amount to the redeeming investor. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Redemption Basket, the redeeming investor pays the Balancing Amount to the Fund.

The composition of the In-Kind Redemption Basket will normally be the same as the composition of the In-Kind Creation Basket. Otherwise, the In-Kind Redemption Basket will be made available by the Adviser or Transfer Agent.

Creation Units may be redeemed solely in cash in an amount equal to the NAV of a Creation Unit, which amount is referred to as the Cash Value. Such redemptions for the Fund may be subject to a variable charge, as explained above. If applicable, information about the Cash Value will be made available by the Adviser or Transfer Agent.

From day to day, the composition of the published In-Kind Redemption Basket may change as, among other things, corporate actions are implemented for the Fund’s portfolio. All questions as to the composition of the In-Kind Redemption Basket and the validity, form, eligibility and acceptance for deposit of any securities shall be determined by the Fund, and the Fund’s determination shall be final and binding.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Cash in lieu. If the Fund makes an In-Kind Redemption, the Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash in lieu”) to be added to the Cash Redemption Amount to replace any security in the In-Kind Redemption Basket. The Fund may permit or require cash in lieu when, for example, the securities in the In-Kind Redemption Basket may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more securities in the In-Kind Redemption Basket. The Fund will comply with the federal securities laws in satisfying redemptions with the applicable In-Kind Redemption Basket, including the securities in the In-Kind Redemption Basket that are sold in transactions that would be exempt from registration under the 1933 Act.

Placement of Redemption Orders. Redemptions must be placed to the Transfer Agent through the Distributor. In addition, redemption orders must be processed either through the DTC process or the Clearing Process. To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption order to the Distributor.

An Authorized Participant submitting a redemption order is deemed to represent to the Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Fund. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification report, does not provide sufficient verification of the requested representations, the redemption order will not be considered to be in proper form and may be rejected by the Fund.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Order Cut-Off Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Orders deemed received will be effectuated based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Order Cut-Off Time will be deemed received on the next Business Day and will be effected at the NAV next determined on such next Business Day. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash will be delivered using either the Clearing Process or the Federal Reserve System. The applicable Fund Redemption will be transferred to the investor by the second NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Order Cut-Off Time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date and (b) the Cash Redemption Amount by 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the Fund Redemption owed to the redeeming party by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

Orders involving foreign securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption order, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf it is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the securities are customarily traded and to which such securities (and any cash in lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

The calculation of the value of the Fund Redemption to be delivered/received upon redemption will be made by the Custodian computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant or an Authorized Participant with the ability to transact through the Federal Reserve System, as applicable, not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Redemption to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either: (i) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Redemption to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the Fund are delivered through DTC to the Custodian by 11:00 a.m., Eastern time, the following Business Day pursuant to a properly submitted redemption order.

To the extent the Trust redeems Shares in cash, the redeeming beneficial owner will be required to receive its redemption proceeds in cash. The investor will receive the Cash Value which is equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a Transaction Fee, including a variable charge, if applicable, as described above).

The Fund may also provide a shareholder a portfolio of securities that differs from the composition of the In-Kind Redemption Basket, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for the In-Kind Redemption Basket will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific securities in the In-Kind Redemption Basket upon redemptions or could not do so without first registering the securities in the In-Kind Redemption Basket under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the In-Kind Redemption Basket applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Delivery of Redemption Basket. Once the Fund has accepted a redemption order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of the Fund Redemption, against receipt of the Creation Unit(s) at such NAV, and any Transaction Fee, if applicable. A Creation Unit tendered for redemption and the payment of the Cash Value or Cash Redemption Amount, any cash in lieu and Transaction Fee, if applicable, will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

DETERMINATION OF NET ASSET VALUE

The NAV of Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time.

The Fund calculates its NAV per Share by:

●	Taking the current market value of its total assets,

●	Subtracting any liabilities, including tax liabilities, and

●	Dividing that amount by the total number of Shares owned by shareholders.

If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.

Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

If a market price is not readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund Shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Shares’ NAV performance to diverge from the Shares’ market price and from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.

Repurchase agreements are generally valued at par. Pricing services will be used to determine the value of a fixed income investment. In certain circumstances, short-term instruments may be valued on the basis of amortized cost.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, RIC, individual retirement account, other tax-exempt entity, dealer in securities, or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of Shares of the Fund that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. investor” is a beneficial owner of Shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding the Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund is treated as a separate corporation for federal income tax purposes. Losses in the Fund do not offset gains in another fund in the Fund Complex and the requirements (other than certain organizational requirements) for qualifying for RIC status as described below are determined at the Fund level rather than the Trust level.

The Fund intends to qualify each year as a RIC under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

To qualify for treatment as a RIC, the Fund must satisfy the following requirements:

●	Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

●	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”). See “Tax Treatment of Portfolio Transactions -- Investments in Partnerships and QPTPs” below.

●	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

If the Fund fails this Income Requirement as long as such failure was due to reasonable cause and not willful neglect it is subject to a penalty for non-compliance, which is generally is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income. Similarly, if the Fund fails the Asset Diversification Test and the failure is not de minimis, the Fund can cure failure if: (a) it files with the Treasury Department a description of each asset that causes it to fail the Asset Diversification Test; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the Fund equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 21%) by the amount of net income generated during the period of diversification test failure by the assets that caused the Fund to fail the Asset Diversification Test.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. Certain aspects of equalization accounting are uncertain under current law. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a RIC the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such a course of action to be beneficial to shareholders.

To qualify as a RIC in a subsequent taxable year, the Fund may be required to satisfy the Income Requirement, the Asset Diversification Test, and the Distribution Requirement for that year and dispose of any earnings and profits plus any additional unrealized appreciation in its assets from any year in which the Fund failed to qualify for tax treatment as a RIC.

Portfolio Turnover/ Mark-to-Market. For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate and the fact that U.S. exchange-traded futures are annually marked-to-market for tax purposes may result in higher taxes. A fund with a high turnover rate is likely to accelerate the recognition of income. Any such higher taxes would reduce the Fund’s after-tax performance. See “Taxation of Fund Distributions - Distributions of Capital Gain” below. For non-U.S. investors, any such acceleration of the recognition of capital gains being recognized by the Fund or by the Cayman Subsidiary may cause such investors to be subject to increased U.S. withholding taxes. See “Non-U.S. Investors –Capital Gain Dividends” and “Short- Term Capital Gain Dividends and Interest Related Dividends” below.

Capital Loss Carryovers. The capital losses if any of the Fund or of the Cayman Subsidiary do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of Capital Gain” below). A “qualified late year loss” includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post- October losses”), and

(ii)	the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 21%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Cayman Subsidiary. The Fund intends to invest a portion of its assets in the Cayman Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. For U.S. federal income tax purposes, the Cayman Subsidiary will be treated as a CFC and the Fund will be treated as a “U.S. shareholder” of the Cayman Subsidiary. As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Cayman Subsidiary’s “subpart F income,” whether or not such income is distributed to the Fund (deemed inclusions). Treasury Regulations permit the Fund to treat deemed inclusions as satisfying the Income Requirement under Subchapter M of the Code if there is a current-year distribution out of the earnings and profits of the Cayman Subsidiary that are attributable to such deemed inclusion, or if the Fund’s deemed inclusion is derived with respect to the Fund’s business of investing in stocks or securities. It is expected that all of the Cayman Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Cayman Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Cayman Subsidiary. Distributions by the Cayman Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Cayman Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Cayman Subsidiary’s underlying income. If a net loss is realized by the Cayman Subsidiary, such loss is not generally available to offset the income earned by the Fund and such loss may not be carried forward to offset profit, if any, realized by the Cayman Subsidiary in future years.

A foreign corporation, such as the Cayman Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Cayman Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Cayman Subsidiary may engage in trading in stocks or securities or certain commodities under certain circumstances without being deemed to be engaged in a U.S. trade or business. However, if certain of the Cayman Subsidiary’s activities were deemed not to be of the type described in the safe harbor (which the Fund does not expect), then the activities of the Cayman Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as the Cayman Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands, where the Cayman Subsidiary is a resident for U.S. federal income tax purposes, that would reduce this rate of withholding tax. It is not expected that the Cayman Subsidiary will derive income subject to such withholding tax.

Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Purchase of Shares. As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Fund Distributions

The Fund anticipates distributing all or substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gain. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares.

Effect of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in October, November or December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Tax-Exempt Shareholders. A tax-exempt shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund if Shares in the Fund constitutes debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). See “Tax Treatment of Portfolio Transactions -- Investments in REMICs” below.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the RIC will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the Investment Company Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Sales and Redemption of Fund Shares

Sales and redemptions (including redemptions in kind) of Fund Shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund Shares, the IRS requires you to report any gain or loss on your redemption. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Any redemption fees you incur on Shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax Basis Information. The Fund or financial intermediaries will be required to provide shareholders with cost basis information on the redemption of any of the shareholder’s Shares in the Fund, subject to certain exceptions for exempt recipients. If you hold your Fund Shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash Sales. All or a portion of any loss that you realize on a redemption or sale of your Fund Shares will be disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share redemption. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

If you invest in the Fund through an IRA or other retirement plan, you should consult with your own tax adviser on the applicable rules for such IRA or retirement plan with respect to plan qualification requirements, limits on contributions and distributions, and required distributions from IRAs and retirement plans. As an example, there could be tax penalties on distributions from an IRA or retirement plan prior to age 59-1/2. Certain minimum distribution requirements may also apply to IRAs or retirement plans. Failure to follow these requirements and other applicable requirements may result in significant additional taxes and penalties. It is your responsibility to ensure that you comply with these and other requirements.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Objective, Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by the fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) and certain other investments, to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary versus capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses. These provisions also (i) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) including Bitcoin Futures purchased on U.S. exchanges and (ii) may cause the Fund to recognize income without receiving the corresponding amount cash.

Bitcoin Transactions. The Fund’s use of bitcoin can be limited by the Fund’s intention to qualify as a RIC and can bear on the Fund’s ability to so qualify. Income and gains from digital assets and digital asset-linked derivatives may not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

If the Fund invests in bitcoin through a pooled investment vehicle there may be certain circumstances in which the Fund may recognize and be required to distribute income without a corresponding receipt of cash (for example in the event a hard fork occurs). Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Certain Fixed Income Investments. Gain recognized on the disposition of a debt obligation purchased by the fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If the fund purchases a debt obligation (such as a zero-coupon security or payment-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, the fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the fund should recognize market discount on a debt obligation, when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent the fund may take deductions for bad debts or worthless securities and how the fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.

Foreign Currency Transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, the fund may make an election to treat such gain or loss as capital.

PFIC Investments. The fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If the fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by the fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to the fund investing in a partnership outside a master-feeder structure, for purposes of testing whether the fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by the fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to the fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in ETFs. To the extent the Fund invests in ETFs (including the Underlying ETF) that are taxable as RICs under the Code, such ETFs must meet the “Income Requirement,” “Distribution Requirement,” or “Asset Diversification Test” (as defined above under the heading “Taxation of the Fund”) to qualify and remain eligible for the special tax treatment accorded to RICs. The income the Fund receives from such ETFs should be qualifying income for purposes of the Fund satisfying the Income Requirement. If an ETF in which the Fund invests fails to qualify as a RIC, such ETF would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by an ETF could substantially reduce the net assets of the Fund and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment, and would result in certain tax asset diversification limitations which would reduce the Fund’s investment in such ETF.

The Fund may also invest in one or more ETFs that are not taxable as RICs under the Code and that may generate non-qualifying income for purposes of satisfying the Income Requirement. The Fund anticipates monitoring its investments in such ETFs so as to keep the Fund’s non-qualifying income within acceptable limits of the Income Requirement, however, it is possible that such non-qualifying income will be more than anticipated which could cause the Fund to inadvertently fail the Income Requirement thereby causing the Fund to fail to qualify as a RIC. In such a case, the Fund would be subject to the rules described above.

Distributions of short-term capital gains by an ETF in which the Fund invests will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryovers, if any. The Fund will not be able to offset gains distributed by one ETF in which the Fund invests against losses in another ETF in which the Fund invests. Redemptions of shares in an ETF, including those resulting from changes in the allocation among ETFs, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the ETFs may be deferred indefinitely under the wash sale rules. As a result of these factors, investments in ETFs by the Fund could therefore adversely affect the amount, timing and character of distributions to shareholders.

Investments in Securities of Uncertain Tax Character. The fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Options, Futures and Forward Contracts, Straddles, and Swap Agreements. Some of the options, futures contracts, forward contracts, and swap agreements used by the Fund may be considered “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the amount, timing and character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the Fund’s taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund which generally would be taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

The key features of the straddle rules are as follows:

●	The Fund may have to wait to deduct any losses. If the Fund has a capital gain in one position of a straddle and a capital loss in the other, the Fund may not recognize the loss for federal income tax purposes until the Fund disposes of both positions. This might occur, for example, if the Fund had a highly appreciated stock position and the Fund purchased protective put options (which give the Fund the right to sell the stock to someone else for a period of time at a predetermined price) to offset the risk. If the stock continued to increase in value and the put options expired worthless, the Fund must defer recognition of the loss on its put options until the Fund sells and recognizes the gain on the original, appreciated position.

●	The Fund’s capital gain holding period may get clipped. The moment the Fund enters into a typical straddle, the capital gains holding period on its offsetting positions is frozen. If the Fund held the original position for one year or less (thus not qualifying for the long-term capital gains rate), not only is the holding period frozen, it starts all over again when the Fund disposes of the offsetting position.

●	Losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses may be treated as long-term capital losses. This generally has the effect of reducing the tax benefit of such losses.

●	The Fund may not be able to deduct any interest expenses or carrying charges. During the offsetting period, any interest or carrying charges associated with the straddle are not currently tax deductible, but must be capitalized (added to cost basis).

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which generally will be taxed to shareholders either as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be affected. The Trust intends to monitor developments in this area.

Certain requirements that must be met under the Code in order for the Fund to qualify as a RIC, including the “Income Requirement” and “Asset Diversification Test” (as defined above under the heading “Taxation of the Fund”), applicable to the Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Fund for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in the Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions made by the Fund.

Short Sales. The Fund may engage in short sales of securities. In general, gain or loss on a short sale is recognized when the Fund closes the short sale by delivering the borrowed securities to the lender, not when the borrowed securities are sold. Short sales may increase the amount of short-term capital gain realized by the Fund, which generally would be taxed as ordinary income when distributed to shareholders. In addition, these rules may terminate the holding period of “substantially identical property” held by the Fund. Moreover, a loss recognized by the Fund on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. The Fund generally will not be permitted to deduct payments made to reimburse a lender of securities for dividends paid on borrowed securities if the short sale is closed on or before the 45th day after the Fund enters into the short sale. Short sales also may be subject to the “Constructive Sales” rules, discussed below.

Constructive Sales. Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be subject to tax on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Investments in REMICs. The Fund may hold directly or indirectly senior or residual interests in REMICs or debt or equity interests in taxable mortgage pools (“TMPs”). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of the Fund’s income attributable a REMIC residual interest or a TMP interest (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest or TMP interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

If at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a RIC earning excess inclusion income, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. It is not expected that a substantial portion of the Fund’s assets will be REMIC residual interests or TMP interests.

Investments in Commodities. The Fund may invest in physical commodities, exchange-traded commodities (“ETCs”), ETFs that are not taxable as RICs under the Code that in turn invest in commodities, or other direct or indirect exposure to commodities. The income the Fund receives from such commodity-related investments will generally not be qualifying income for purposes of the Fund satisfying the “Income Requirement” (as defined above under the heading “Taxes”). The Fund anticipates monitoring such commodity-related investments so as to keep the Fund’s non-qualifying income within acceptable limits of the Income Requirement, however, it is possible that such non-qualifying income will be more than anticipated which could cause the Fund to inadvertently fail the Income Requirement thereby causing the Fund to fail to qualify as a RIC. In such a case, the Fund would be subject to the rules described above.

Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments is currently uncertain and may be adversely affected by changes in legislation, regulations, or other legally binding authority. As a RIC, the Fund must satisfy the Income Requirement. On May 1, 2017 the IRS published a series of revocations of private letter rulings that had been issued to RICs. In each of the revocations, at least one of the rulings requested in the original private letter ruling was that the income from a commodity-linked note was qualified income for the purposes of 90% gross income test. Although the original rulings were favorable, the IRS indicated in the revocations that the rulings were not in accord with the current views of the Service. If, as a result of any adverse future legislation, U.S. Treasury regulations, and/or guidance issued by the IRS, the income of the Fund from certain commodity-linked derivatives were treated as non-qualifying income, the Fund may fail to qualify as RIC and/or be subject to federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a RIC may limit the Fund’s use of such derivative instruments.

Backup Withholding

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

●	provide your correct social security or taxpayer identification number,

●	certify that this number is correct,

●	certify that you are not subject to backup withholding, and

●	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends, paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Short-Term Capital Gain Dividends and Interest-Related Dividends. An exemption from U.S. withholding tax is provided for dividends paid from short-term capital gains and from U.S. source interest income. Notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

U.S. Estate Tax. Transfers by gift of Shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. located assets with a value of $60,000). For estates with U.S. located assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. located assets are below this threshold amount.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). The Fund will be required to withhold a 30% tax on dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply or be deemed compliant with applicable U.S. reporting requirements. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Effect of Future Legislation or Administrative Changes; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Possible Tax Law Changes. At the time that this SAI is being prepared, various administrative and legislative changes to the federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will be made or what the changes might entail.

FINANCIAL STATEMENTS

Financial Statements and Annual Reports will be available after the Fund has completed a fiscal year of operations. When available, you may request a copy of the Fund’s Annual Report at no charge by calling (215) 882-9983, or through the website at [      ].

Appendix A Proxy Voting Policies and Procedures Empowered Funds, LLC

Empowered Funds, LLC

Proxy Voting Policies and Procedures

Proxy Voting Policy

The Board has delegated authority to the Firm to vote all proxies relating to the securities held in the Fund’s portfolios in the best interest of Funds and their shareholders. The Firm has therefore adopted the following procedures for voting proxies on behalf of the Fund.

Voting Procedures

All employees will forward any proxy materials received on behalf of Fund to the Compliance Officer, who will determine which Fund holds the security to which the proxy relates.

Absent material conflicts, the Compliance Officer will determine how the Firm should vote the proxy in accordance with applicable voting guidelines, complete the proxy and direct that the proxy be submitted in a timely and appropriate manner.

Disclosure

The Firm will provide conspicuously displayed information to the Fund summarizing this proxy voting policy and procedures, including a statement that Funds may request information regarding how the Firm voted the Fund’s proxies, and that Funds may request a copy of these policies and procedures. The Fund will disclose this Proxy Policy, or the Firm’s description of the Proxy Policy, to their shareholders by including it as an appendix to the Fund’s Statement of Additional Information (“SAI”) on Form N-1A.

Voting Guidelines

In the absence of specific voting guidelines from the Fund, the Firm will vote proxies in the best interests of each particular Fund. The Firm’s policy is to vote all proxies from a specific issuer the same way for the Fund absent qualifying restrictions from the Fund. The Fund are permitted to place reasonable restrictions on the Firm’s voting authority in the same manner that they may place such restrictions on the actual selection of portfolio securities.

The Firm will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

In reviewing proposals, the Firm will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices. In general, much weight will be given to management’s recommendation on the proxy vote in the Firm’s decision making. The Firm may consider the opinions of independent proxy service providers, such as Institutional Shareholder Services, Inc. (“ISS”) in certain situations.

Conflicts of Interest

The Firm will identify any conflicts that exist between the interests of the Firm and the Fund(s) by reviewing the relationship of the Firm with the issuer of each security to determine if the Firm or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Compliance Officer will determine whether it is appropriate to disclose the conflict to the affected Fund(s), to give such Fund(s) an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation.

The Firm will maintain a record of the voting resolution of any conflict of interest.

A-1

Reporting

The Firm will present to the Board a quarterly report summarizing its proxy voting compliance activities for the preceding quarter. In accordance with its procedures, the Board will review the quarterly report to ensure compliance with the SEC Rules and this Policy, and will determine the steps and procedures, if any, that must be undertaken or adopted by the Firm to ensure further compliance with the relevant laws. Votes cast on behalf of the Fund will be compiled and transmitted to the Administrator, which will assist in preparing the Form N-PX report as required by the SEC.

Recordkeeping

The Compliance Officer shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

1.	These policies and procedures and any amendments;

2.	A copy of each proxy statement that the Firm receives;

3.	A record of each vote that the Firm casts;

4.	Any document the Firm created that was material to making a decision how to vote proxies, or that memorializes that decision.

A copy of each written request from the Fund for information on how the Firm voted such Fund’s proxies, and a copy of any written response.

A-2

PART C

OTHER INFORMATION

Item 28. Exhibits:

(a)	Articles of Incorporation.

(1)	Agreement and Declaration of Trust of EA Series Trust (the “Registrant”), previously filed as Exhibit 99.a.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(2)	Restated Certificate of Trust of EA Series Trust, as filed with the office of the Secretary of State of Delaware on April 21, 2022, previously filed as Exhibit 99.a.4 with Post-Effective Amendment No. 120 to the Registrant’s registration statement on May 13, 2022, is hereby incorporated by reference.

(b)	By-laws of the Registrant, previously filed as Exhibit 99.b.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(c)	Instruments Defining Rights of Security Holders.

(1)	Agreement and Declaration of Trust

(i)	Article III: Shares

(ii)	Article V: Shareholders’ Voting Powers and Meetings

(iii)	Article VI: Net Asset Value; Distributions; Redemptions; Transfers

(iv)	Article VIII: Certain Transactions, Section 4

(v)	Article X: Miscellaneous, Section 4

(2)	By-Laws

(i)	Article II: Meetings of Shareholders

(ii)	Article VI: Records and Reports, Sections 1, 2, and 3

(iii)	Article VII: General Matters, Sections 3, 4, 6, and 7

(iv)	Article VIII: Amendments, Section 1

(d)	Investment Advisory Agreements.

(1)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC (October 17, 2014), with respect to ValueShares U.S. Quantitative Value ETF, ValueShares International Quantitative Value ETF, MomentumShares U.S. Quantitative Momentum ETF and MomentumShares International Quantitative Momentum ETF, previously filed as Exhibit 99.d.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)	Second Amendment to the Investment Advisory Agreement (February 8, 2019), previously filed as Exhibit 99.d.1.i with Post-Effective Amendment No. 14 to the Registrant’s registration statement on February 20, 2019, is hereby incorporated by reference.

(2)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC (February 6, 2017), with respect to Alpha Architect Value Momentum Trend ETF, previously filed as Exhibit 99.d.1.i with Post-Effective Amendment No. 8 to the Registrant’s registration statement on April 26, 2017, is hereby incorporated by reference.

(i)	Amendment to Investment Advisory Agreement between the Registrant and Empowered Funds, LLC (February 6, 2017), with respect to Alpha Architect Value Momentum Trend ETF, Alpha Architect U.S. Quantitative Value ETF, Alpha Architect International Quantitative Value ETF, Alpha Architect U.S. Quantitative Momentum ETF and the Alpha Architect International Quantitative Momentum ETF previously filed as Exhibit 99.d.2.i with Post-Effective Amendment No. 212 to the Registrant’s registration statement on January 30, 2023, is hereby incorporated by reference.

(3)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to Freedom 100 Emerging Markets ETF, previously filed as Exhibit 99.d.3 with Post-Effective Amendment No. 17 to the Registrant’s registration statement on May 17, 2019, is hereby incorporated by reference.

(4)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to Merlyn.AI Bull-Rider Bear-Fighter ETF – previously filed as Exhibit 99.d.4 with Post-Effective Amendment No. 25 to the Registrant’s registration statement on January 28, 2020, is hereby incorporated by reference.

(5)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to Gadsden Dynamic Multi-Asset ETF, previously filed as Exhibit 99.d.5 with Post-Effective Amendment No. 41 to the Registrant’s registration statement on November 23, 2020, is hereby incorporated by reference.

(6)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Gadsden, LLC with respect to Gadsden Dynamic Multi-Asset ETF, previously filed as Exhibit 99.d.6 with Post-Effective Amendment No. 41 to the Registrant’s registration statement on November 23, 2020, is hereby incorporated by reference.

(7)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to Merlyn.AI SectorSurfer Momentum ETF, previously filed as Exhibit 99.d.9 with Post-Effective Amendment No. 46 to the Registrant’s registration statement on December 23, 2020, is hereby incorporated by reference.

(8)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Freedom Day Dividend ETF, previously filed as Exhibit 99.d.10 with Post-Effective Amendment No. 67 to the Registrant’s registration statement on May 3, 2021, is hereby incorporated by reference.

(9)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Freedom Day Solutions, LLC with respect to the Freedom Day Dividend ETF, previously filed as Exhibit 99.d.11 with Post-Effective Amendment No. 67 to the Registrant’s registration statement on May 3, 2021, is hereby incorporated by reference.

(10)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Sparkline Intangible Value ETF, previously filed as Exhibit 99.d.14 with Post-Effective Amendment No. 67 to the Registrant’s registration statement on June 23, 2021, is hereby incorporated by reference.

(11)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Sparkline Capital LP with respect to the Sparkline Intangible Value ETF, previously filed as Exhibit 99.d.15 with Post-Effective Amendment No. 67 to the Registrant’s registration statement on June 23, 2021, is hereby incorporated by reference.

(12)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Discipline Fund ETF, previously filed as Exhibit 99.d.20 with Post-Effective Amendment No. 86 to the Registrant’s registration statement on September 15, 2021, is hereby incorporated by reference.

(13)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Orcam Financial Group, LLC with respect to the Discipline Fund ETF, previously filed as Exhibit 99.d.21 with Post-Effective Amendment No. 86 to the Registrant’s registration statement on September 15, 2021, is hereby incorporated by reference.

(14)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Guru Favorite Stocks ETF, previously filed as Exhibit 99.d.22 with Post-Effective Amendment No. 99 to the Registrant’s registration statement on December 14, 2021, is hereby incorporated by reference.

(15)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and GuruFocus Investments, LLC with respect to the Guru Favorite Stocks ETF, previously filed as Exhibit 99.d.23 with Post-Effective Amendment No. 99 to the Registrant’s registration statement on December 14, 2021, is hereby incorporated by reference.

(16)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the ROC ETF, previously filed as Exhibit 99.d.28 with Post-Effective Amendment No. 111 to the Registrant’s registration statement on March 18, 2022, is hereby incorporated by reference.

(17)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and ROC Investments, LLC with respect to the ROC ETF, previously filed as Exhibit 99.d.28 with Post-Effective Amendment No. 111 to the Registrant’s registration statement on March 18, 2022, is hereby incorporated by reference.

(18)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Relative Sentiment Tactical Allocation ETF, previously filed as Exhibit 99.d.32 with Post-Effective Amendment No. 115 to the Registrant’s registration statement on April 1, 2022, is hereby incorporated by reference.

(19)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Relative Sentiment Technologies, LLC with respect to the Relative Sentiment Tactical Allocation ETF, previously filed as Exhibit 99.d.33 with Post-Effective Amendment No. 115 to the Registrant’s registration statement on April 1, 2022, is hereby incorporated by reference.

(20)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Argent Mid Cap ETF, previously filed as Exhibit 99.d.34 with Post-Effective Amendment No. 153 to the Registrant’s registration statement on August 15, 2022, is hereby incorporated by reference.

(21)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Argent Capital Management LLC with respect to the Argent Mid Cap ETF, previously filed as Exhibit 99.d.35 with Post-Effective Amendment No. 153 to the Registrant’s registration statement on August 15, 2022, is hereby incorporated by reference.

(22)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the AOT Growth and Innovation ETF, previously filed as Exhibit 99.d.36 with Post-Effective Amendment No. 134 to the Registrant’s registration statement on June 22, 2022, is hereby incorporated by reference.

(23)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC and AOT Invest LLC with respect to the AOT Growth and Innovation ETF, previously filed as Exhibit 99.d.37 with Post-Effective Amendment No. 134 to the Registrant’s registration statement on June 22, 2022, is hereby incorporated by reference.

(24)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the EA Bridgeway Blue Chip ETF, previously filed as Exhibit 99.d.40 with Post-Effective Amendment No. 151 to the Registrant’s registration statement on August 11, 2022, is hereby incorporated by reference.

(i)	Amendment No. 1 to Schedule A to the Investment Advisory Agreement between Registrant and Empowered Funds, LLC, with respect to the EA Bridgeway Omni Small-Cap Value ETF - previously filed as Exhibit 99.d.40(i) with Post-Effective Amendment No. 199 to the Registrant’s registration statement on December 19, 2022, is hereby incorporated by reference.

(25)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Bridgeway Capital Management, LLC, with respect to the EA Bridgeway Blue Chip ETF - previously filed as Exhibit 99.d.41 with Post-Effective Amendment No. 231 to the Registrant’s registration statement on April 19, 2023, is hereby incorporated by reference.

(i)	Amendment No. 1 to Schedule A to the Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC and Bridgeway Capital Management, LLC, with respect to the EA Bridgeway Omni Small-Cap Value ETF – previously filed as Exhibit 99.d.41(i) with Post-Effective Amendment No. 199 to the Registrant’s registration statement on December 19, 2022, is hereby incorporated by reference.

(26)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Strive U.S. Energy ETF, previously filed as Exhibit 99.d.42 with Post-Effective Amendment No. 146 to the Registrant’s registration statement on August 4, 2022, is hereby incorporated by reference.

(i)	Amendment No. 6 to Investment Advisory Agreement between Registrant and Empowered Funds, LLC, with respect to the Strive FAANG 2.0 ETF, Strive Total Return Bond ETF and Strive Enhanced Income Short Maturity ETF, previously filed as Exhibit 99.d(26)(vi) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(27)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC and Strive Asset Management, LLC, with respect to the Strive U.S. Energy ETF, Strive U.S. Semiconductor ETF, Strive U.S. Technology ETF and Strive Emerging Ex-China ETF, previously filed as Exhibit 99.d.43 with Post-Effective Amendment No. 146 to the Registrant’s registration statement on August 4, 2022, is hereby incorporated by reference.

(i)	Amendment No. 4 to Schedule A of the Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC and Strive Asset Management, LLC, with respect to the Strive FAANG 2.0 ETF, Strive Total Return Bond ETF and Strive Enhanced Income Short Maturity ETF, previously filed as Exhibit 99.d.27.i with Post-Effective Amendment No. 257 to the Registrant’s registration statement on August 4, 2023, is hereby incorporated by reference.

(28)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Altrius Global Dividend ETF, previously filed as Exhibit 99.d.44 with Post-Effective Amendment No. 174 to the Registrant’s registration statement on September 26, 2022, is hereby incorporated by reference.

(29)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC and Altrius Capital Management, Inc., with respect to the Altrius Global Dividend ETF, previously filed as Exhibit 99.d.45 with Post-Effective Amendment No. 174 to the Registrant’s registration statement on September 26, 2022, is hereby incorporated by reference.

(30)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Burney U.S. Factor Rotation ETF previously filed as Exhibit 99.d.48 with Post-Effective Amendment No. 180 to the Registrant’s registration statement on October 7, 2022, is hereby incorporated by reference.

(31)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, and The Burney Company, with respect to the Burney U.S. Factor Rotation ETF previously filed as Exhibit 99.d.49 with Post-Effective Amendment No. 180 to the Registrant’s registration statement on October 7, 2022, is hereby incorporated by reference.

(32)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Alpha Architect High Inflation and Deflation ETF, previously filed as Exhibit 99.d.50 with Post-Effective Amendment No. 192 to the Registrant’s registration statement on November 15, 2022, is hereby incorporated by reference.

(33)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Alpha Architect, LLC with respect to the Alpha Architect High Inflation and Deflation ETF, previously filed as Exhibit 99.d.51 with Post-Effective Amendment No. 192 to the Registrant’s registration statement on November 15, 2022, is hereby incorporated by reference.

(34)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to Alpha Architect Tail Risk ETF and Alpha Architect 1-3 Month Box ETF previously filed as Exhibit 99.d52 with Post-Effective Amendment No. 191 to the Registrant’s registration statement on November 10, 2022, is hereby incorporated by reference.

(35)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC and Arin Risk Advisors, LLC with respect to the Alpha Architect Tail Risk ETF and Alpha Architect 1-3 Month Box ETF previously filed as Exhibit 99.d53 with Post-Effective Amendment No. 191 to the Registrant’s registration statement on November 10, 2022, is hereby incorporated by reference.

(36)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Euclidean Fundamental Value ETF previously filed as Exhibit 99.d54 with Post-Effective Amendment No. 227 to the Registrant’s registration statement on April 5, 2023, is hereby incorporated by reference.

(37)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Euclidean Technologies Management, LLC with respect to the Euclidean Fundamental Value ETF previously filed as Exhibit 99.d55 with Post-Effective Amendment No. 228 to the Registrant’s registration statement on April 6, 2023, is hereby incorporated by reference.

(38)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Bridges Capital Tactical Equity ETF previously filed as Exhibit 99.d56 with Post-Effective Amendment No. 227 to the Registrant’s registration statement on April 5, 2023, is hereby incorporated by reference.

(39)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Bridges Capital, LLC with respect to the Bridges Capital Tactical Equity previously filed as Exhibit 99.d57 with Post-Effective Amendment No. 227 to the Registrant’s registration statement on April 5, 2023, is hereby incorporated by reference.

(40)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the MKAM ETF previously filed as Exhibit 99.d58 with Post-Effective Amendment No. 227 to the Registrant’s registration statement on April 5, 2023, is hereby incorporated by reference.

(41)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and MKAM ETF LLC with respect to the MKAM ETF previously filed as Exhibit 99.d59 with Post-Effective Amendment No. 229 to the Registrant’s registration statement on April 6, 2023, is hereby incorporated by reference.

(42)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Morgan Dempsey Large Cap Value ETF previously filed as Exhibit 99.d60 with Post-Effective Amendment No. 227 to the Registrant’s registration statement on April 5, 2023, is hereby incorporated by reference.

(43)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Morgan Dempsey Capital Management, LLC with respect to the Morgan Dempsey Large Cap Value ETF – previously filed as Exhibit 99.d61 with Post-Effective Amendment No. 231 to the Registrant’s registration statement on April 19, 2023, is hereby incorporated by reference.

(44)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Bushido Capital US Equity ETF, previously filed as Exhibit 99.d(44) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(45)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Sepio Capital, L.P. with respect to the Bushido Capital US Equity ETF, previously filed as Exhibit 99.d(45) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(46)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Astoria US Quality Kings ETF, previously filed as Exhibit 99.d(46) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(47)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Astoria Portfolio Advisors, LLC with respect to the Astoria US Quality Kings ETF, previously filed as Exhibit 99.d(47) with Post-Effective Amendment No. 255 to the Registrant’s registration statement on July 24, 2023 is hereby incorporated by reference.

(48)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, Strive Asset Management, LLC and Angel Oak Capital Advisors, LLC with respect to the Strive Total Return Bond ETF and Strive Enhanced Income Short Maturity ETF, previously filed as Exhibit 99.d(48) with Post-Effective Amendment No. 257 to the Registrant’s registration statement on August 4, 2023, is hereby incorporated by reference.

(49)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the MarketDesk Focused U.S. Dividend ETF – To be filed by amendment.

(50)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and MarketDesk Indices, LLC with respect to the MarketDesk Focused U.S. Dividend ETF – To be filed by amendment.

(51)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the WHITEWOLF Publicly Listed Private Equity ETF and WHITEWOLF Commercial Real Estate Finance Income ETF – To be filed by amendment.

(52)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and White Wolf Capital Advisors, LLC with respect to the WHITEWOLF Publicly Listed Private Equity ETF and WHITEWOLF Commercial Real Estate Finance Income ETF – To be filed by amendment.

(53)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the TBG Dividend Growth ETF – To be filed by amendment.

(54)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Madison Avenue Financial Solutions, LLC with respect to the TBG Dividend Growth ETF – To be filed by amendment.

(55)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Ambleside Growth ETF – To be filed by amendment.

(56)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Ambleside Investments, LLC with respect to the Ambleside Growth ETF – To be filed by amendment.

(57)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the ARK 21Shares Active Bitcoin Futures ETF, ARK 21Shares Active On-Chain Bitcoin Strategy ETF, and the ARK 21Shares Digital Asset and Blockchain Strategy ETF – To be filed by amendment.

(58)	Investment Sub-Advisory Agreement among the Registrant and Empowered Funds, LLC, and 21 Shares US, LLC with respect to the ARK 21Shares Active Bitcoin Futures ETF, ARK 21Shares Active On-Chain Bitcoin Strategy ETF, and the ARK 21Shares Digital Asset and Blockchain Strategy ETF – To be filed by amendment.

(e)	Underwriting Contracts.

(1)	Distribution Agreement between the Registrant and Quasar Distributors, LLC –, previously filed as Exhibit 99.e.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)	Novation Agreement for Quasar Distributors, LLC, previously filed as Exhibit 99.e.(1)(i) with Post-Effective Amendment No. 30 to the Registrant’s registration statement on July 22, 2020, is hereby incorporated by reference.

(ii)	Novation Agreement for Quasar Distributors, LLC, previously filed as Exhibit 99.e.(1)(ii) with Post-Effective Amendment No. 86 to the Registrant’s registration statement on September 15, 2021, is hereby incorporated by reference.

(iii)	Seventh Amendment to the Distribution Agreement, previously filed as Exhibit 99.e(1)(vii) with Post-Effective Amendment No. 165 to the Registrant’s registration statement on September 7, 2022, is hereby incorporated by reference.

(2)	Form of Authorized Participant Agreement, previously filed as Exhibit 99.e.2 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(f)	Bonus or Profit Sharing Contracts.

Not Applicable.

(g)	Custodian Agreements

(1)	Custody Agreement between the Registrant and U.S. Bank National Association, previously filed as Exhibit 99.g.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)	Thirtieth Amendment and Amended Exhibit C to the Custody Agreement between the Registrant and U.S. Bank National Association, previously filed as Exhibit 99.g(1)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(h)	Other Material Contracts.

(1)	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)	Thirtieth Amendment and Amended Exhibit B to the Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp, previously filed as Exhibit 99.h(1)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(2)	Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h.2 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)	Thirtieth Amendment and Amended Exhibit C to the Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h(2)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(3)	Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h.3 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)	Thirtieth Amendment and Amended Exhibit B to the Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h(3)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(4)	Index License Agreement between Life + Liberty Indexes and Empowered Funds, LLC, previously filed as Exhibit 99.h.5 with Post-Effective Amendment No. 17 to the Registrant’s registration statement on May 17, 2019, is hereby incorporated by reference.

(5)	Sublicense Agreement between Empowered Funds, LLC and the Registrant related to the Freedom 100 Emerging Markets ETF, previously filed as Exhibit 99.h.6 with Post-Effective Amendment No. 17 to the Registrant’s registration statement on May 17, 2019, is hereby incorporated by reference.

(6)	Amended and Restated Index License Agreement between Merlyn.AI Corporation and Empowered Funds, LLC, previously filed as Exhibit 99.h.7 with Post-Effective Amendment No. 41 to the Registrant’s registration statement on November 23, 2020, is hereby incorporated by reference.

(7)	Amended and Restated Sublicense Agreement between Empowered Funds, LLC and the Registrant related to MAI Bull-Rider Bear-Fighter Index, MAI SectorSurfer Momentum Index, previously filed as Exhibit 99.h.8 with Post-Effective Amendment No. 41 to the Registrant’s registration statement on November 23, 2020, is hereby incorporated by reference.

(8)	Fee Waiver Agreement between the Registrant, for Merlyn.AI Best-of-Breed Core Momentum ETF and Merlyn.AI SectorSurfer Momentum ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.h.10 with Post-Effective Amendment No. 95 to the Registrant’s registration statement on December 1, 2021, is hereby incorporated by reference.

(9)	Fee Waiver Agreement between the Registrant, for AOT Growth and Innovation ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.h.15 with Post-Effective Amendment No. 134 to the Registrant’s registration statement on June 22, 2022, is hereby incorporated by reference.

(10)	Index Licensing Agreement between Empowered Funds, LLC and Solactive AG, previously filed as Exhibit 99.h.18 with Post-Effective Amendment No. 146 to the Registrant’s registration statement on August 4, 2022, is hereby incorporated by reference.

(11)	Index License Agreement between Strive Asset Management, LLC and Solactive AG, previously filed as Exhibit 99.h.19 with Post-Effective Amendment No. 146 to the Registrant’s registration statement on August 4, 2022, is hereby incorporated by reference.

(12)	Fee Waiver Agreement between Registrant, for the Alpha Architect High Inflation and Deflation ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.h.20 with Post-Effective Amendment No. 192 to the Registrant’s registration statement on November 15, 2022, is hereby incorporated by reference.

(13)	Master Index Services License Agreement between Empowered Funds, LLC and Bloomberg Index Services Limited on behalf of the Strive 1000 Growth ETF, Strive 1000 Value ETF, Strive 2000 ETF, Strive 1000 Dividend Growth ETF and Strive FAANG 2.0 ETF, previously filed as Exhibit 99.h.21 with Post-Effective Amendment No. 188 to the Registrant’s registration statement on November 4, 2022, is hereby incorporated by reference.

(14)	Master Index Services License Agreement between Strive Asset Management, LLC and Bloomberg Index Services Limited on behalf of the Strive 1000 Growth ETF, Strive 1000 Value ETF, Strive 2000 ETF, Strive 1000 Dividend Growth ETF and Strive FAANG 2.0 ETF, previously filed as Exhibit 99.h.22 with Post-Effective Amendment No. 188 to the Registrant’s registration statement on November 4, 2022, is hereby incorporated by reference.

(15)	Fee Waiver Agreement between Registrant, for the Alpha Architect Tail Risk ETF, and Empowered Funds, LLC – previously filed as Exhibit 99.h.23 with Post-Effective Amendment No. 191 to the Registrant’s registration statement on November 10, 2022, is hereby incorporated by reference.

(16)	Fee Waiver Agreement between Registrant, for the Alpha Architect 1-3 Month Box ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.h.24 with Post-Effective Amendment No. 193 to the Registrant’s registration statement on November 15, 2022, is hereby incorporated by reference.

(17)	Fee Waiver Agreement between Registrant, for the Alpha Architect Value Momentum Trend ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.h.25 with Post-Effective Amendment No. 212 to the Registrant’s registration statement on January 30, 2023, is hereby incorporated by reference.

(i)	Not Applicable

(j)	Not applicable.

(k)	Omitted Financial Statements.

Not Applicable.

(l)	Initial Capital Agreement, previously filed as Exhibit 99.l with Post-Effective Amendment No. 2 to the Registrant’s registration statement on January 28, 2016, is hereby incorporated by reference.

(m)	Rule 12b-1 Plan.

(1)	Distribution Plan pursuant to Rule 12b-1, previously filed as Exhibit 99.m.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(n)	Rule 18f-3 Plan.

Not Applicable.

(o)	Reserved.

(p)	Code of Ethics.

(1)	Code of Ethics of the Registrant, previously filed as Exhibit 99.p.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(2)	Code of Ethics of Empowered Funds, LLC, previously filed as Exhibit 99.p.2 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(3)	Code of Ethics of Gadsden, LLC, previously filed as Exhibit 99.p.4 with Post-Effective Amendment No. 31 to the Registrant’s registration statement on August 12, 2020, is hereby incorporated by reference.

(4)	Code of Ethics of Freedom Day Solutions, LLC, previously filed as Exhibit 99.p.5 with Post-Effective Amendment No. 67 to the Registrant’s registration statement on May 3, 2021, is hereby incorporated by reference.

(5)	Code of Ethics of Sparkline Capital LP, previously filed as Exhibit 99.p.7 with Post-Effective Amendment No. 67 to the Registrant’s registration statement on June 23, 2021, is hereby incorporated by reference.

(6)	Code of Ethics of Orcam Financial Group, LLC, previously filed as Exhibit 99.p.10 with Post-Effective Amendment No. 86 to the Registrant’s registration statement on September 15, 2021, is hereby incorporated by reference.

(7)	Code of Ethics of GuruFocus Investments, LLC, previously filed as Exhibit 99.p.11 with Post-Effective Amendment No. 99 to the Registrant’s registration statement on December 14, 2021, is hereby incorporated by reference.

(8)	Code of Ethics of ROC Investments, LLC, previously filed as Exhibit 99.p.14 with Post-Effective Amendment No. 111 to the Registrant’s registration statement on March 18, 2022, is hereby incorporated by reference.

(9)	Code of Ethics of Relative Sentiment Technologies, LLC, previously filed as Exhibit 99.p.15 with Post-Effective Amendment No. 120 to the Registrant’s registration statement on May 13, 2022, is hereby incorporated by reference.

(10)	Code of Ethics of Argent Capital Management LLC, previously filed as Exhibit 99.p.17 with Post-Effective Amendment No. 153 to the Registrant’s registration statement on August 15, 2022, is hereby incorporated by reference.

(11)	Code of Ethics of AOT Invest, LLC, previously filed as Exhibit 99.p.18 with Post-Effective Amendment No. 134 to the Registrant’s registration statement on June 22, 2022, is hereby incorporated by reference.

(12)	Code of Ethics of Bridgeway Capital Management, LLC, previously filed as Exhibit 99.p.19 with Post-Effective Amendment No. 151 to the Registrant’s registration statement on August 11, 2022, is hereby incorporated by reference.

(13)	Code of Ethics of Strive Asset Management, LLC, previously filed as Exhibit 99.p.20 with Post-Effective Amendment No. 146 to the Registrant’s registration statement on August 4, 2022, is hereby incorporated by reference.

(14)	Code of Ethics of Arin Risk Advisors, LLC – previously filed as Exhibit 99.p.21 with Post-Effective Amendment No. 191 to the Registrant’s registration statement on November 10, 2022, is hereby incorporated by reference.

(15)	Code of Ethics of Altrius Capital Management, Inc., previously filed as Exhibit 99.p.22 with Post-Effective Amendment No. 174 to the Registrant’s registration statement on September 26, 2022, is hereby incorporated by reference.

(16)	Code of Ethics of The Burney Company – previously filed as Exhibit 99.p.23 with Post-Effective Amendment No. 180 to the Registrant’s registration statement on October 7, 2022, is hereby incorporated by reference.

(17)	Code of Ethics of Euclidean Technologies Management, LLC – previously filed as Exhibit 99.p.24 with Post-Effective Amendment No. 228 to the Registrant’s registration statement on April 6, 2023, is hereby incorporated by reference.

(18)	Code of Ethics of Bridges Capital, LLC – previously filed as Exhibit 99.p.25 with Post-Effective Amendment No. 228 to the Registrant’s registration statement on April 6, 2023, is hereby incorporated by reference.

(19)	Code of Ethics of MKAM ETF LLC – – previously filed as Exhibit 99.p.26 with Post-Effective Amendment No. 229 to the Registrant’s registration statement on April 6, 2023, is hereby incorporated by reference.

(20)	Code of Ethics of Morgan Dempsey Capital Management LLC – previously filed as Exhibit 99.p.27 with Post-Effective Amendment No. 231 to the Registrant’s registration statement on April 19, 2023, is hereby incorporated by reference.

(21)	Code of Ethics of Sepio Capital L.P., previously filed as Exhibit 99.p(21) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(22)	Code of Ethics of Astoria Portfolio Advisors, LLC, previously filed as Exhibit 99.p(22) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(23)	Code of Ethics of MarketDesk Indices, LLC – To be filed by amendment.

(24)	Code of Ethics of White Wolf Capital Advisors, LLC – To be filed by amendment.

(25)	Code of Ethics of Madison Avenue Financial Solutions, LLC – To be filed by amendment.

(26)	Code of Ethics of Ambleside Investments, LLC – To be filed by amendment.

(27)	Code of Ethics of Angel Oak Capital Advisors, LLC, previously filed as Exhibit 99.p(27) with Post-Effective Amendment No. 257 to the Registrant’s registration statement on August 4, 2023, is hereby incorporated by reference.

(28)	Code of Ethics of 21Shares US, LLC – To be filed by amendment.

(29)	Code of Ethics of ARK Investment Management, LLC – To be filed by amendment.

(q)	Other

(1)	Power of Attorney – previously filed as Exhibit 99.q.1 with Post-Effective Amendment No. 249 to the Registrant’s registration statement on July 13, 2023, is hereby incorporated by reference.

Item 29. Persons Controlled By or Under Common Control with the Registrant:

None.

Item 30. Indemnification:

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

The Declaration of Trust provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the DSTA, these Agents (as defined in the Declaration of Trust) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party or is threatened to be made a party to any Proceeding (as defined in the Declaration of Trust) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration of Trust), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser:

This Item incorporates by reference each investment adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trust’s Statement of Additional Information.

Investment Adviser	SEC File No.

Empowered Funds, LLC	801-79835

Gadsden, LLC	801-112416

Freedom Day Solutions, LLC	801-66190

Sparkline Capital LP	801-121161

Orcam Financial Group, LLC	801-121561

ROC Investments, LLC	801-122743

GuruFocus Investments, LLC	801-122727

Relative Sentiment Technologies, LLC	801-123211

Argent Capital Management LLC	801-55903

AOT Invest LLC	801-124742

Bridgeway Capital Management, LLC	801-44394

Strive Asset Management, LLC	801-125907

Arin Risk Advisors, LLC	801-70598

Altrius Capital Management, Inc.	801-63153

The Burney Company	801-10232

Euclidean Technologies Management, LLC	801-72806

Bridges Capital, LLC	801-127316

Morgan Dempsey Capital Management, LLC	801-48064

Sepio Capital L.P.	801-108889

Astoria Portfolio Advisors, LLC	801-119078

MarketDesk Indices LLC	801-128530

White Wolf Capital Advisors, LLC	801-120718

Madison Avenue Financial Solutions, LLC	801-118936

Ambleside Investments, LLC	[801-xxxxx]

Angel Oak Capital Advisors, LLC	801-70670

21Shares US LLC	801-122990

ARK Investment Management LLC	801-79081

Item 32. Quasar Distributors, LLC

Item 32(a)	Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	American Trust Allegiance Fund, Series of Advisors Series Trust
2.	Capital Advisors Growth Fund, Series of Advisors Series Trust
3.	Chase Growth Fund, Series of Advisors Series Trust
4.	Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
5.	Edgar Lomax Value Fund, Series of Advisors Series Trust
6.	First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
7.	First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
8.	Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust
9.	Huber Large Cap Value Fund, Series of Advisors Series Trust
10.	Huber Mid Cap Value Fund, Series of Advisors Series Trust
11.	Huber Select Large Cap Value Fund, Series of Advisors Series Trust
12.	Huber Small Cap Value Fund, Series of Advisors Series Trust
13.	Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
14.	O’Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
15.	PIA BBB Bond Fund, Series of Advisors Series Trust
16.	PIA High Yield Fund, Series of Advisors Series Trust
17.	PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18.	PIA MBS Bond Fund, Series of Advisors Series Trust
19.	PIA Short-Term Securities Fund, Series of Advisors Series Trust
20.	Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
21.	Poplar Forest Partners Fund, Series of Advisors Series Trust
22.	Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
23.	Pzena International Small Cap Value Fund, Series of Advisors Series Trust
24.	Pzena International Value Fund, Series of Advisors Series Trust
25.	Pzena Mid Cap Value Fund, Series of Advisors Series Trust
26.	Pzena Small Cap Value Fund, Series of Advisors Series Trust
27.	Reverb ETF, Series of Advisors Series Trust
28.	Scharf Fund, Series of Advisors Series Trust
29.	Scharf Global Opportunity Fund, Series of Advisors Series Trust
30.	Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
31.	Semper MBS Total Return Fund, Series of Advisors Series Trust
32.	Semper Short Duration Fund, Series of Advisors Series Trust
33.	Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
34.	Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
35.	VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
36.	The Aegis Funds
37.	Allied Asset Advisors Funds
38.	Angel Oak Funds Trust
39.	Angel Oak Strategic Credit Fund
40.	Barrett Opportunity Fund, Inc.
41.	Brookfield Investment Funds
42.	Buffalo Funds
43.	Cushing® Mutual Funds Trust
44.	DoubleLine Funds Trust
45.	EA Series Trust (f/k/a Alpha Architect ETF Trust)
46.	Ecofin Tax-Advantaged Social Impact Fund, Inc.
47.	AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
48.	AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
49.	AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
50.	AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions

51.	AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
52.	AAM Transformers ETF, Series of ETF Series Solutions
53.	AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
54.	Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions
55.	Aptus Defined Risk ETF, Series of ETF Series Solutions
56.	Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
57.	Aptus Enhanced Yield ETF, Series of ETF Series Solutions
58.	Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
59.	Blue Horizon BNE ETF, Series of ETF Series Solutions
60.	BTD Capital Fund, Series of ETF Series Solutions
61.	Carbon Strategy ETF, Series of ETF Series Solutions
62.	Cboe Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
63.	ClearShares OCIO ETF, Series of ETF Series Solutions
64.	ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
65.	ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
66.	Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
67.	Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
68.	Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
69.	ETFB Green SRI REITs ETF, Series of ETF Series Solutions
70.	Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
71.	Hoya Capital Housing ETF, Series of ETF Series Solutions
72.	iBET Sports Betting & Gaming ETF, Series of ETF Series Solutions
73.	International Drawdown Managed Equity ETF, Series of ETF Series Solutions
74.	LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
75.	LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
76.	LHA Market State Tactical Q ETF, Series of ETF Series Solutions
77.	LHA Risk-Managed Income ETF, Series of ETF Series Solutions
78.	Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions
79.	Loncar China BioPharma ETF, Series of ETF Series Solutions
80.	McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
81.	Nationwide Dow Jones® Risk-Managed Income ETF, Series of ETF Series Solutions
82.	Nationwide Nasdaq-100 Risk-Managed Income ETF, Series of ETF Series Solutions
83.	Nationwide Russell 2000® Risk-Managed Income ETF, Series of ETF Series Solutions
84.	Nationwide S&P 500® Risk-Managed Income ETF, Series of ETF Series Solutions
85.	NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
86.	Opus Small Cap Value ETF, Series of ETF Series Solutions
87.	Roundhill Acquirers Deep Value ETF, Series of ETF Series Solutions
88.	The Acquirers Fund, Series of ETF Series Solutions
89.	U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
90.	U.S. Global JETS ETF, Series of ETF Series Solutions
91.	U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
92.	US Vegan Climate ETF, Series of ETF Series Solutions
93.	First American Funds, Inc.
94.	FundX Investment Trust
95.	The Glenmede Fund, Inc.
96.	The Glenmede Portfolios
97.	The GoodHaven Funds Trust
98.	Greenspring Fund, Incorporated
99.	Harding, Loevner Funds, Inc.
100.	Hennessy Funds Trust

101.	Horizon Funds
102.	Hotchkis & Wiley Funds
103.	Intrepid Capital Management Funds Trust
104.	Jacob Funds Inc.
105.	The Jensen Quality Growth Fund Inc.
106.	Kirr, Marbach Partners Funds, Inc.
107.	Core Alternative ETF, Series of Listed Funds Trust
108.	Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
109.	Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
110.	LKCM Funds
111.	LoCorr Investment Trust
112.	MainGate Trust
113.	ATAC Rotation Fund, Series of Managed Portfolio Series
114.	Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
115.	Ecofin Global Energy Transition Fund, Series of Managed Portfolio Series
116.	Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
117.	Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
118.	Ecofin Sustainable Water Fund, Series of Managed Portfolio Series
119.	Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
120.	Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
121.	Kensington Active Advantage Fund, Series of Managed Portfolio Series
122.	Kensington Capital Defender Fund, Series of Managed Portfolio Series
123.	Kensington Dynamic Growth Fund, Series of Managed Portfolio Series
124.	Kensington Managed Income Fund, Series of Managed Portfolio Series
125.	LK Balanced Fund, Series of Managed Portfolio Series
126.	Muhlenkamp Fund, Series of Managed Portfolio Series
127.	Nuance Concentrated Value Fund, Series of Managed Portfolio Series
128.	Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series
129.	Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
130.	Port Street Quality Growth Fund, Series of Managed Portfolio Series
131.	Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
132.	Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
133.	Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
134.	Reinhart International PMV Fund, Series of Managed Portfolio Series
135.	Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
136.	Tortoise Energy Infrastructure and Income Fund, Series of Managed Portfolio Series
137.	Tortoise Energy Infrastructure Total Return Fund, Series of Managed Portfolio Series
138.	Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
139.	V-Shares MSCI World ESG Materiality and Carbon Transition ETF, Series of Managed Portfolio Series
140.	V-Shares US Leadership Diversity ETF, Series of Managed Portfolio Series
141.	Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
142.	Hood River International Opportunity Fund, Series of Manager Directed Portfolios
143.	Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
144.	Mar Vista Strategic Growth Fund, Series of Manager Directed Portfolios
145.	Vert Global Sustainable Real Estate Fund, Series of Manager Directed Portfolios
146.	Matrix Advisors Funds Trust
147.	Matrix Advisors Value Fund, Inc.
148.	Monetta Trust
149.	Nicholas Equity Income Fund, Inc.
150.	Nicholas Fund, Inc.

151.	Nicholas II, Inc.
152.	Nicholas Limited Edition, Inc.
153.	North Square Investments Trust
154.	Oaktree Diversified Income Fund Inc.
155.	Permanent Portfolio Family of Funds
156.	Perritt Funds, Inc.
157.	Procure ETF Trust II
158.	Professionally Managed Portfolios
159.	Prospector Funds, Inc.
160.	Provident Mutual Funds, Inc.
161.	Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
162.	Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
163.	Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
164.	Aquarius International Fund, Series of The RBB Fund, Inc.
165.	Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
166.	Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
167.	Boston Partners Emerging Markets Fund, Series of The RBB Fund, Inc.
168.	Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
169.	Boston Partners Global Long/Short Fund, Series of The RBB Fund, Inc.
170.	Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
171.	Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
172.	Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
173.	Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
174.	Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
175.	Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
176.	Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
177.	Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
178.	Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
179.	Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
180.	Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
181.	Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
182.	SGI Global Equity Fund, Series of The RBB Fund, Inc.
183.	SGI Peak Growth Fund, Series of The RBB Fund, Inc.
184.	SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
185.	SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
186.	SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
187.	SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
188.	US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
189.	US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
190.	US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
191.	US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
192.	US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
193.	US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
194.	US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
195.	US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
196.	US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
197.	US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
198.	WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
199.	WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
200.	The RBB Fund Trust

201.	RBC Funds Trust
202.	Series Portfolios Trust
203.	Thompson IM Funds, Inc.
204.	TrimTabs ETF Trust
205.	Trust for Advised Portfolios
206.	Barrett Growth Fund, Series of Trust for Professional Managers
207.	Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
208.	Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
209.	CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers
210.	CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
211.	CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
212.	RiverPark Strategic Income Fund, Series of Trust for Professional Managers
213.	Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
214.	Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
215.	Jensen Quality Value Fund, Series of Trust for Professional Managers
216.	Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
217.	Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers
218.	USQ Core Real Estate Fund
219.	Wall Street EWM Funds Trust
220.	Wisconsin Capital Funds, Inc.

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None

Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Chief Compliance Officer and Treasurer	None

Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33. Location of Accounts and Records:

Information regarding the books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are provided in the Registrant’s most recent report on Form N-CEN.

Item 34. Management Services:

None.

Item 35. Undertakings:

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Havertown, Commonwealth of Pennsylvania, on this 11th day of August, 2023.

EA SERIES TRUST

By:	/s/ Patrick Cleary
Patrick Cleary
President, Chief Executive Officer and Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Patrick Cleary	President, Chief Executive Officer and Secretary	August 11, 2023
Patrick Cleary

/s/ Sean Hagerty	Treasurer, Chief Financial Officer and Comptroller	August 11, 2023
Sean Hagerty*

/s/ Wesley R. Gray	Trustee	August 11, 2023
Wesley R. Gray*

/s/ Daniel Dorn	Trustee	August 11, 2023
Daniel Dorn*

/s/ Michael Pagano	Trustee	August 11, 2023
Michael Pagano*

/s/ Emeka Oguh	Trustee	August 11, 2023
Emeka Oguh*

*By:	/s/ Patrick Cleary
Patrick Cleary
Attorney-in-Fact
*(Pursuant to Power of Attorney previously filed with Post-Effective Amendment No. 249 to the Registrant’s registration statement on July 13, 2023)